CASE EQUIPMENT LOAN TRUST 1994-C

$287,000,000 Class A-1 7.60% Asset Backed Notes due December 15, 1997  NPV Data Input Section
$145,192,000 Class A-2 8.10% Asset Backed Notes due June 15, 2001      Scheduled Cash Flows as of the End of the Fiscal Month
$18,008,346 8.45% Asset Backed Certificates due June 15, 2001          Line 0 is Scheduled Amount Delinquent
                                                  IRR Calc
                                                            7.59%                      Cut-off Date                 17-Aug-98
File: service\                        0           (450,200,346.00)                              0.00             1,492,481.13
                    09/03/98          1              7,864,172.44                       7,864,172.44             3,580,057.31
                    10:43 AM          2              7,788,218.51                       7,788,218.51             6,018,992.24
                                      3              6,098,290.26                       6,098,290.26             6,322,507.28
                                      4              6,680,204.90                       6,680,204.90             5,287,142.42
                                      5              6,453,480.54                       6,453,480.54             2,175,031.44
                                      6              5,890,780.29                       5,890,780.29             1,511,094.36
                                      7              8,879,283.62                       8,879,283.62               771,426.13
                                      8             12,300,209.95                      12,300,209.95             1,130,329.16
                                      9             12,101,814.11                      12,101,814.11               657,302.14
                                     10             21,896,428.66                      21,896,428.66               521,543.16
                                     11             17,333,296.90                      17,333,296.90             1,284,542.59
                                     12             16,303,183.47                      16,303,183.47             2,332,834.04
                                     13             10,751,321.82                      10,751,321.82             2,056,139.68
                                     14              8,602,513.63                       8,602,513.63             3,559,498.31
                                     15              5,952,117.92                       5,952,117.92             3,953,953.92
                                     16              7,151,619.51                       7,151,619.51             3,216,576.29
                                     17              6,356,878.05                       6,356,878.05               548,604.47
                                     18              5,746,535.83                       5,746,535.83               212,059.71
                                     19              8,624,670.79                       8,624,670.79                53,074.09
                                     20             11,983,748.73                      11,983,748.73               115,736.58
                                     21             11,694,225.54                      11,694,225.54                15,578.22
                                     22             21,323,538.16                      21,323,538.16                25,033.76
                                     23             16,809,132.62                      16,809,132.62                16,704.87
                                     24             15,804,358.75                      15,804,358.75                53,329.90
                                     25             10,153,425.06                      10,153,425.06                42,054.20
                                     26              8,042,899.34                       8,042,899.34                29,361.95
                                     27              5,480,852.44                       5,480,852.44               115,714.15
                                     28              6,634,342.91                       6,634,342.91               145,116.78
                                     29              5,829,123.44                       5,829,123.44                10,338.93
                                     30              5,137,586.61                       5,137,586.61                     0.00
                                     31              7,966,103.25                       7,966,103.25                     0.00
                                     32             11,050,175.62                      11,050,175.62                     0.00
                                     33             10,898,584.83                      10,898,584.83                     0.00
                                     34             19,898,063.41                      19,898,063.41                     0.00
                                     35             15,669,692.18                      15,669,692.18                     0.00
                                     36             14,289,890.41                      14,289,890.41                     0.00
                                     37              8,792,567.08                       8,792,567.08                     0.00
                                     38              6,759,549.67                       6,759,549.67                     0.00
                                     39              4,415,403.75                       4,415,403.75                     0.00
                                     40              5,385,377.69                       5,385,377.69                     0.00
                                     41              4,547,363.09                       4,547,363.09                     0.00
                                     42              3,838,693.71                       3,838,693.71                     0.00
                                     43              6,142,384.57                       6,142,384.57                     0.00
                                     44              8,816,242.37                       8,816,242.37                     0.00
                                     45              8,616,041.29                       8,616,041.29                     0.00
                                     46             15,937,404.00                      15,937,404.00                     0.00
                                     47             11,942,510.96                      11,942,510.96                     0.00
                                     48             10,654,077.41                      10,654,077.41                     0.00
                                     49              5,424,959.80                       5,424,959.80                     0.00


                                     50              3,782,959.87                       3,782,959.87                     0.00
                                     51              1,813,489.21                       1,813,489.21                     0.00
                                     52              2,663,339.69                       2,663,339.69                     0.00
                                     53              1,709,618.69                       1,709,618.69                     0.00
                                     54              1,237,241.96                       1,237,241.96                     0.00
                                     55              2,562,766.13                       2,562,766.13                     0.00
                                     56              4,791,820.16                       4,791,820.16                     0.00
                                     57              4,459,480.23                       4,459,480.23                     0.00
                                     58              9,476,468.84                       9,476,468.84                     0.00
                                     59              7,263,880.99                       7,263,880.99                     0.00
                                     60              6,892,837.29                       6,892,837.29                     0.00
                                     61              1,695,598.23                       1,695,598.23                     0.00
                                     62                454,545.19                         454,545.19                     0.00
                                     63                 63,388.11                          63,388.11                     0.00
                                     64                277,644.40                         277,644.40                     0.00
                                     65                 18,342.94                          18,342.94                     0.00
                                     66                 55,752.60                          55,752.60                     0.00
                                     67                 19,642.48                          19,642.48                     0.00
                                     68                145,105.22                         145,105.22                     0.00
                                     69                 57,633.99                          57,633.99                     0.00
                                     70                178,018.77                         178,018.77                     0.00
                                     71                232,438.28                         232,438.28                     0.00
                                     72                280,576.17                         280,576.17                     0.00

                                     Total Time Balance of Scheduled Cash Flows                                 47,254,159.21
                                       532,845,929.33           532,845,929.33

                                                                       PAGE 2

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1994-C

$287,000,000 Class A-1 7.60% Asset Backed Notes due December 15, 1997
$145,192,000 Class A-2 8.10% Asset Backed Notes due June 15, 2001    File: service\
$18,008,346 8.45% Asset Backed Certificates due June 15, 2001
Prepared by Andrea Robers Phone 414-636-7024
Payment Date                                                                                                 17-Aug-98
Month Begin                                                                                                  01-Jul-98
Month End                                                                           15-Dec-94                31-Jul-98

PART I -- MONTHLY DATA INPUT

Date Input Section
Description                                  Source

Total Receipts During the Period:
    Cash collections (Incl. deferred int.)                                                               $4,519,487.36

          Total Receipts                                                                                 $4,519,487.36

Warranty Repurchases:
    Contracts deferred beyond A-2 maturity date                                                                  $0.00
    Government obligors                                                                                          $0.00
          Total Warranty Repurchases                                                                             $0.00

TOTAL COLLECTIONS FOR THE PERIOD                                                                         $4,519,487.36


Miscellaneous Data
    Aggregate Scheduled Amounts 30 - 59 days past due                                                      $235,834.45
    Aggregate Scheduled Amounts 60 days or more past due                                                   $376,225.26
    Net Losses on Liquidated Receivables                                                                    $15,334.56
    Number of Loans at Beginning of Period                                             16,602                    4,895
    Number of Loans at End of Period                                                                             4,391
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                     $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                  $0.00                    $0.00
    Reinvestment Income                                                                                    $120,223.25

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PART II -- SERVICING CALCULATIONS                                                                                        17-Aug-98
1.  Sources and Uses of Collection Account Balance

Contract Value (WAPR = 7.589%) (Beg. of Month)                                                                       $49,278,511.19
Contract Value (WAPR = 7.589%) (End of Month)                                  7.589%           $450,200,346.00      $45,074,617.89
Contract Value Decline                                                                                                $4,203,893.30

Total Collections and Investment Income for the period (Total Dist Amt)                                               $4,639,710.61

A-1 Notes' Earned Interest for the period (Clause (i) of NQIDA)                                            7.60%              $0.00
A-2 Notes' Earned Interest for the period (Clause (ii) of NQIDA)                                           8.10%        $191,788.92
Certificates' Earned Interest for the period (Clause (i) of CQIDA)                                         8.45%         $93,092.48

Servicing Fee for the period (Section 4.07)                                                                1.00%         $41,065.43
Administration Fee for the period (Administration Agmt Section 3)                               $500/qtr                    $166.67
Principal Distribution Amount for the period                                                                          $4,203,893.30
2.  Calculation of Distributable Amounts
Class A-1 Note Beginning Principal Balance                                                                                    $0.00
Class A-1 Noteholders' Principal Carryover Shortfall (beginning of
period)                                                                                                                       $0.00
A-1 Noteholders' share of the Principal Distribution Amount                                                                  100.00%
Class A-1 Noteholders' Monthly Principal Distributable Amount                                                                 $0.00

Class A-2 Note Beginning Principal Balance                                                                           $28,413,172.78
A-2 Noteholders' Percentage                                                                                                   96.00%
Class A-2 Noteholders' Principal Carryover Shortfall (beginning of
period)                                                                                                                       $0.00
A-2 Noteholders' share of Principal Distribution Amount                                                                       96.00%
Class A-2 Noteholders' Monthly Principal Distributable Amount                                                         $4,035,737.56

Certificate Beginning Principal Balance                                                                              $13,220,234.12
Certificateholders' Principal Carryover Shortfall (beginning of period)                                                       $0.00
Certificateholders' Monthly Principal Distributable Amount                                                              $168,155.73

Total Interest Distributable Amount (Notes + Certs)                                                                     $284,881.40

Total Beginning Principal Balance of Notes and Certificates                                                          $41,633,406.91

3.  Allocation of Total Distribution Amount (excluding YSA)
Interest Distribution Amount  (IDA)                                                                                     $435,817.31
Principal Distribution Amount  (PDA)                                                                                  $4,203,893.30
Total Distribution Amount  (TDA)                                                                                      $4,639,710.61

Beginning Yield Supplement Account Balance                                                                            $4,531,475.29

YSA supplement (0.041666% * beg. pd. Pool Balance)                                                                       $20,532.38
YSA Interest Distributable Shortfall                                                                                          $0.00
Total Collection Period Yield Supplement Amount                                                                          $20,532.38
Released to Seller upon recalculation                                                                                         $0.00

Ending Yield Supplement Account Balance                                                                               $4,510,942.90

Adjusted Total Distribution Amount                                                                                    $4,660,242.99

Administration Fee Shortfall (Beginning of Period Shortfall)                                                                  $0.00
Administration Fees Accrued during this Period                                                                              $166.67
Administration Fees Paid this Period from TDA                                                                               $166.67

Administration Fee Shortfall (End of Period Shortfall)                                                    $0.00               $0.00

Total Distribution Amount Remaining                                                                                   $4,660,076.33

A-1 Noteholders' Interest Carryover Shortfall (Beginning)              1st Pd                                30               $0.00
Interest Due (in Arrears) on Above Beginning Shortfall                                                    7.600%              $0.00

A-1 Noteholders' Monthly Interest Distributable Amount                                                    7.600%              $0.00
A-1 Noteholders' Interest Paid this Period from TDA                                                                           $0.00
 Prelim. A-1 Noteholders' Interest Carryover Shortfall (End)                                              $0.00               $0.00

A-2 Noteholders' Interest Carryover Shortfall (Beginning)                                                                     $0.00
Interest Due (in Arrears) on Above Beginning Shortfall                                                                        $0.00
First period accrual difference                                                                                              210.98
A-2 Noteholders' Monthly Interest Distributable Amount                                                     8.10%        $191,788.92
A-2 Noteholders' Interest Paid this Period from TDA                                                                     $191,788.92
Prelim. A-2 Noteholders' Interest Carryover Shortfall (End)                                               $0.00               $0.00

Noteholders' Interest Carryover Shortfall (Beginning)                                                                         $0.00
Interest Due (in Arrears) on Above Beginning Shortfall                                                                        $0.00
Noteholders' Monthly Interest Distributable Amount                                                                      $191,788.92
Noteholders' Interest Paid this Period from TDA                                                                         $191,788.92
Prelim. Noteholders' Interest Carryover Shortfall (End)                                                                       $0.00
Total Distribution Amount Remaining                                                                                   $4,468,287.41

Class A-1 Noteholders' Principal Carryover Shortfall (Beginning)                                                              $0.00
A-1 Noteholders' Principal Distributable Amount this Period                                                                   $0.00
A-1 Noteholders' Principal Paid this Period from TDA                                                                          $0.00
Prelim. Class A-1 Noteholders' Principal Carryover Shortfall (End)                                        $0.00               $0.00

Total Distribution Amount Remaining                                                                                   $4,468,287.41

Class A-2 Noteholders' Principal Carryover Shortfall (Beginning)                                                              $0.00
A-2 Noteholders' Principal Distributable Amount this Period                                                           $4,035,737.56
A-2 Noteholders' Principal Paid this Period from TDA                                                                  $4,035,737.56
Prelim. Class A-2 Noteholders' Principal Carryover Shortfall (End)                                        $0.00               $0.00

Total Distribution Amount Remaining                                                                                     $432,549.85

Certificateholders' Interest Carryover Shortfall (Beginning)                                                                  $0.00
Interest Due (in Arrears) on Above Beginning Shortfall                                                                        $0.00
first month accrual difference                                                                                               $14.04
Certificateholders' Earned Interest                                                                        8.45%         $93,092.48
Certificateholders' Interest Paid this Period from TDA                                                                   $93,092.48
Prelim. Certificateholders' Interest Carryover Shortfall (End)                                            $0.00               $0.00

Total Distribution Amount Remaining                                                                                     $339,457.37

Certificateholders' Principal Carryover Shortfall (Beginning)
   Less 5.06(f) Shortfall                                                                                                     $0.00
Certificateholders' Monthly Principal Distributable Amount                                                              $168,155.73
Certificateholders' Principal Paid this Period from TDA (excl. 5.06(f))                                                 $168,155.73
Prelim. Certificateholders' Principal Carryover Shortfall (End)
   (Less 5.06(f) Shortfall)                                                                               $0.00               $0.00

Total Distribution Amount Remaining                                                                                     $171,301.63

Cumulative Aggregate 5.06(f) Certificateholders' Principal Shortfall
   (Beginning)                                                                                                                $0.00

5.06(f) Shortfall Paid this Period from TDA                                                                                   $0.00
Prelim. Cumulative Aggregate 5.06(f) Certificateholders' Principal
   Shortfall (End)                                                                                        $0.00               $0.00

Servicing Fee Shortfall (Beginning of Period)                                                                                 $0.00
Servicing Fees Accrued during this Period                                                                  1.00%         $41,065.43
Servicing Fees Paid this Period from TDA                                                                                 $41,065.43
Servicing Fee Shortfall (End of Period)                                                                   $0.00               $0.00

Total Distribution Amount Remaining to Deposit to Reserve Acct                                                          $130,236.21
4.  Distributions from Spread Account
Spread Account Balance at beginning of period                                                    $22,510,017.00      $15,757,012.00
Deposit to Spread Account from Excess Collections over Distributions                              $2,251,002.00         $130,236.21

Distribute from Spread Account to Noteholders' Distr. Account                                                                 $0.00
Adjustment to A-1 Interest Carryover Shortfall                                                                                $0.00
Adjustment to A-2 Interest Carryover Shortfall                                                                                $0.00
Adjustment to A-1 Principal Carryover Shortfall                                                                               $0.00
Adjustment to A-2 Principal Carryover Shortfall                                                                               $0.00

Prelim. Spread Account Balance Remaining                                                                             $15,887,248.21

Distribute from Spread Account to Certificateholders' Distr. Account                                                          $0.00
Adjustment to Certificateholders' Interest Carryover Shortfall                                                                $0.00
Adjustment to Certificateholders' Principal Carryover Shortfall                                                               $0.00

Prelim. Spread Account Balance Remaining                                                                             $15,887,248.21

Cumulative Realized Losses since 31-January-94 (Cut-off Date)                                                           $873,748.27
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                       NO
4*(Realized Losses during Collection Period + Repos at end of
Collection Period)                                                                                                       $61,338.24
Is 4*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                               NO
60 day Delinquent Scheduled Amounts                                                                                     $376,225.26
Are >60 day Delinquencies > 2.25% of Ending Pool Balance?                            NO                         NO
Are any of the three conditions "YES"?                                                                          NO

Preliminary Class A-1 Note Principal Balance (End of Period)                                                                  $0.00
Preliminary Class A-2 Note Principal Balance (End of Period)                                                         $24,377,435.22
Preliminary Certificate Principal Balance (End of Period)                                                            $13,052,078.39
Preliminary Total Principal Balance of Notes and Certificates                                                        $37,429,513.61

Specified Spread Acct Balance (Before Distribution of 5.06 (b) (ii))                                                 $15,757,012.00
Greater of:
(a)  5.00% of Pool Balance at end of Collection Pd; and                                                    5.00%      $2,253,730.89

(b)  Floor (Until Outstanding Note and Certificate Balance = Spread
Account)                                                                                                             $15,757,012.00

Prelim. Spread Account Balance Remaining                                                                             $15,887,248.21
Addtional reserve added to spread account
Prelim. Excess Spread Account Balance                                                                                   $130,236.21

Release from Spread Account to Seller as "Excess Servicing Fee"                      Turbo Date                               $0.00
Release of additional reserve added to Spread Account to Seller
Total realeases from Spread Account to Seller                                                                                  0.00
Release from Spread Account to A-1 Noteholders as Principal                                           15-Jul-95               $0.00
Release from Spread Account to A-2 Noteholders as Principal                                                             $130,236.21
Ending Spread Account Balance (after distributions)                                                                  $15,757,012.00

Net Change in Reserve Account Balance                                                                                         $0.00

Decrease in Certificate Balance (Section 5.06 (f))                                                                            $0.00
Increase in Certificate Balance (Section 5.06 (f))                                                                            $0.00
Cumulative Aggregate Reduction in Certificate Balance pursuant to 5.06 (f)                                                    $0.00

5.  Ending Balances
Class A-1 Interest Carryover Shortfall  (Ending Balance)                                                                      $0.00
Class A-2 Interest Carryover Shortfall  (Ending Balance)                                                                      $0.00
Noteholders' Interest Carryover Shortfall  (Ending Balance)                                                                   $0.00
Class A-1 Principal Carryover Shortfall  (Ending Balance)                                                                     $0.00
Class A-2 Principal Carryover Shortfall  (Ending Balance)                                                                     $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                            $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                           $0.00

Class A-1 Note Principal Balance (End of Period)                                                                              $0.00
Class A-2 Note Principal Balance (End of Period)                                                                     $24,247,199.01
Certificate Principal Balance (End of Period)                                                                        $13,052,078.39
Total Principal Balance of Notes and Certificates                                                                    $37,299,277.40

Class A-1 Note Pool Factor (End of Period)                                                      $287,000,000.00           0.0000000
Class A-2 Note Pool Factor (End of Period)                                                      $145,192,000.00           0.1670009
Certificate Pool Factor (End of Period)                                                          $18,008,346.00           0.7247794
Total Notes & Certificates Pool Factor (End of Period)                                                                    0.0828504

Specified Spread Account Balance (after all distributions and
adjustments)                                                                                                         $15,757,012.00

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1994-C
STATEMENT TO NOTEHOLDERS

 $287,000,000 Class A-1 7.60% Asset Backed Notes due December 15, 1997
 $145,192,000 Class A-2 8.10% Asset Backed Notes due June 15, 2001

 Payment Date:                                                                                                             17-Aug-98

(1)  Amount of principal being paid on Notes:

  (a)  Class A-1 Notes:                                                                                                        $0.00
  per $1,000 original principal amount:                                                                                   0.00000000

  (b)  Class A-2 Notes:                                                                                                $4,165,973.77
  per $1,000 original principal amount:                                                                                  28.69286029

  (c)  Total:                                                                                                          $4,165,973.77

(2)   Amount of interest being paid on Notes:

  (a)  Class A-1 Notes:                                                                                                        $0.00
  per $1,000 original principal amount:                                                                                   0.00000000

  (b)  Class A-2 Notes:                                                                                                  $191,788.92
  per $1,000 original principal amount:                                                                                   1.32093308

  (c)  Total:                                                                                                            $191,788.92

(3)  Pool Balance at end of related Collection Period:                                                                $45,074,617.89

(4)  After giving effect to distributions on this Payment Date:

  (a) (i)  outstanding principal amount of
       Class A-1 Notes:                                                                                                        $0.00
     (ii)  Class A-1 Note Pool Factor:                                                                                     0.0000000

  (b) (i)  outstanding principal amount of                                                                            $24,247,199.01
       Class A-2 Notes:                                                                                                    0.1670009
     (ii)  Class A-2 Note Pool Factor:

  (c) (i)  Certificate Balance                                                                                        $13,052,078.39
     (ii)  Certificate Pool Factor:                                                                                        0.7247794

(5)  Amount of Servicing Fee:                                                                                             $41,065.43
  per $1,000 Original Pool Balance:                                                                                       0.09121589

(6)  Amount of Administration Fee:                                                                                           $166.67
  per $1,000 Original Pool Balance:                                                                                       0.00037021

(7)  Aggregate Purchase Amounts for Collection Period:                                                                         $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                              $15,334.56

(9)  Amount in Spread Account:                                                                                        $15,757,012.00

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 CASE EQUIPMENT LOAN TRUST 1994-C

 STATEMENT TO CERTIFICATEHOLDERS

$18,008,346 8.45% Asset Backed Certificates due June 15, 2001

Payment Date:                                                                                                              17-Aug-98

(1)  Amount of principal being paid or distributed:

 (a)  Class A-1 Notes:                                                                                                         $0.00

 (b)  Class A-2 Notes:                                                                                                 $4,165,973.77

 (c)  Certificates:                                                                                                      $168,155.73
        per $1,000 original principal amount:                                                                             9.33765554

 (d)  Total:                                                                                                           $4,334,129.50

(2)   Amount of interest being paid or distributed:

 (a)  Class A-1 Notes:                                                                                                         $0.00

 (b)  Class A-2 Notes:                                                                                                   $191,788.92

 (c)  Certificates:                                                                                                       $93,092.48
        per $1,000 original principal amount:                                                                             5.16940767

 (d)  Total:                                                                                                             $284,881.40

(3)  Pool Balance at end of related Collection Period:                                                                $45,074,617.89

(4)  After giving effect to distributions on this Payment Date:

 (a)  (i) outstanding principal amount of
      Class A-1 Notes:                                                                                                         $0.00
     (ii) Class A-1 Note Pool Factor:                                                                                      0.0000000

 (b)  (i) outstanding principal amount of
      Class A-2 Notes:                                                                                                $24,247,199.01
     (ii) Class A-2 Note Pool Factor:                                                                                      0.1670009

 (c)  (i) Certificate Balance                                                                                         $13,052,078.39
     (ii) Certificate Pool Factor:                                                                                         0.7247794

(5)  Amount of Servicing Fee:                                                                                             $41,065.43
 per $1,000 Original Pool Balance:                                                                                        0.09121589

(6)  Amount of Administration Fee:                                                                                           $166.67
 per $1,000 Original Pool Balance:                                                                                        0.00037021

(7)  Aggregate Purchase Amounts for related Collection Period:                                                                 $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                              $15,334.56

(9)  Amount in Spread Account:                                                                                        $15,757,012.00

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 CASE EQUIPMENT LOAN TRUST 1994-C

 PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

 Payment Date:                                                                                                             17-Aug-98

(1)  Payment of Administration Fee to Administrator:                                                                         $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                                $191,788.92

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                              $4,165,973.77

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                          $93,092.48

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                         $168,155.73

(6)  Payment of Servicing Fee to Servicer:                                                                                $41,065.43

(7)  Deposit to Spread Account:                                                                                          $130,236.21

Check for Error                                                                                                     NO ERROR
Sum of Above Distributions                                                                                             $4,790,479.20
Total Distribution Amount                                                                                              $4,790,479.20

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 CASE EQUIPMENT LOAN TRUST 1994-C

 SERVICER'S CERTIFICATE


 $287,000,000 Class A-1 7.60% Asset Backed Notes due December 15, 1997
 $145,192,000 Class A-2 8.10% Asset Backed Notes due June 15, 2001
 $18,008,346 8.45% Asset Backed Certificates due June 15, 2001

Payment Date:                                                                                                             17-Aug-98
(1)  Total Distribution Amount:                                                                                       $4,639,710.61

(2)  Administration Fee:                                                                                                    $166.67

(3)  Class A-1 Noteholders' Interest Distributable Amount:                                                                    $0.00

(4)  Class A-1 Noteholders' Interest Carryover Shortfall:                                                                     $0.00

(5)  Class A-2 Noteholders' Interest Distributable Amount:                                                              $191,788.92

(6)  Class A-2 Noteholders' Interest Carryover Shortfall:                                                                     $0.00

(7)  Class A-1 Noteholders' Interest Distributable Amount:                                                                    $0.00

(8)  Class A-2 Noteholders'  Interest Distributable Amount:                                                             $191,788.92

(9)  Noteholders' Interest Distributable Amount:                                                                        $191,788.92

(10)  Class A-1 Noteholders'  Principal Distributable Amount:                                                                 $0.00

(11)  Class A-1 Noteholders' Principal Carryover Shortfall:                                                                   $0.00

(12)  Class A-1 Noteholders' Principal Distributable Amount:                                                                  $0.00

(13)  Class A-2 Noteholders' Percentage:                                                                                         96%

(14)  Class A-2 Noteholders'  Principal Distributable Amount:                                                         $4,035,737.56
  Accelerated Principal Distribution Amount -- included in (14)

(15)  Class A-2 Noteholders' Principal Carryover Shortfall:                                                                   $0.00

(16)  Class A-2 Noteholders' Principal Distributable Amount:                                                          $4,035,737.56

(17)  Noteholders' Principal Distributable Amount:                                                                    $4,035,737.56

(18)  Noteholders' Distributable Amount:                                                                              $4,227,526.48

(19)  Certificateholders'  Interest Distributable Amount:                                                                $93,092.48

(20)  Certificateholders' Interest Carryover Shortfall:                                                                       $0.00

(21)  Certificateholders' Interest Distributable Amount:                                                                 $93,092.48

(22)  Certificateholders' Percentage:                                                                                             4%

                                                                         PAGE 13

(23)  Certificateholders'  Principal Distributable Amount:                                                              $168,155.73

(24)  Certificateholders' Principal Carryover Shortfall:                                                                      $0.00

(25)  Certificateholders' Principal Distributable Amount:                                                               $168,155.73

(26)  Certificateholders' Distributable Amount:                                                                         $261,248.21

(27)  Servicing Fee:                                                                                                     $41,065.43

(28)  Deposit to Spread Account (before any distributions of excess):                                                   $130,236.21

(29)  Specified Spread Account Balance (after all distributions and adjustments) :                                   $15,757,012.00
 The greater of:
   (a)  5.00% of the Pool Balance at the beginning of the Collection Period
        in which the Payment Date occurs plus                                                                         $2,253,730.89

   (b)  Floor (Until Notes + Certificates = Spread Account)                                                          $15,757,012.00

(30)  Spread Account Trigger Tests:
    (a) (i) Aggregate Realized Losses from the Cutoff Date through
            the end of the related Collection Period:                                                                   $873,748.27

       (ii) 2.25% of the Original Pool Balance:                                                                      $10,129,507.78

    (b) (i) 4 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
            has been repossessed but in which the receivable has not been liquidated:                                    $61,338.24

       (ii) 1.65% of the Pool Balance at the beginning of the related Collection Period:                                 919,251.32

    (c) (i) Aggregate Scheduled Payments delinquent by more than 60 days
            as of the end of the related Collection Period:                                                             $376,225.26

       (ii) 2.25% of the Pool Balance at the beginning of the Collection Period
            in which the Payment Date occurs:                                                                         $1,014,178.90

(31)  Spread Account Balance over the Specified Spread Account Balance:                                                 $130,236.21

(32)  Excess Amount in Spread Account Distributed To:
 (a)  Seller:                                                                                                                 $0.00
 (a1) Release of additional reserve added to Spread Account to Seller
 (a2) Total release from Spread Account to Seller                                                                              0.00
 (b)  A-1 Noteholders:                                                                                                        $0.00
 (c)  A-2 Noteholders:                                                                                                  $130,236.21
 (32a) Excess Amount in Yield Supplement Account Released to Seller:                                                           0.00

(33)  Amount to be withdrawn from the Spread Account and deposited
      into the Note Distribution Account (other than as set forth in (32)(b) above):                                          $0.00

(34)  Amount to be withdrawn from the Spread Account and deposited
      into the Certificate Distribution Account:                                                                              $0.00

(35)  Pool Balance as of the opening of business on the first day of
      the Collection Period in which the Payment Date occurs:                                                        $45,074,617.89

(36)  After giving effect to all distributions on such Payment Date:
      Outstanding Principal Balance of Class A-1 Notes:                                                                       $0.00
           Class A-1 Note Pool Factor:                                                                                    0.0000000

           Outstanding Principal Balance of Class A-2 Notes:                                                         $24,247,199.01
           Class A-2 Note Pool Factor:                                                                                    0.1670009

           Outstanding Principal Balance of the Certificates:                                                        $13,052,078.39
           Certificate Pool Factor:                                                                                       0.7247794

(37)  Aggregate Purchase Amounts for related Collection Period:                                                               $0.00

(38)  Aggregate Amount of Realized Losses for the related Collection Period:                                             $15,334.56
(38a) Yield Supplement Account balance after giving effect to all distributions:                                       4,510,942.90

(39)  Spread Account Balance after giving effect to all distributions:                                               $15,757,012.00

                                                     [CHART 1]

                                                    [GRAPHIC]

CASE EQUIPMENT LOAN TRUST 1995-A
$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002               09/04/98
Prepared by Lisa Sorenson Phone 414-636-6184                                 08:56 AM
                                                                   File: service\us95a
NPV Data Input Section                 IRR Calc                                           17-Aug-98
Scheduled Cash Flows as of the           7.562%            Cut-off Date        pool 1           pool 2           pool 3
 End of the Fiscal              0     (352,717,651.45)          756,797.64       978,966.81       231,845.97       430,911.85
     Month                      1        4,418,039.53         3,661,241.89     1,539,152.38       465,790.43       477,812.77
Line 0 is Scheduled             2        4,012,602.90         4,012,602.90     2,266,016.23       761,200.06       702,786.53
 Amount Delinquent              3        3,907,325.73         3,907,325.73     1,498,156.06       461,402.82       707,371.42
                                4        5,254,112.46         5,254,112.46     2,278,096.52       574,606.10       542,413.28
                                5        6,443,901.17         6,443,901.17    10,626,732.60       880,079.47     1,354,258.51
                                6        5,675,841.78         5,675,841.78     7,108,585.19       870,202.65     1,028,875.14
                                7        9,401,221.89         9,401,221.89     3,791,036.20     4,714,315.78       676,533.10
                                8        5,176,887.89         5,176,887.89     1,232,660.50     5,575,034.67     4,193,350.70
                                9        7,504,062.59         7,504,062.59       505,851.32       259,946.92     4,979,723.83
                               10       25,460,912.46        25,460,912.46       337,340.37       118,749.21        78,001.46
                               11       17,161,198.48        17,161,198.48       628,499.56        87,201.04       118,258.60
                               12        9,725,133.70         9,725,133.70       989,033.99        82,063.06       244,963.06
                               13        5,313,727.52         5,313,727.52       655,180.46       166,163.96        71,446.52
                               14        4,141,877.81         4,141,877.81       933,901.44       195,952.41       141,292.89
                               15        3,728,364.97         3,728,364.97       587,268.68       139,475.56       213,040.02
                               16        4,893,554.35         4,893,554.35     1,172,746.95       175,413.32       123,768.56
                               17        6,214,011.07         6,214,011.07     7,282,555.31       394,065.79       529,566.08
                               18        5,387,093.37         5,387,093.37     4,442,484.66       416,406.06       547,250.58
                               19        8,842,052.74         8,842,052.74     1,857,127.83     2,817,131.16       200,125.61
                               20        4,928,939.62         4,928,939.62       338,869.26     2,988,213.42     1,675,635.19
                               21        7,229,379.49         7,229,379.49        62,443.27       130,773.76     2,273,036.09
                               22       25,037,082.60        25,037,082.60        90,471.49         9,950.38        42,000.90
                               23       16,779,221.10        16,779,221.10        16,937.74         4,098.18        37,231.58
                               24        9,308,425.49         9,308,425.49        39,013.37             0.00        22,093.78
                               25        4,795,285.30         4,795,285.30         1,715.60        11,796.59           497.05
                               26        3,781,783.09         3,781,783.09         1,715.60        32,608.34           497.05
                               27        3,273,512.75         3,273,512.75        17,752.28             0.00        60,175.17
                               28        4,371,478.35         4,371,478.35         1,715.60             0.00           497.05
                               29        5,537,022.24         5,537,022.24       151,785.04             0.00        15,109.84
                               30        4,897,672.87         4,897,672.87        64,494.56        27,910.39        48,591.28
                               31        8,011,042.60         8,011,042.60        35,254.58        50,115.97           497.05
                               32        4,491,987.98         4,491,987.98        18,366.93        10,322.30       171,256.09
                               33        6,683,794.29         6,683,794.29           692.13             0.00        12,811.40
                               34       24,058,728.76        24,058,728.76             0.00             0.00             0.00
                               35       15,848,613.80        15,848,613.80             0.00             0.00             0.00
                               36        8,320,850.71         8,320,850.71             0.00             0.00             0.00
                               37        3,990,580.08         3,990,580.08             0.00             0.00             0.00
                               38        2,991,922.80         2,991,922.80             0.00             0.00             0.00
                               39        2,433,481.82         2,433,481.82             0.00             0.00        39,254.82
                               40        3,283,542.26         3,283,542.26             0.00             0.00             0.00
                               41        4,374,194.28         4,374,194.28             0.00             0.00             0.00
                               42        3,724,329.06         3,724,329.06             0.00             0.00             0.00
                               43        6,417,821.23         6,417,821.23             0.00             0.00             0.00
                               44        3,114,191.49         3,114,191.49             0.00             0.00             0.00
                               45        4,864,826.68         4,864,826.68             0.00             0.00             0.00
                               46       20,215,309.91        20,215,309.91             0.00             0.00             0.00
                               47       12,909,728.71        12,909,728.71             0.00             0.00             0.00
                               48        6,349,954.88         6,349,954.88             0.00             0.00             0.00
                               49        2,282,299.00         2,282,299.00             0.00             0.00             0.00
                               50        1,264,180.73         1,264,180.73             0.00             0.00             0.00
                               51          684,213.18           684,213.18             0.00             0.00             0.00
                               52        1,214,774.34         1,214,774.34             0.00             0.00             0.00
                               53        1,940,632.37         1,940,632.37             0.00             0.00             0.00
                               54        1,492,868.04         1,492,868.04             0.00             0.00             0.00
                               55        3,355,837.69         3,355,837.69             0.00             0.00             0.00
                               56        1,372,485.44         1,372,485.44             0.00             0.00             0.00
                               57        2,427,126.28         2,427,126.28             0.00             0.00             0.00
                               58       14,388,915.95        14,388,915.95             0.00             0.00             0.00
                               59        8,159,079.37         8,159,079.37             0.00             0.00             0.00
                               60        2,986,211.22         2,986,211.22             0.00             0.00             0.00

                                                                   PAGE - 1

                               61          715,159.00           715,159.00             0.00             0.00             0.00
                               62          236,175.21           236,175.21             0.00             0.00             0.00
                               63           27,528.60            27,528.60             0.00             0.00             0.00
                               64           42,207.34            42,207.34             0.00             0.00             0.00
                               65           47,609.45            47,609.45             0.00             0.00             0.00
                               66            8,162.69             8,162.69             0.00             0.00             0.00
                               67          121,075.68           121,075.68             0.00             0.00             0.00
                               68           15,557.18            15,557.18             0.00             0.00             0.00
                               69          101,621.40           101,621.40             0.00             0.00             0.00
                               70          437,852.74           437,852.74             0.00             0.00             0.00
                               71          196,938.60           196,938.60             0.00             0.00             0.00
                               72           61,221.73            61,221.73             0.00             0.00             0.00
                               73           17,674.81            17,674.81             0.00             0.00             0.00

Total Time Balance of
 Scheduled Cash Flows
                                       418,284,034.69       418,284,034.69    51,552,620.51    22,652,835.77    21,760,934.85

                                                                   PAGE - 2

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1995-A
$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

Prepared by Lisa Sorenson Phone 414-636-6184

Payment Date                                                                                    17-Aug-98
Month Begin                                                                                     01-Jul-98
Month End                                                                   28-Feb-95           31-Jul-98
Days in accrual period (30/360)                                                                        30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                            $4,341,265.77

Warranty Repurchases
    Contracts deferred beyond final maturity date                                                   $0.00
    Government obligors                                                                             $0.00
          Total Warranty Repurchases                                                                $0.00

Total Collections For The Period                                                            $4,341,265.77

Miscellaneous Data
    Aggregate Scheduled Amounts 30 - 59 days past due                                         $237,142.76
    Aggregate Scheduled Amounts 60 days or more past due                                      $625,316.36
    Net Losses on Liquidated Receivables                                                        $2,787.55
    Number of Loans at Beginning of Period                                                          8,633
    Number of Loans at End of Period                                                                8,379
    Repossessed Equipment not Sold or Reassigned (Beginning)                                        $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                              $0.00
    Reinvestment Income                                                                       $123,074.37
    Pre-Funding Account Reinvestment Income                                                         $0.00

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                                                                   PAGE - 3

PART II -- SERVICING CALCULATIONS                                                         17-AUG-98

1.  Sources and Uses of Collection Account Balance                 Cut-off Date     pool 1           pool 2          pool 3

Initial Pool Balance                                                                $600,998,991.37
Wtd. Avg. APR                                                                7.564%           7.564%          7.482%          7.806%
Contract Value (Beg. of Month)                                                       $51,032,238.15  $21,720,761.62  $21,111,246.50
Contract Value (End of Month)                                      $352,717,651.45   $48,619,010.55  $21,210,274.22  $20,322,876.97
Contract Value Decline                                                                $2,413,227.59     $510,487.39     $788,369.54

Total Collections and Investment Income for the period                                $4,464,340.14

Yield Supplement Amount                                                                       $0.00
Negative Carry Amount                                                                         $0.00

Total Distribution Amount (TDA)                                                       $4,464,340.14

Principal Distribution Amount (PDA)                                                   $3,712,084.53
Interest Distribution Amount (IDA)                                                      $752,255.61

2.  Calculation of Distributable Amounts

Note Beginning Principal Balance                                                     $65,415,286.48
Noteholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
Noteholders' Share of the Principal Distribution Amount                                       96.00%
Noteholders' Principal Distributable Amount                                           $3,563,601.14

Certificate Beginning Principal Balance                                               $8,636,523.01
Certificateholders' Principal Carryover Shortfall
  (Previous Period)                                                                           $0.00
Certificateholders' Share of the Principal Distribution Amount                                 4.00%
Certificateholders' Principal Distributable Amount                                      $148,483.38

Interest Accrued on Notes this period                                         7.30%     $397,942.99
Noteholders' Interest Carryover Shortfall (Previous Period)                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                  $0.00
Noteholders' Interest Distributable Amount                                              $397,942.99

Interest Accrued on Certificates this period                                  7.65%      $55,057.83
Certificateholders' Interest Carryover Shortfall
  (Previous Period)                                                                           $0.00
Interest Due (in Arrears) on Above Beginning Shortfall                                        $0.00
Certificateholders' Interest Distributable Amount                                        $55,057.83

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                             $4,464,340.14

Administration Fee Shortfall (Previous Period)                                                $0.00
Administration Fee Accrued during this Period                         $500/qtr.             $166.67
Administration Fee Paid this Period from TDA                                                $166.67
Administration Fee Shortfall                                                                  $0.00

Total Distribution Amount Remaining                                                   $4,464,173.47

Noteholders' Interest Distributable Amount                                              $397,942.99
Noteholders' Interest Paid this Period from TDA                                         $397,942.99
Prelim. Noteholders' Interest Carryover Shortfall                                             $0.00

Total Distribution Amount Remaining                                                   $4,066,230.48

Noteholders' Principal Distributable Amount                                           $3,563,601.14
Noteholders' Principal Paid this Period from TDA                                      $3,563,601.14
Prelim. Noteholders' Principal Carryover Shortfall                                            $0.00

                                                                     PAGE - 4

Total Distribution Amount Remaining                                                    $502,629.34

Certificateolders' Interest Distributable Amount                                        $55,057.83
Certificateholders' Interest Paid this Period from TDA                                  $55,057.83
Prelim. Certificateholders' Interest Carryover Shortfall                                     $0.00

Total Distribution Amount Remaining                                                    $447,571.50

Certificateholders' Principal Distributable Amount                                     $148,483.38
Certificateholders' Principal Paid this Period from TDA                                $148,483.38
Prelim. Certificateholders' Principal Carryover Shortfall                                    $0.00

Total Distribution Amount Remaining                                                    $299,088.12

Servicing Fee Shortfall (Previous Period)                                                    $0.00
Servicing Fees Accrued during this Period                                  1.00%        $78,220.21
Servicing Fees Paid this Period from TDA                                                $78,220.21
Servicing Fee Shortfall                                                                      $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                          $220,867.92

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                       ($0.00)

New Collateral Purchased                                                                     $0.00
Deposit to Spread Account                                                                    $0.00
Deposit to YSA                                                                               $0.00
Payment to Seller                                                                            $0.00

Ending Pre-Funding Account Balance                                                          ($0.00)

5.  Reconciliation of Yield Supplement Account

Beginning Yield Supplement Account Balance                                           $5,799,026.47

Receivables Percentage                                                                     100.000%
Yield Supplement Amount                                                                      $0.00
Cumulative Yield Supplement Amount                                                  $14,942,409.53
Deposit to YSA for purchased collateral                                                      $0.00
Original YSA Balance                                                                $21,522,322.00
Maximum YSA Amount                                                                  $15,806,006.42
Required YSA Balance                                                                 $6,579,912.47
Interim Ending YSA Balance                                                           $5,799,026.47
YSA Released to Seller                                                                       $0.00

Ending Yield Supplement Account Balance                                              $5,799,026.47

6.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                    ($0.00)

Pre-Funded Percentage                                                                        0.000%
Negative Carry Amount                                                                        $0.00
Cumulative Negative Carry Amount                                                       $756,233.52
Maximum Negative Carry Amount                                                                $0.00
Required Negative Carry Account Balance                                                      $0.00
Interim Ending Negative Carry Account Balance                                               ($0.00)
Negative Carry Amount Released to Seller                                                     $0.00

Ending Negative Carry Account Balance                                                       ($0.00)

                                                                     PAGE - 5

7.  Distributions from Spread Account

BeginningSpread Account Balance                                                                    $15,024,974.78
Deposit to Spread Account from Pre-Funding Account                                                          $0.00
Deposit to Spread Account from Excess Collections over Distributions                                  $220,867.92

Distribution from Spread Account to Noteholders' Distr. Account                                             $0.00
Adjustment to Noteholder Interest Carryover Shortfall                                                       $0.00
Adjustment to Noteholder Principal Carryover Shortfall                                                      $0.00

Prelim. Spread Account Balance Remaining                                                           $15,245,842.70

Distribution from Spread Account to Certificateholders' Distr. Account                                      $0.00
Adjustment to Certificateholders' Interest Carryover Shortfall                                              $0.00
Adjustment to Certificateholders' Principal Carryover Shortfall                                             $0.00

Prelim. Spread Account Balance Remaining                                                           $15,245,842.70

Cumulative Realized Losses since 28-February-95 (Cut-off Date)                                      $1,450,891.66
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                   NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                      $33,450.60
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                          NO
60 day or > Delinquent Scheduled Amounts                                                              $625,316.36
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                               NO
Are any of the three conditions "YES"?                                                      NO

Preliminary Note Principal Balance (End of Period)                                                 $61,851,685.34
Preliminary Certificate Principal Balance (End of Period)                                           $8,488,039.63
Preliminary Total Principal Balance of Notes and Certificates                                      $70,339,724.97

Specified Spread Acct Balance (Before Distribution of 5.06 (b) (ii))                               $15,024,974.78
Greater of:
(a)  4.00% of Pool Balance at end of Collection Pd; and                                   4.00%     $3,606,086.47

(b)  2.5% of Initial Balance (Until Outstanding Note and Certificate
       Balance = Spread Account)                                                          2.50%    $15,024,974.78

Prelim. Spread Account Balance Remaining                                                           $15,245,842.70
Prelim. Excess Spread Account Balance                                                                 $220,867.92

Release from Spread Account to Seller as "Excess Servicing Fee"                     Turbo Date              $0.00
Release from Spread Account to Noteholders as Principal                              15-Oct-95        $220,867.92
Ending Spread Account Balance (after distributions)                                                $15,024,974.78
Net Change in Spread Account Balance                                                                        $0.00

8.  Ending Balances
Note Interest Carryover Shortfall (Ending Balance)                                                          $0.00
Note Principal Carryover Shortfall (Ending Balance)                                                         $0.00
Certificateholders' Interest Carryover Shortfall (Ending Balance)                                           $0.00
Certificateholders' Principal Carryover Shortfall (Ending Balance)                                          $0.00

Note Principal Balance (End of Period)                                                             $61,630,817.42
Certificate Principal Balance (End of Period)                                                       $8,488,039.63
Total Principal Balance of Notes and Certificates                                                  $70,118,857.06

Note Pool Factor (End of Period)                                               $576,000,000.00          0.1069979
Certificate Pool Factor (End of Period)                                         $24,000,000.00          0.3536683
Total Notes & Certificates Pool Factor (End of Period)                                                  0.1168648

Specified Spread Account Balance (after all distributions and adjustments)                         $15,024,974.78

                                                 PAGE - 6

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1995-A
STATEMENT TO NOTEHOLDERS

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

Payment Date:                                                                                    17-Aug-98
(1)  Amount of principal being paid on Notes:                                               $ 3,784,469.06
        per $1,000 original principal amount:                                                   6.57025878

(2)  Amount of interest being paid on Notes:                                                   $397,942.99
        per $1,000 original principal amount:                                                   0.69087325

(3)  Pool Balance at end of related Collection Period:                                      $90,152,161.74

(4)  After giving effect to distributions on this Payment Date:

    (a) (i)   outstanding principal amount of notes:                                        $61,630,817.42
        (ii)  Note Pool Factor:                                                                  0.1069979

    (b) (i)   Certificate Balance                                                           $ 8,488,039.63
        (ii)  Certificate Pool Factor:                                                           0.3536683

(5)  Amount of Servicing Fee:                                                                   $78,220.21
            per $1,000 Original Pool Balance:                                                   0.13015031

(6)  Amount of Administration Fee:                                                                 $166.67
            per $1,000 Original Pool Balance:                                                   0.00027732

(7)  Aggregate Purchase Amounts for Collection Period:                                               $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                     $2,787.55

(9)  Amount in Spread Account:                                                              $15,024,974.78

(10) Amount in Pre-Funding Account:                                                                 ($0.00)

(11) For the Final payment date with respect to the Funding Period, the                     NA
       Remaining Pre-Funded Amount

(12) Amount in Yield Supplement Account:                                                    $ 5,799,026.47

(13) Amount in Negative Carry Account:                                                              ($0.00)

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1995-A

STATEMENT TO CERTIFICATEHOLDERS

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

Payment Date:                                                                                    17-Aug-98
(1)  Amount of principal being paid or distributed:

   (a)  Notes:                                                                              $ 3,784,469.06
        per $1,000 original principal amount:                                                   6.57025878

   (b)  Certificates:                                                                       $   148,483.38
        per $1,000 original principal amount:                                                   6.18680754

   (c)  Total:                                                                              $ 3,932,952.44

(2)   Amount of interest being paid or distributed:

   (a)  Notes:                                                                              $   397,942.99
        per $1,000 original principal amount:                                                   0.69087325

   (b)  Certificates:                                                                       $    55,057.83
        per $1,000 original principal amount:                                                   2.29407643

   (c)  Total:                                                                              $   453,000.83

(3)  Pool Balance at end of related Collection Period:                                      $90,152,161.74

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)   outstanding principal amount of notes:                                         $61,630,817.42
       (ii)  Note Pool Factor:                                                                   0.1069979

   (c) (i)   Certificate Balance                                                            $ 8,488,039.63
       (ii)  Certificate Pool Factor:                                                            0.3536683

(5)  Amount of Servicing Fee:                                                               $    78,220.21
     per $1,000 Original Pool Balance:                                                          0.13015031

(6)  Amount of Administration Fee:                                                          $       166.67
     per $1,000 Original Pool Balance:                                                          0.00027732

(7)  Aggregate Purchase Amounts for Collection Period:                                      $         0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                $     2,787.55

(9)  Amount in Spread Account:                                                              $15,024,974.78

(10) Amount in Pre-Funding Account:                                                                 ($0.00)

(11) For the Final payment date with respect to the Funding Period, the                     NA
       Remaining Pre-Funded Amount

(12) Amount in Yield Supplement Account:                                                    $ 5,799,026.47

(13) Amount in Negative Carry Account:                                                              ($0.00)

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1995-A

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

Payment Date:                                                                                    17-Aug-98

(1)  Payment of Administration Fee to Administrator:                                               $166.67

(2)  Noteholders' Interest Distributable Amount to be
      deposited into Noteholders' Distribution Account:                                      $  397,942.99

(3)  Noteholders' Principal Distributable Amount to be
      deposited into Noteholders' Distribution Account:                                      $3,784,469.06

(4)  Certificateholders' Interest Distributable Amount to be
      deposited into Certificateholders' Distribution Account:                               $   55,057.83

(5)  Certificateholders' Principal Distributable Amount to be
      deposited into Certificateholders' Distribution Account:                               $  148,483.38

(6)  Payment of Servicing Fee to Servicer:                                                   $   78,220.21

(7)  Deposit to Spread Account:                                                              $  220,867.92

Check for Error                                                                              NO ERROR
Sum of Above Distributions                                                                   $4,685,208.06
Total Distribution Amount plus Turbo                                                         $4,685,208.06

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1995-A

SERVICER'S CERTIFICATE

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002


Payment Date:                                                                                    17-Aug-98

(1)  Total Distribution Amount:                                                             $ 4,464,340.14

(2)  Administration Fee:                                                                    $       166.67

(3)  Noteholders' Interest Distributable Amount:                                            $   397,942.99

(4)  Noteholders' Interest Carryover Shortfall:                                             $         0.00

(5)  Noteholders' Percentage:                                                                           96%

(6)  Noteholders' Principal Distributable Amount:                                           $ 3,784,469.06

(7)  Noteholders' Principal Carryover Shortfall:                                            $         0.00

(8)  Noteholders' Distributable Amount:                                                     $ 4,182,412.05

(9)  Certificateholders' Interest Distributable Amount:                                     $    55,057.83

(10) Certificateholders' Interest Carryover Shortfall:                                      $         0.00

(11) Certificateholders' Percentage:                                                                     4%

(12) Certificateholders' Principal Distributable Amount:                                    $   148,483.38

(13) Certificateholders' Principal Carryover Shortfall:                                     $         0.00

(14) Certificateholders' Distributable Amount:                                              $   203,541.22

(15) Servicing Fee:                                                                         $    78,220.21

(16) Deposit to Spread Account (before any distributions of excess):                        $   220,867.92

(17) Specified Spread Account Balance (after all distributions and adjustments) :           $15,024,974.78
   The greater of:
   (a) 4.00% of the Pool Balance at the beginning of the Collection Period
          in which the Payment Date occurs plus                                             $ 3,606,086.47

   (b) 2.5% of Initial Balance (Until Outstanding Note and Certificate                      $15,024,974.78
       Balance = Spread Account)


STATEMENT TO CERTIFICATEHOLDERS

SERVICER'S CERTIFICATE (CONTINUED)
(18)  Spread Account Trigger Tests:
  (a) (i)  Aggregate Realized Losses from the Cutoff Date through
           the end of the related Collection Period:                                        $ 1,450,891.66

      (ii) 2.25% of the Original Pool Balance:                                              $13,522,477.31

  (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
            has been repossessed but in which the receivable has not been liquidated:       $    33,450.60

      (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:            $ 1,548,760.06

  (c)  (i)  Aggregate Scheduled Payments delinquent by more than 60 days
            as of the end of the related Collection Period:                                 $   625,316.36

       (ii) 2.25% of the Pool Balance at the beginning of the Collection Period
            in which the Payment Date occurs:                                               $ 2,028,423.64

(19)  Spread Account Balance over the Specified Spread Account Balance:                     $   220,867.92

(20)  Excess Amount in Spread Account Distributed To:
   (a) Seller:                                                                              $         0.00
   (b) Seller:  Release of Excess Amount in Yield Supplement Account                        $         0.00
   (c) Noteholders:                                                                         $   220,867.92

(21)  Amount to be withdrawn from the Spread Account and deposited
  into the Note Distribution Account (other than as set forth in (32)(b) above):            $         0.00

(22)  Amount to be withdrawn from the Spread Account and deposited
  into the Certificate Distribution Account:                                                $         0.00

(23)  Pool Balance as of the opening of business on the first day of
        the Collection Period in which the Payment Date occurs:                             $90,152,161.74

(24)  After giving effect to all distributions on such Payment Date:
        Outstanding Principal Balance of Notes:                                             $61,630,817.42
        Note Pool Factor:                                                                        0.1069979

        Outstanding Principal Balance of the Certificates:                                  $ 8,488,039.63
        Certificate Pool Factor:                                                                 0.3536683

(25)  Aggregate Purchase Amounts for related Collection Period:                             $         0.00

(26)  Aggregate Amount of Realized Losses for the related Collection Period:                $     2,787.55

(27)  Spread Account Balance after giving effect to all distributions:                      $15,024,974.78



         1,473,441.96            452,696.10            436,133.41
         4,008,270.51          1,196,954.15          1,096,978.49
         3,464,046.94            876,390.40          1,331,777.90
         4,973,490.67          1,123,556.77          1,209,557.29
        17,779,312.45          1,721,895.11          2,337,471.56
        12,945,329.80          1,522,283.42          1,814,800.01
         7,222,809.49          6,873,819.59          1,373,885.14
         3,632,347.78          8,528,508.90          6,610,323.19
         2,778,831.98            981,735.50          8,076,099.72
         2,462,372.28            788,627.61            792,081.09
         3,339,421.35            796,423.16            881,075.58
         4,134,883.22            812,008.62          1,153,668.61
         3,549,868.73          1,034,012.15            944,378.76
         4,150,655.15          1,200,476.97          1,140,566.98
         3,110,337.62            820,771.59          1,217,245.23
         4,622,205.46          1,049,971.32          1,078,760.32
        17,320,445.05          1,643,776.72          2,165,422.45
        12,343,570.23          1,472,397.76          1,801,403.34
         6,657,077.98          6,892,564.37          1,270,610.87
         3,083,588.51          8,307,580.90          6,430,182.67
         2,195,505.91            839,135.99          7,858,244.08
         1,834,864.83            622,651.60            655,801.42
         2,540,938.26            618,483.43            691,364.55
         3,287,668.68            624,674.95            960,777.63
         2,672,747.18            830,034.03            749,824.67
         3,179,997.29            977,578.19            933,232.29
         2,129,512.20            617,842.73            936,085.01
         3,383,076.76            817,561.18            828,688.88
        14,461,805.24          1,357,534.56          1,827,662.99
        10,007,287.36          1,231,667.77          1,469,837.12
         5,069,550.64          6,190,453.68          1,060,627.83
         1,766,559.40          7,177,728.43          5,733,479.42
           831,363.42            387,051.93          6,664,086.48
           459,893.23            172,458.76            108,521.69
           940,071.07            151,332.06            130,686.12
         1,436,434.84            131,010.13            354,171.94
         1,021,266.93            306,646.23            178,922.10
         1,437,133.20            309,648.82            179,482.07
           893,696.05            166,488.28            252,104.36
         1,643,570.54            248,731.55            214,484.62
        10,073,035.12            651,158.35            752,926.91
         6,359,173.41            556,101.30            753,744.39
         2,457,012.87          3,769,729.92            382,510.91
           528,271.96          3,926,800.58          2,407,893.21

                                                                    PAGE -- 1


            83,438.45            155,044.28          3,158,199.56
            27,084.34             11,845.01             66,229.05
            38,067.84             17,645.12             40,905.69
            34,974.51                568.60             12,746.90
             8,162.69             12,365.19             15,845.60
            20,680.00             22,836.87              1,196.76
            38,417.09                568.60             28,281.58
            81,892.63                  0.00              1,196.76
           272,567.47             36,992.01             15,816.79
           149,305.55             27,910.39             48,536.26
            61,221.73             67,927.48                497.05
            17,674.81             18,425.14            233,413.10
                 0.00                  0.00             12,811.40
                 0.00                  0.00                  0.00
                 0.00                  0.00                  0.00
                 0.00                  0.00                  0.00
                 0.00                  0.00                  0.00
                 0.00                  0.00                  0.00
                 0.00                  0.00                  0.00
                 0.00                  0.00                  0.00
                 0.00                  0.00                  0.00
                 0.00                  0.00                  0.00
                 0.00                  0.00                  0.00
                 0.00                  0.00                  0.00
                 0.00                  0.00                  0.00
                 0.00                  0.00                  0.00
                 0.00                  0.00                  0.00
                 0.00                  0.00                  0.00
                 0.00                  0.00                  0.00
                 0.00                  0.00                  0.00


       204,496,230.66         81,151,084.25         82,883,259.80


                                                                    PAGE -- 2

                                   [GRAPH]


















                                                                    PAGE -- 1

CASE EQUIPMENT LOAN TRUST 1995-B

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due
  September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000 $294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002 $26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Prepared by Lisa Sorenson Phone 414-636-6184

NPV Data Input Section                                 IRR Calc                     17-Aug-98
Scheduled Cash Flows as of the                                   8.319%       pool 1              pool 2              pool 3
  End of the Fiscal                         0          (375,056,914.00)       2,664,994.35          501,697.37          422,516.97
    Month                                   1             7,065,483.08        4,708,461.97        2,164,436.37          893,978.35
Line 0 is Scheduled                         2             5,497,424.34        2,335,104.60        5,499,851.40        2,889,810.41
  Amount Delinquent                         3             6,911,943.75        1,991,906.64          681,595.24        5,125,262.69
                                            4            13,755,624.68        2,958,377.49          824,636.66        1,776,229.68
                                            5            10,320,462.30        5,883,003.61        1,427,939.20        1,726,329.85
                                            6             6,063,795.64        3,917,569.00          939,615.82          850,857.94
                                            7             6,187,590.06        1,940,395.40          584,768.75          818,221.88
                                            8            10,444,882.53        2,017,113.29          756,695.54          873,893.81
                                            9            11,257,480.67        3,932,369.15          612,611.98          725,879.84
                                           10            12,103,680.98        4,358,025.97          431,808.38          533,829.14
                                           11            13,868,539.05        4,485,682.56          434,450.62          513,935.82
                                           12            11,237,527.54        4,576,909.01          946,812.57          626,190.51
                                           13             7,211,321.42        3,590,310.83        2,002,366.52          740,101.67
                                           14             5,108,428.29          832,630.41        4,612,631.11        2,403,503.46
                                           15             6,956,327.97          573,661.56          328,838.29        4,115,647.50
                                           16            13,951,027.49        1,147,142.56          502,634.05        1,172,062.35
                                           17            10,189,666.03        3,200,984.37          957,467.45        1,111,041.24
                                           18             5,786,133.77        1,990,413.67          466,125.68          428,589.20
                                           19             6,008,036.09          642,518.42          228,663.99          363,620.39
                                           20            10,019,601.65          465,972.57          361,220.12          339,265.36
                                           21            10,876,927.96        1,111,097.22          265,701.55          213,858.66
                                           22            11,717,351.64        1,400,290.75           90,619.26          119,347.97
                                           23            13,292,442.97        1,413,200.81           82,342.19           82,019.61
                                           24            10,769,940.61        1,959,415.56          503,973.37          121,738.97
                                           25             6,807,002.99        1,916,246.76        1,048,094.56          235,359.68
                                           26             4,622,643.12          284,042.86        2,993,066.76        1,122,027.76
                                           27             6,520,941.54          112,768.96          188,761.23        2,240,240.50
                                           28            13,253,785.46          214,904.38          247,166.79          404,160.77
                                           29             9,545,425.28          154,193.33          197,188.05          331,570.72
                                           30             5,316,722.42           78,059.41           67,627.48           23,023.21
                                           31             5,492,559.12           49,889.64           27,428.60           64,547.67
                                           32             9,259,151.29              531.88           19,070.58           22,892.66
                                           33            10,091,918.30           15,466.48            8,337.26                0.00
                                           34            10,667,452.02            6,837.09            2,347.11                0.00
                                           35            11,924,557.05           22,529.51            2,347.11                0.00
                                           36             9,592,980.21           64,939.34           24,179.76                0.00
                                           37             5,571,999.63            3,000.00            2,347.11                0.00
                                           38             3,525,826.06                0.00            2,347.11           74,582.13
                                           39             5,110,243.54                0.00                0.00                0.00
                                           40            11,200,013.98            3,000.00                0.00                0.00
                                           41             7,862,891.62                0.00                0.00                0.00
                                           42             4,170,368.98                0.00                0.00                0.00
                                           43             4,180,220.31                0.00                0.00                0.00
                                           44             7,194,052.79                0.00                0.00                0.00
                                           45             7,888,376.20                0.00                0.00                0.00
                                           46             8,111,468.65                0.00                0.00                0.00
                                           47             8,851,625.45                0.00                0.00                0.00
                                           48             6,473,689.43                0.00                0.00                0.00
                                           49             2,558,905.47                0.00                0.00                0.00
                                           50               987,593.55                0.00                0.00                0.00
                                           51             1,988,949.69                0.00                0.00                0.00
                                           52             6,389,191.39                0.00                0.00                0.00
                                           53             4,265,291.38                0.00                0.00                0.00
                                           54             1,579,374.37                0.00                0.00                0.00
                                           55             1,180,951.76                0.00                0.00                0.00
                                           56             2,293,132.32                0.00                0.00                0.00
                                           57             2,688,019.89                0.00                0.00                0.00
                                           58             2,713,276.68                0.00                0.00                0.00

                                                                    PAGE -- 1


                                           59             3,895,027.62                0.00                0.00                0.00
                                           60             3,049,513.88                0.00                0.00                0.00
                                           61               888,385.50                0.00                0.00                0.00
                                           62               151,117.06                0.00                0.00                0.00
                                           63               381,464.41                0.00                0.00                0.00
                                           64               339,379.02                0.00                0.00                0.00
                                           65               180,746.13                0.00                0.00                0.00
                                           66                87,347.49                0.00                0.00                0.00
                                           67                17,948.98                0.00                0.00                0.00
                                           68                89,040.34                0.00                0.00                0.00
                                           69               217,072.75                0.00                0.00                0.00
                                           70                66,233.26                0.00                0.00                0.00
                                           71               502,016.97                0.00                0.00                0.00
                                           72                     0.00                0.00                0.00                0.00
                                           73                     0.00                0.00                0.00                0.00


Total Time Balance of Scheduled Cash Flows
                                                        446,347,535.86       67,023,961.41       31,039,812.99       33,506,138.37
----------------------------------------------------------------------
----------------------------------------------------------------------

















                                                                      PAGE -- 2


CASE EQUIPMENT LOAN TRUST 1995-B
$100,000,000 CLASS A-1 5.825% MONEY MARKET ASSET BACKED NOTES DUE SEPTEMBER 15, 1996
$230,000,000 CLASS A-2 5.95% ASSET BACKED NOTES DUE SEPTEMBER 15, 2000
$294,000,000 CLASS A-3 6.15% ASSET BACKED NOTES DUE SEPTEMBER 15, 2002
$26,000,000 6.45% ASSET BACKED CERTIFICATES DUE SEPTEMBER 15, 2002

Prepared by Sandra Tomlinson Phone 414-636-7833


Payment Date                                                                                  17-Aug-98
Month Begin                                                                                   01-Jul-98
Month End                                                                                     31-Jul-98
Days in accrual period (30/360)                                                                      30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                          $9,837,707.30

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                       $0.00
    Government obligors                                                                           $0.00
          Total Warranty Repurchases                                                              $0.00

Total Collections For The Period                                                          $9,837,707.30

Miscellaneous Data
    Aggregate Scheduled Amounts 30 - 59 days past due                                       $635,172.96
    Aggregate Scheduled Amounts 60 days or more past due                                  $1,051,840.99
    Net Losses on Liquidated Receivables                                                     $45,061.27
    Number of Loans at Beginning of Period                                                       10,968
    Number of Loans at End of Period                                                             10,394
    Repossessed Equipment not Sold or Reassigned (Beginning)                                      $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                            $0.00
    Reinvestment Income (including Pre-Funding Account)                                     $132,592.71
    Pre-Funding Account Reinvestment Income                                                       $0.00


                                                                      PAGE -- 3




PART II -- SERVICING CALCULATIONS                                                                       17-AUG-98

1.  Sources and Uses of Collection Account Balance                           pool 1               pool 2            pool 3

Initial Pool Balance                                                         $650,228,245.97
Wtd. Avg. APR                                                                          8.320%              8.820%            8.787%
Contract Value (Beg. of Month)                                                $69,111,782.02      $29,881,624.84    $31,883,997.41
Contract Value  (End of Month)                                                $62,430,355.52      $28,599,456.18    $30,907,471.64
Contract Value Decline                                                         $6,681,426.50       $1,282,168.67       $976,525.77

Total Collections and Investment Income for the period                         $9,970,300.01

Yield Supplement Amount                                                                $0.00
Negative Carry Amount                                                                  $0.00

Total Distribution Amount (TDA)                                                $9,970,300.01

Principal Distribution Amount  (PDA)                                           $8,940,120.93
Interest Distribution Amount  (IDA)                                            $1,030,179.08

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                   $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                       $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                             0.00%
A-1 Noteholders' Principal Distributable Amount                                        $0.00

A-2 Note Beginning Principal Balance                                                   $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                       $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                             0.00%
A-2 Noteholders' Principal Distributable Amount                                        $0.00

A-3 Note Beginning Principal Balance                                         $104,877,404.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                       $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                           100.00%
A-3 Noteholders' Principal Distributable Amount                                $8,940,120.93

Certificate Beginning Principal Balance                                       $26,000,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                    $0.00
Certificateholders' Share of the Principal Distribution Amount                          0.00%
Certificateholders' Principal Distributable Amount                                     $0.00

Interest Accrued on Class A-1 Notes this period                                        $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable
  to A-1 Notes                                                                         $0.00
Interest Due (in Arrears) on above Shortfall                                           $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                     $0.00

Interest Accrued on Class A-2 Notes this period                                        $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable
  to A-2 Notes                                                                         $0.00
Interest Due (in Arrears) on above Shortfall                                           $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                     $0.00

Interest Accrued on Class A-3 Notes this period                                  $537,496.70
Noteholders' Interest Carryover Shortfall (Previous Period) applicable
  to A-3 Notes                                                                         $0.00
Interest Due (in Arrears) on above Shortfall                                           $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes               $537,496.70

Interest Accrued on Class A-1, A-2, and A-3 Notes this period                    $537,496.70
Noteholders' Interest Carryover Shortfall (Previous Period)                            $0.00
Interest Due (in Arrears) on above Shortfall                                           $0.00
Noteholders' Interest Distributable Amount                                       $537,496.70

Interest Accrued on Certificates this period                                     $139,750.00
Certificateholders' Interest Carryover Shortfall (Previous Period)                     $0.00
Interest Due (in Arrears) on Above Shortfall                                           $0.00
Certificateholders' Interest Distributable Amount                                $139,750.00


                                                                      PAGE -- 4


3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                                              $9,970,300.01

Administration Fee Shortfall (Previous Period)                                                                 $0.00
Administration Fee Accrued during this Period                                                                $166.67
Administration Fee Paid this Period from TDA                                                                 $166.67
Administration Fee Shortfall                                                                                   $0.00

Total Distribution Amount Remaining                                                                    $9,970,133.34

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                   $0.00
Interest Accrued on Class A-1 Notes this period                                                                $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                        $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                 $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                   $0.00
Interest Accrued on Class A-2 Notes this period                                                                $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                        $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                 $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                   $0.00
Interest Accrued on Class A-3 Notes this period                                                          $537,496.70
Noteholders' Interest  applicable to A-3 Notes Paid this Period from TDA                                 $537,496.70
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                 $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                                                   $0.00
Interest Accrued on Class A-1, A-2, and A-3 Notes this period                                            $537,496.70
Noteholders' Interest Paid this Period from TDA                                                          $537,496.70
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                         $0.00

Total Distribution Amount Remaining                                                                    $9,432,636.65

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                               $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                        $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                  $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00

Total Distribution Amount Remaining                                                                    $9,432,636.65

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                               $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                        $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                  $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00

Total Distribution Amount Remaining                                                                    $9,432,636.65

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                               $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                $8,940,120.93
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                          $8,940,120.93
Prelim. A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

Total Distribution Amount Remaining                                                                      $492,515.72

Certificateholders' Interest Carryover Shortfall (Previous Period)                                             $0.00
Interest Due (in Arrears) on Above Shortfall                                                                   $0.00
Interest Accrued on Certificates this period                                                             $139,750.00
Certificateholders' Interest Paid this Period from TDA                                                   $139,750.00
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                  $0.00

Total Distribution Amount Remaining                                                                      $352,765.72

Certificateholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
Certificateholders' Principal Distributable Amount applicable to current period                                $0.00
Certificateholders' Principal Distributable Amount Paid from TDA                                               $0.00
Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                                     $0.00

Total Distribution Amount Remaining                                                                      $352,765.72



                                                                    PAGE -- 5


Servicing Fee Shortfall (Previous Period)                                                                                   $0.00
Servicing Fees Accrued during this Period                                                                             $109,064.50
Servicing Fees Paid this Period from TDA                                                                              $109,064.50
Servicing Fee Shortfall                                                                                                     $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                                                         $243,701.21

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                                       $0.00

New Collateral Purchased                                                                                                    $0.00
Deposit to Spread Account                                                                                                   $0.00
Deposit to YSA                                                                                                              $0.00
Payment to Seller                                                                                                           $0.00

Ending Pre-Funding Account Balance                                                                                          $0.00

5.  Reconciliation of Yield Supplement Account

Beginning Yield Supplement Account Balance                                                                          $2,062,718.18

Receivables Percentage                                                                                                    100.000%
Yield Supplement Amount                                                                                                     $0.00
Cumulative Yield Supplement Amount                                                                                     $60,721.83
Deposit to YSA for purchased collateral                                                                                     $0.00
Original YSA Balance                                                                                                $2,284,539.32
Maximum YSA Amount                                                                                                  $2,123,440.01
Required YSA Balance                                                                                                $2,123,440.01
Interim Ending YSA Balance                                                                                          $2,062,718.18
YSA Released to Seller                                                                                                      $0.00

Ending Yield Supplement Account Balance                                                                             $2,062,718.18

6.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                                                    $0.00

Pre-Funded Percentage                                                                                                       0.000%
Negative Carry Amount                                                                                                       $0.00
Cumulative Negative Carry Amount                                                                                      $265,109.61
Maximum Negative Carry Amount                                                                                               $0.00
Required Negative Carry Account Balance                                                                                     $0.00
Interim Ending Negative Carry Account Balance                                                                               $0.00
Negative Carry Amount Released to Seller                                                                                    $0.00

Ending Negative Carry Account Balance                                                                                       $0.00

7.  Distributions from Spread Account

Beginning Spread Account Balance                                                                                   $16,255,706.15
Deposit to Spread Account from Pre-Funding Account                                                                          $0.00
Deposit to Spread Account from Excess Collections over Distributions                                                  $243,701.21

Distribution from Spread Account to Noteholders' Distr. Account                                                             $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

Prelim. Spread Account Balance Remaining                                                                           $16,499,407.36

Distribution from Spread Account to Certificateholders' Distr. Account                                                      $0.00
Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                 $0.00
Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                                    $0.00

Prelim. Spread Account Balance Remaining                                                                           $16,499,407.36

                                                                      PAGE -- 6


Cumulative Realized Losses since 31-August-95 (Cut-off Date)                                                 $2,352,955.12
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                               NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                              $540,735.24
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                                      NO
60 day or > Delinquent Scheduled Amounts                                                                     $1,051,840.99
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                                           NO
Are any of the three conditions "YES"?                                                                                  NO

A-1 Note Principal Balance (End of Period)                                                                           $0.00
A-2 Note Principal Balance (End of Period)                                                                           $0.00
A-3 Note Principal Balance (End of Period)                                                                  $95,937,283.07
Certificate Principal Balance (End of Period)                                                               $26,000,000.00
Total Principal Balance of Notes and Certificates (End of Period)                                          $121,937,283.07

Specified Spread Acct Balance                                                                               $16,255,706.15
Greater of:
(a)  3.75% of Pool Balance at end of Collection Pd; and                                                      $4,572,648.13

(b)  2.5% of Initial Pool Balance (Until Outstanding Note and Certificate
       Balance = Spread Account)                                                                            $16,255,706.15

Prelim. Spread Account Balance Remaining                                                                    $16,499,407.36
Prelim. Excess Spread Account Balance                                                                          $243,701.21

Release from Spread Account to Seller as "Excess Servicing Fee"                                                $243,701.21
Ending Spread Account Balance (after distributions)                                                         $16,255,706.15
Net Change in Spread Account Balance                                                                                 $0.00

8.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                   $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                   $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                   $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                      $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                      $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                      $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                   $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                  $0.00

A-1 Note Principal Balance (End of Period)                                                                           $0.00
A-2 Note Principal Balance (End of Period)                                                                           $0.00
A-3 Note Principal Balance (End of Period)                                                                  $95,937,283.07
Certificate Principal Balance (End of Period)                                                               $26,000,000.00
Total Principal Balance of Notes and Certificates (End of Period)                                          $121,937,283.07

A-1 Note Pool Factor (End of Period)                                                                             0.0000000
A-2 Note Pool Factor (End of Period)                                                                             0.0000000
A-3 Note Pool Factor (End of Period)                                                                             0.3263173
Certificate Pool Factor (End of Period)                                                                          1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                                           0.1875958

Specified Spread Account Balance (after all distributions and adjustments)                                  $16,255,706.15

                                                                      PAGE -- 7

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1995-B
STATEMENT TO NOTEHOLDERS

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Payment Date:                                                                            17-Aug-98
 (1) Amount of principal being paid on the Notes:

     (a) A-1 Notes:                                                                         $0.00
         per $1,000 original principal amount:                                        $0.00000000

     (b) A-2 Notes:                                                                         $0.00
         per $1,000 original principal amount:                                        $0.00000000

     (c) A-3 Notes:                                                                 $8,940,120.93
         per $1,000 original principal amount:                                       $30.40857459

     (d) Total                                                                      $8,940,120.93

 (2) Interest on the Notes

     (a) A-1 Notes:                                                                         $0.00
         per $1,000 original principal amount:                                        $0.00000000

     (b) A-2 Notes:                                                                         $0.00
         per $1,000 original principal amount:                                        $0.00000000

     (c) A-3 Notes:                                                                   $537,496.70
         per $1,000 original principal amount:                                        $1.82822005

     (d) Total                                                                        $537,496.70

 (3) Pool Balance at the end of the related Collection Period                     $121,937,283.34

 (4) After giving effect to distributions on current Payment Date:

     (a) (i)   outstanding principal amount of A-1 Notes:                                   $0.00
         (ii)  A-1 Note Pool Factor:                                                    0.0000000

     (b) (i)   outstanding principal amount of A-2 Notes:                                   $0.00
         (ii)  A-2 Note Pool Factor:                                                    0.0000000

     (c) (i)   outstanding principal amount of A-3 Notes:                          $95,937,283.07
         (ii)  A-3 Note Pool Factor:                                                    0.3263173

     (d) (i)   Certificate Balance                                                 $26,000,000.00
         (ii)  Certificate Pool Factor:                                                 1.0000000

 (5) Amount of Servicing Fee:                                                         $109,064.50
       per $1,000 Original Pool Balance:                                               0.16773265

 (6) Amount of Administration Fee:                                                        $166.67
       per $1,000 Original Pool Balance:                                               0.00025632

 (7) Aggregate Purchase Amounts for Collection Period:                                      $0.00

 (8) Aggregate amount of Realized Losses for the
       Collection Period:                                                              $45,061.27

 (9) Amount in Spread Account:                                                     $16,255,706.15

(10) Amount in Pre-Funding Account:                                                         $0.00

(11) For the Final payment date with respect to the Funding Period, the                        NA
       Remaining Pre-Funded Amount

(12) Amount in Yield Supplement Account:                                            $2,062,718.18

                                                                    PAGE -- 8


(13)  Amount in Negative Carry Account:                                                     $0.00

















                                                                   PAGE -- 9

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1995-B
STATEMENT TO CERTIFICATEHOLDERS

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Payment Date:                                                                                             17-Aug-98

 (1)  Amount of principal being paid or distributed:

      (a)  A-1 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                        $0.00000000

      (b)  A-2 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                        $0.00000000

      (c)  A-3 Notes:                                                                                 $8,940,120.93
           per $1,000 original principal amount:                                                       $30.40857459

      (d)  Certificates:                                                                                      $0.00
           per $1,000 original principal amount:                                                        $0.00000000

      (e)  Total:                                                                                     $8,940,120.93

 (2)  Amount of interest being paid or distributed:

      (a)  A-1 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                        $0.00000000

      (b)  A-2 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                        $0.00000000

      (c)  A-3 Notes:                                                                                   $537,496.70
           per $1,000 original principal amount:                                                        $1.82822005

      (d)  Certificates:                                                                                $139,750.00
           per $1,000 original principal amount:                                                        $5.37500000

      (e)  Total:                                                                                       $139,750.00

 (3)  Pool Balance at end of related Collection Period:                                             $121,937,283.34

 (4)  After giving effect to distributions on this Payment Date:

      (a)  (i)  outstanding principal amount of A-1 Notes:                                                    $0.00
           (ii) A-1 Note Pool Factor:                                                                     0.0000000

      (b)  (i)  outstanding principal amount of A-2 Notes:                                                    $0.00
           (ii) A-2 Note Pool Factor:                                                                     0.0000000

      (c)  (i)  outstanding principal amount of A-3 Notes:                                           $95,937,283.07
           (ii) A-3 Note Pool Factor:                                                                     0.3263173

      (d)  (i)  Certificate Balance                                                                  $26,000,000.00
           (ii) Certificate Pool Factor:                                                                  1.0000000

 (5)  Amount of Servicing Fee:                                                                          $109,064.50
        per $1,000 Original Pool Balance:                                                               $0.16773265

 (6)  Amount of Administration Fee:                                                                         $166.67
        per $1,000 Original Pool Balance:                                                               $0.00025632

 (7)  Aggregate Purchase Amounts for Collection Period:                                                       $0.00

 (8)  Aggregate amount of Realized Losses for the
        Collection Period:                                                                               $45,061.27

 (9)  Amount in Spread Account:                                                                      $16,255,706.15

(10)  Amount in Pre-Funding Account:                                                                          $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                         NA
        Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                                             $2,062,718.18

(13)  Amount in Negative Carry Account:                                                                       $0.00

                                                                      PAGE -- 10

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1995-B

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

Payment Date:                                                                                 17-Aug-98

(1)  Payment of Administration Fee to Administrator:                                            $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                   $537,496.70

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                 $8,940,120.93

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                            $139,750.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                  $0.00

(6)  Payment of Servicing Fee to Servicer:                                                  $109,064.50

(7)  Deposit to Spread Account:                                                             $243,701.21

Check for Error                                                                                NO ERROR
Sum of Above Distributions                                                                $9,970,300.01
Total Distribution Amount                                                                 $9,970,300.01

                                                                   PAGE -- 11

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1995-B

SERVICER'S CERTIFICATE



$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002


Payment Date:                                                                                             17-Aug-98
(1)  Total Distribution Amount:                                                                       $9,970,300.01

(2)  Administration Fee:                                                                                    $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                      $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                       $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                      $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                       $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                $537,496.70

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                       $0.00

(9)  Noteholders' Interest Distributable Amount:                                                        $537,496.70

(10)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                $0.00

(11)  % of Principal Distribution Amount applicable to A-1 Noteholders                                            0%

(12)  A-1 Noteholders' Principal Carryover Shortfall:                                                         $0.00

(13)  A-1 Noteholders' Principal Distributable Amount:                                                        $0.00

(14)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                $0.00

(15)  % of Principal Distribution Amount applicable to A-2 Noteholders                                            0%

(16)  A-2 Noteholders' Principal Carryover Shortfall:                                                         $0.00

(17)  A-2 Noteholders' Principal Distributable Amount:                                                        $0.00

(18)  A-3 Noteholders' Monthly Principal Distributable Amount:                                        $8,940,120.93

(19)  % of Principal Distribution Amount applicable to A-3 Noteholders                                       100.00%

(20)  A-3 Noteholders' Principal Carryover Shortfall:                                                         $0.00

(21)  A-3 Noteholders' Principal Distributable Amount:                                                $8,940,120.93

(22)  Noteholders' Principal Distributable Amount:                                                    $8,940,120.93

(23)  Noteholders' Distributable Amount:                                                              $9,477,617.63

(24)  Certificateholders' Interest Distributable Amount:                                                $139,750.00

(25)  Certificateholders' Interest Carryover Shortfall:                                                       $0.00

(26)  Certificateholders' Percentage:                                                                             0%

(27)  Certificateholders' Principal Distributable Amount applicable to current period                         $0.00

(28)  Certificateholders' Principal Carryover Shortfall:                                                      $0.00

(29)  Certificateholders' Principal Distributable Amount:                                                     $0.00

(30)  Certificateholders' Distributable Amount:                                                         $139,750.00


                                                                     PAGE -- 12


(31)  Servicing Fee:                                                                              $109,064.50













                                                                    PAGE -- 13


(32)  Deposit to Spread Account (before any distributions of excess):                                 $243,701.21

(33)  Specified Spread Account Balance (after all distributions and adjustments):                  $16,255,706.15
      The greater of
      (a) 3.75% of the Pool Balance at the beginning of the Collection Period
          in which the Payment Date occurs plus                                                     $4,572,648.13

      (b) 2.5% of Initial Pool Balance (Until Outstanding Note and Certificate                     $16,255,706.15
          Balance = Spread Account)

(34)  Spread Account Trigger Tests:
      (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
               the end of the related Collection Period:                                            $2,352,955.12

          (ii) 2.25% of the Initial Pool Balance:                                                  $14,630,135.53

      (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
               has been repossessed but in which the receivable has not been liquidated:              $540,735.24

          (ii) 1.65% of the Pool Balance at the beginning of the Collection Period:                 $2,159,477.17

      (c) (i)  Aggregate Scheduled Payments delinquent by more than 60 days
               as of the end of the related Collection Period:                                      $1,051,840.99

          (ii) 2.25% of the Pool Balance at the beginning of the Collection Period
               in which the Payment Date occurs:                                                    $2,743,588.88

(35)  Spread Account Balance over the Specified Spread Account Balance:                               $243,701.21

(36)  Excess Amounts Distributed To Seller:
      (a) Release of Excess Amount in Spread Account                                                  $243,701.21
      (b) Release of Excess Amount in Yield Supplement Account                                               0.00
      (c) Release of Excess Amount in Negative Carry Account                                                 0.00

(37)  Amount to be withdrawn from the Spread Account and deposited
        into the Note Distribution Account                                                                  $0.00

(38)  Amount to be withdrawn from the Spread Account and deposited
        into the Certificate Distribution Account:                                                          $0.00

(39)  Pool Balance as of the opening of business on the first day of
        the Collection Period in which the Payment Date occurs:                                   $121,937,283.34

(40)  After giving effect to all distributions on such Payment Date:
        Outstanding Principal Balance of A-1 Notes:                                                         $0.00
        A-1 Note Pool Factor:                                                                           0.0000000

        Outstanding Principal Balance of A-2 Notes:                                                     0.0000000
        A-2 Note Pool Factor:                                                                           0.0000000

        Outstanding Principal Balance of A-3 Notes:                                                 95,937,283.07
        A-3 Note Pool Factor:                                                                           0.3263173

        Outstanding Principal Balance of the Certificates:                                         $26,000,000.00
        Certificate Pool Factor:                                                                        1.0000000

(41)  Aggregate Purchase Amounts for related Collection Period:                                             $0.00

(42)  Aggregate Amount of Realized Losses for the related Collection Period:                           $45,061.27

(43)  Spread Account Balance after giving effect to all distributions:                             $16,255,706.15


                                                                  PAGE -- 14

CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15,
  1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003 $25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Prepared by Lisa Sorenson, Phone 414-636-6184

NPV Data Input Section                               IRR Calc (pool 1)            17-Aug-98
Scheduled cash flows as of the                                   8.744%              Pool 1              Pool 2               Pool 3
------------------------------------------------------------------------------------------------------------------------------------
  end of the collection period                0        (391,313,488.41)        2,096,282.64          421,392.46           467,526.39
Line 0 is scheduled amount                    1           7,801,356.48         4,165,930.19          900,131.90           680,587.05
  delinquent                                  2           5,531,018.13         3,083,889.86          666,801.26           639,378.22
                                              3           6,292,888.88         7,134,363.92        1,342,410.76           544,362.14
                                              4           6,178,687.37         9,403,723.94        1,382,400.48           862,535.87
                                              5           6,549,877.43        11,089,297.13        1,893,616.65         1,022,152.37
                                              6           5,599,124.19         3,926,863.28        3,231,594.18           957,765.79
                                              7          11,728,887.23         2,526,937.81        2,054,814.85         3,080,102.88
                                              8           6,044,039.29         2,559,974.64          532,080.91         2,929,180.30
                                              9          14,469,336.82         2,534,913.10          450,836.28           428,012.15
                                             10          19,551,134.56         2,512,348.63          431,830.33           413,220.03
                                             11          23,450,395.65         2,539,627.42          479,211.01           405,806.83
                                             12           8,097,611.75         1,891,197.21          506,505.19           476,827.52
                                             13           5,524,121.98         2,914,823.58          590,223.20           541,892.58
                                             14           5,571,124.03         2,234,172.28          484,516.99           516,217.69
                                             15           5,781,966.02         5,705,791.30        1,001,812.03           438,280.23
                                             16           5,757,754.54         7,458,609.67        1,066,315.90           653,227.10
                                             17           6,057,843.66         8,840,489.28        1,535,966.86           828,028.10
                                             18           5,144,760.40         2,356,397.99        2,673,508.35           759,815.15
                                             19          10,457,010.15         1,213,044.29        1,535,179.66         2,562,542.09
                                             20           5,678,703.73         1,138,269.54          197,608.82         2,292,493.39
                                             21          14,170,346.24           773,549.69          108,163.75           107,532.13
                                             22          19,198,808.36           769,598.76           92,233.44            75,132.26
                                             23          23,041,630.90           794,905.86          100,254.57            75,650.18
                                             24           7,767,922.51           544,247.43          138,596.30           126,441.07
                                             25           5,180,140.04         1,063,801.01          223,468.55            87,231.46
                                             26           5,169,577.15           774,272.54           60,083.83           158,061.85
                                             27           5,402,025.15         3,061,426.39          431,598.50            77,327.59
                                             28           5,315,366.24         4,021,981.82          410,920.38           183,188.17
                                             29           5,562,394.55         5,112,666.77          719,084.14           272,535.56
                                             30           4,707,758.31           912,551.29        1,484,271.06           355,220.14
                                             31           9,584,364.45           236,099.29          488,974.05         1,230,893.96
                                             32           5,180,927.58            83,016.55           39,467.19         1,090,742.69
                                             33          13,345,422.82            57,742.52            1,838.94            51,162.83
                                             34          18,045,607.49            46,461.51           10,943.97            11,334.78
                                             35          21,782,339.07            34,212.45            1,838.94            11,054.43
                                             36           6,814,608.24             3,976.12            7,838.94             9,265.88
                                             37           4,373,791.80            36,162.00           25,800.04                 0.00
                                             38           4,306,308.12            36,263.78            1,838.94                 0.00
                                             39           4,336,181.80           114,074.77            1,838.94            20,280.67
                                             40           4,235,875.01           283,057.01            1,838.94                 0.00
                                             41           4,212,914.29            43,735.53          123,368.37            21,953.09
                                             42           3,373,098.70                 0.00           39,838.02            67,077.23
                                             43           7,536,129.12             7,703.97                0.00            27,115.57
                                             44           3,795,320.22                 0.00                0.00                 0.00
                                             45          11,010,093.10                 0.00                0.00                 0.00
                                             46          15,251,123.35                 0.00                0.00                 0.00
                                             47          18,472,571.70                 0.00                0.00                 0.00
                                             48           4,367,542.68                 0.00                0.00                 0.00
                                             49           2,235,205.10                 0.00                0.00                 0.00
                                             50           1,873,477.21                 0.00                0.00                 0.00
                                             51           1,551,335.06                 0.00                0.00                 0.00
                                             52           1,338,174.06                 0.00                0.00                 0.00
                                             53           1,457,024.39                 0.00                0.00                 0.00
                                             54           1,160,456.33                 0.00                0.00                 0.00
                                             55           3,786,139.76                 0.00                0.00                 0.00
                                             56           1,442,510.91                 0.00                0.00                 0.00
                                             57           6,632,389.86                 0.00                0.00                 0.00
                                             58           9,958,376.91                 0.00                0.00                 0.00
                                             59          12,009,644.97                 0.00                0.00                 0.00
                                             60           2,153,318.14                 0.00                0.00                 0.00
                                             61             423,639.45                 0.00                0.00                 0.00
                                             62             248,739.37                 0.00                0.00                 0.00
                                             63             185,713.82                 0.00                0.00                 0.00
                                             64              79,018.37                 0.00                0.00                 0.00
                                             65             109,450.51                 0.00                0.00                 0.00
                                             66               6,995.43                 0.00                0.00                 0.00

------------------------------------------------------------------------------------------------------------------------------------
                                             67              54,018.43                 0.00                0.00                 0.00
                                             68             205,992.34                 0.00                0.00                 0.00
                                             69             307,029.80                 0.00                0.00                 0.00
                                             70             510,946.62                 0.00                0.00                 0.00
                                             71              44,076.50                 0.00                0.00                 0.00
                                             72                   0.00                 0.00                0.00                 0.00
                                             73                   0.00                 0.00                0.00                 0.00

Total Time Balance of Scheduled Cash Flows
                                                        474,581,504.62       106,138,454.76       27,892,857.87        25,559,155.41

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184

Payment Date                                                                           17-Aug-98
Collection Period Begin Date                                                           04-Jul-98
Collection Period End Date                                                             05-Aug-98
Days in accrual period (30/360)                                                               30

Part I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                   $7,595,561.42

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                $0.00
    Government obligors                                                                    $0.00
          Total Warranty Repurchases                                                       $0.00

Total Collections For The Period                                                   $7,595,561.42

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                        $1,184,763.28
    Scheduled Amounts 60 days or more past due                                       $651,166.98
    Net Losses on Liquidated Receivables                                              $20,684.97
    Number of Loans at Beginning of Period                                                11,514
    Number of Loans at End of Period                                                      11,271
    Repossessed Equipment not Sold or Reassigned (Beginning)                               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                     $0.00
    Reinvestment Income (including Pre-Funding Account)                               $89,416.32
    Pre-Funding Account Reinvestment Income                                                $0.00
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date                                                                                                            17-Aug-98
Collection Period Begin Date                                                                                            04-Jul-98
Collection Period End Date                                                                                              05-Aug-98

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                           $151,582,471.14
  A-1 Note Beginning Principal Balance                                                                                      $0.00
  A-2 Note Beginning Principal Balance                                                                            $126,582,471.14
  Certificate Beginning Principal Balance                                                                          $25,000,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                                 $144,741,727.06
  A-1 Note Principal Balance (End of Period)                                                                                $0.00
                             A-1 Note Pool Factor (End of Period)                                                       0.0000000
  A-2 Note Principal Balance (End of Period)                                                                      $119,741,727.06
                             A-2 Note Pool Factor (End of Period)                                                       0.2334147
  Certificate Principal Balance (End of Period)                                                                    $25,000,000.00
                             Certificate Pool Factor (End of Period)                                                    1.0000000

Contract Value Decline                                                                                              $6,394,266.69
  Pool Balance (Beg. of Collection Period)                                                                        $170,426,803.35
  Pool Balance (End of Collection Period)                                                                         $164,032,536.66

Total Distribution Amount (TDA)                                                                                     $7,684,977.74
  Total Collections and Investment Income for the Period                                                            $7,684,977.74
  Negative Carry Amount                                                                                                     $0.00

Administration Fee Accrued during this Period                                                                             $166.67

Principal Distribution Amount  (PDA)                                                                                $6,394,266.69
Release from Spread Account to Noteholders as Principal                                                               $446,477.39
  A-1 Noteholders' Principal Distributable Amount                                                                           $0.00
  A-2 Noteholders' Principal Distributable Amount                                                                   $6,394,266.69
  Certificateholders' Principal Distributable Amount                                                                        $0.00

Interest Distributable Amount                                                                                       $1,290,711.05
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                        $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                  $580,169.66
  Certificateholders' Interest Distributable Amount                                                                   $121,875.00

Servicing Fees Accrued during this Period                                                                             $142,022.34

Total Distribution Amount Remaining to Deposit to Spread Account                                                      $446,477.39

Spread Account
  Beginning Spread Account Balance                                                                                 $12,502,160.02
  Deposit to Spread Account from Pre-Funding Account                                                                        $0.00
  Deposit to Spread Account from Excess Collections over Distributions                                                $446,477.39
  Distribution from Spread Account for Interest / Principal Shortfall                                                       $0.00
  Preliminary Spread Account Balance Remaining                                                                     $12,948,637.41

  Specified Spread Account Balance                                                                                 $12,502,160.02
  Release from Spread Account to Seller as "Excess Servicing Fee"                                                           $0.00
  Release from Spread Account to Noteholders as Principal                                                             $446,477.39
  Ending Spread Account Balance (after distributions)                                                              $12,502,160.02

Credit Enhancement                                                                                                          20.95%
  Spread account % of Ending Pool Balance                                                                                    7.62%
  Overcollateralization % of Ending Pool Balance                                                                            13.33%

Current Month CPR                                                                                                           18.76%
Life-to-Date CPR                                                                                                            21.70%

Scheduled Amounts 30 - 59 days past due                                                                             $1,184,763.28
                             as % of Ending Pool Balance                                                                     0.72%
Scheduled Amounts 60 days or more past due                                                                            $651,166.98
                             as % of Ending Pool Balance                                                                     0.40%
Net Losses on Liquidated Receivables                                                                                   $20,684.97
                             as % of Ending Pool Balance                                                                     0.01%

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

  PART III -- SERVICING CALCULATIONS                                                                                    17-Aug-98

  1.  Sources and Uses of Collection Account Balance                                                                        Pool 1
  Wtd. Avg. APR                                                                                                             8.745%
  Contract Value (Beg. of Collection Period), by origination pool                                                 $101,104,838.27
  Contract Value  (End of Collection Period), by origination pool                                                  $97,206,070.38
  Contract Value Decline                                                                                            $3,898,767.89

  Initial Pool Balance                                                                                            $625,108,001.05
  Pool Balance (End of Collection Period)                                                                         $164,032,536.66

  Total Collections and Investment Income for the period                                                            $7,684,977.74
  Negative Carry Amount                                                                                                     $0.00

  Total Distribution Amount (TDA)                                                                                   $7,684,977.74
  Principal Distribution Amount  (PDA)                                                                              $6,394,266.69
  Interest Distribution Amount  (IDA)                                                                               $1,290,711.05

  2.  Calculation of Distributable Amounts

  A-1 Note Beginning Principal Balance                                                                                      $0.00
  A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
  A-1 Noteholders' Share of the Principal Distribution Amount                                                                0.00%
  A-1 Noteholders' Principal Distributable Amount                                                                           $0.00

  A-2 Note Beginning Principal Balance                                                                            $126,582,471.14
  A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
  A-2 Noteholders' Share of the Principal Distribution Amount                                                              100.00%
  A-2 Noteholders' Principal Distributable Amount                                                                   $6,394,266.69

  Certificate Beginning Principal Balance                                                                          $25,000,000.00
  Certificateholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
  Certificateholders' Share of the Principal Distribution Amount                                                             0.00%
  Certificateholders' Principal Distributable Amount                                                                        $0.00

  Interest Accrued on Class A-1 Notes this period                                                                           $0.00
  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                       $0.00
  Interest Due (in Arrears) on above Shortfall                                                                              $0.00
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                        $0.00

  Interest Accrued on Class A-2 Notes this period                                                                     $580,169.66
  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                       $0.00
  Interest Due (in Arrears) on above Shortfall                                                                              $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                  $580,169.66

  Interest Accrued on Class A-1 and A-2 Notes this period                                                             $580,169.66
  Noteholders' Interest Carryover Shortfall (Previous Period)                                                               $0.00
  Interest Due (in Arrears) on above Shortfall                                                                              $0.00
  Noteholders' Interest Distributable Amount                                                                          $580,169.66

  Interest Accrued on Certificates this period                                                                        $121,875.00
  Certificateholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
  Interest Due (in Arrears) on Above Shortfall                                                                              $0.00
  Certificateholders' Interest Distributable Amount                                                                   $121,875.00

  3.  Allocation of Total Distribution Amount

  Total Distribution Amount                                                                                         $7,684,977.74

  Administration Fee Shortfall (Previous Period)                                                                            $0.00
  Administration Fee Accrued during this Period                                                                           $166.67
  Administration Fee Paid this Period from TDA                                                                            $166.67
  Administration Fee Shortfall                                                                                              $0.00

  Total Distribution Amount Remaining                                                                               $7,684,811.07

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                       $0.00
  Interest Due (in Arrears) on above Shortfall                                                                              $0.00
  Interest Accrued on Class A-1 Notes this period                                                                           $0.00
  Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                   $0.00
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                            $0.00

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                       $0.00
  Interest Due (in Arrears) on above Shortfall                                                                              $0.00
  Interest Accrued on Class A-2 Notes this period                                                                     $580,169.66



  PART III -- SERVICING CALCULATIONS                                                                                    17-Aug-98
  1.  Sources and Uses of Collection Account Balance                             Pool 2                 Pool 3                Pool 4

  Wtd. Avg. APR                                                                  8.719%                 8.784%                8.644%
  Contract Value (Beg. of Collection Period), by origination pool       $26,472,750.03         $23,866,486.93        $18,982.728.13
  Contract Value  (End of Collection Period), by origination pool       $25,434,440.12         $23,135,130.72        $18,256,895.45
  Contract Value Decline                                                 $1,038,309.91            $731,356.21           $725,832.68


  Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                             $580,169.66
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable                                         $0.00
    to A-2 Notes
  Noteholders' Interest Carryover Shortfall (Previous Period)                                                               $0.00
  Interest Due (in Arrears) on above Shortfall                                                                              $0.00
  Interest Accrued on Class A-1 and A-2 Notes this period                                                             $580,169.66
  Noteholders' Interest Paid this Period from TDA                                                                     $580,169.66
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                                    $0.00

  Total Distribution Amount Remaining                                                                               $7,104,641.41

  A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
  A-1 Noteholders' Monthly Principal Distributable Amount                                                                   $0.00
  A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                             $0.00
  Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

  Total Distribution Amount Remaining                                                                               $7,104,641.41

  A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
  A-2 Noteholders' Monthly Principal Distributable Amount                                                           $6,394,266.69
  A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                     $6,394,266.69
  Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

  Total Distribution Amount Remaining                                                                                 $710,374.73

  Certificateholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
  Interest Due (in Arrears) on Above Shortfall                                                                              $0.00
  Interest Accrued on Certificates this period                                                                        $121,875.00
  Certificateholders' Interest Paid this Period from TDA                                                              $121,875.00
  Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                             $0.00

  Total Distribution Amount Remaining                                                                                 $588,499.73

  Certificateholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
  Certificateholders' Principal Distributable Amount applicable to current period                                           $0.00
  Certificateholders' Principal Distributable Amount Paid from TDA                                                          $0.00
  Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                            $0.00

  Total Distribution Amount Remaining                                                                                 $588,499.73

  Servicing Fee Shortfall (Previous Period)                                                                                 $0.00
  Servicing Fees Accrued during this Period                                                                           $142,022.34
  Servicing Fees Paid this Period from TDA                                                                            $142,022.34
  Servicing Fee Shortfall                                                                                                   $0.00

  Total Distribution Amount Remaining to Deposit to Spread Acct                                                       $446,477.39

  4.  Reconciliation of Pre-Funding Account

  Beginning Pre-Funding Account Balance                                                                                     $0.00

  New Collateral Purchased                                                                                                  $0.00
  Deposit to Spread Account                                                                                                 $0.00
  Payment to Seller                                                                                                         $0.00

  Ending Pre-Funding Account Balance                                                                                        $0.00

  Excess Pre-Funded Amount/(Payment to Seller)

  Adjusted Ending Pre-Funding Account Balance

  5.  Reconciliation of Negative Carry Account

  Beginning Negative Carry Account Balance                                                                                  $0.00

  Pre-Funded Percentage                                                                                                     0.000%
  Negative Carry Amount                                                                                                     $0.00
  Cumulative Negative Carry Amount                                                                                    $433,178.05
  Maximum Negative Carry Amount                                                                                             $0.00
  Required Negative Carry Account Balance                                                                                   $0.00
  Interim Ending Negative Carry Account Balance                                                                             $0.00
  Negative Carry Amount Released to Seller                                                                                  $0.00

  Ending Negative Carry Account Balance                                                                                     $0.00

  6.  Distributions from Spread Account

  Beginning Spread Account Balance                                                                                 $12,502,160.02
  Deposit to Spread Account from Pre-Funding Account                                                                        $0.00
  Deposit to Spread Account from Excess Collections over Distributions                                                $446,477.39

  Distribution from Spread Account to Noteholders' Distr. Account                                                           $0.00
  Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes              $0.00
  Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes              $0.00
  Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
  Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00

  Preliminary Spread Account Balance Remaining                                                                     $12,948,637.41

  Distribution from Spread Account to Certificateholders' Distr. Account                                                    $0.00
  Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                               $0.00
  Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                                  $0.00

  Preliminary Spread Account Balance Remaining                                                                     $12,948,637.41

  Cumulative Realized Losses since 31-January-95 (Cut-off Date)                                                     $1,181,781.94
  Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                       NO
  12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                   $248,219.64
  Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                              NO
  60 day or > Delinquent Scheduled Amounts                                                                            $651,166.98
  Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                                   NO
  Are any of the three conditions "YES"?                                                                          NO

  Preliminary A-1 Note Principal Balance (End of Period)                                                                    $0.00
  Preliminary A-2 Note Principal Balance (End of Period)                                                          $120,188,204.45
  Preliminary Certificate Principal Balance (End of Period)                                                        $25,000,000.00
  Preliminary Total Principal Balance of Notes and Certificates (End of Period)                                   $145,188,204.45

  Specified Spread Account Balance                                                                                 $12,502,160.02
  Greater of:
  (a)       3.75% of Pool Balance at end of Collection Period; and                                                  $6,151,220.12

  (b) (i)   2.50% of Initial Pool Balance (Until Outstanding Note and
            Certificate Balance = Spread Account), or                                                              $15,627,700.03
  (b) (ii)  2.25% of Initial Pool Balance (when principal amount of Notes
            and Certificates LESS THAN = 97.50% of Pool Balance), or                                               $14,064,930.02
  (b) (iii) 2.00% of Initial Pool Balance (when principal amount of Notes
            and Certificates LESS THAN = 96.25% of Pool Balance)                                                   $12,502,160.02

  Preliminary Spread Account Balance Remaining                                                                     $12,948,637.41
  Preliminary Excess Amount in Spread Account                                                                         $446,477.39

  Release from Spread Account to Seller as "Excess Servicing Fee"                                                           $0.00
  Release from Spread Account to Noteholders as Principal                                                             $446,477.39
  Ending Spread Account Balance (after distributions)                                                              $12,502,160.02
  Net Change in Spread Account Balance                                                                                      $0.00

  7.  Ending Balances
  Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                        $0.00
  Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                        $0.00
  A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
  A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
  Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                        $0.00
  Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                       $0.00

  A-1 Note Principal Balance (End of Period)                                                                                $0.00
  A-2 Note Principal Balance (End of Period)                                                                      $119,741,727.06
  Certificate Principal Balance (End of Period)                                                                    $25,000,000.00
  Total Principal Balance of Notes and Certificates (End of Period)                                               $145,188,204.45

  A-1 Note Pool Factor (End of Period)                                                                                  0.0000000
  A-2 Note Pool Factor (End of Period)                                                                                  0.2334147
  Certificate Pool Factor (End of Period)                                                                               1.0000000
  Total Notes & Certificates Pool Factor (End of Period)                                                                0.2323011

  Specified Spread Account Balance (after all distributions and adjustments)                                       $12,502,160.02

CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO NOTEHOLDERS


$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date                                                                                                            17-Aug-98

 (1)  Amount of principal being paid on the Notes:

      (a)  A-1 Notes:                                                                                                       $0.00
            per $1,000 original principal amount:                                                                     $0.00000000

      (b)  A-2 Notes:                                                                                               $6,840,744.08
            per $1,000 original principal amount:                                                                    $13.33478378

      (c)   Total                                                                                                   $6,840,744.08

 (2)  Interest on the Notes

      (a)  A-1 Notes:                                                                                                       $0.00
            per $1,000 original principal amount:                                                                     $0.00000000

      (b)  A-2 Notes:                                                                                                 $580,169.66
             per $1,000 original principal amount:                                                                    $1.13093501

      (c)   Total                                                                                                     $580,169.66

 (3)  Pool Balance at the end of the related Collection Period                                                    $164,032,536.66

 (4)  After giving effect to distributions on current Payment Date:

      (a) (i)  outstanding principal amount of A-1 Notes:                                                                   $0.00
          (ii)  A-1 Note Pool Factor:                                                                                   0.0000000

      (b) (i)  outstanding principal amount of A-2 Notes:                                                         $119,741,727.06
          (ii)  A-2 Note Pool Factor:                                                                                   0.2334147

      (c) (i)  Certificate Balance                                                                                 $25,000,000.00
          (ii)  Certificate Pool Factor:                                                                                1.0000000

 (5)  Amount of Servicing Fee:                                                                                        $142,022.34
       per $1,000 Initial Pool Balance:                                                                                0.22719648

 (6)  Amount of Administration Fee:                                                                                       $166.67
       per $1,000 Initial Pool Balance:                                                                                0.00026662

 (7)  Aggregate Purchase Amounts for Collection Period:                                                                     $0.00

 (8)  Aggregate amount of Realized Losses for the
       Collection Period:                                                                                              $20,684.97

 (9)  Amount in Spread Account:                                                                                    $12,502,160.02

(10)  Amount in Pre-Funding Account:                                                                                        $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                    $0.00
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                     $0.00




CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO CERTIFICATEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                                                           17-Aug-98

 (1)  Amount of principal being paid or distributed:

      (a)  A-1 Notes:                                                                                                        $0.00
            per $1,000 original principal amount:                                                                      $0.00000000

      (b)  A-2 Notes:                                                                                                $6,840,744.08
            per $1,000 original principal amount:                                                                     $13.33478378

      (c)  Certificates:                                                                                                     $0.00
            per $1,000 original principal amount:                                                                      $0.00000000

      (d)  Total:                                                                                                    $6,840,744.08

 (2)   Amount of interest being paid or distributed:

      (a)  A-1 Notes:                                                                                                        $0.00
            per $1,000 original principal amount:                                                                      $0.00000000

      (b)  A-2 Notes:                                                                                                  $580,169.66
            per $1,000 original principal amount:                                                                      $1.13093501

      (c)  Certificates:                                                                                               $121,875.00
            per $1,000 original principal amount:                                                                      $4.87500000

      (d)  Total:                                                                                                      $702,044.66

 (3)  Pool Balance at end of related Collection Period:                                                            $164,032,536.66

 (4)  After giving effect to distributions on this Payment Date:

      (a) (i)  outstanding principal amount of A-1 Notes:                                                                    $0.00
          (ii)  A-1 Note Pool Factor:                                                                                    0.0000000

      (b) (i)  outstanding principal amount of A-2 Notes:                                                          $119,741,727.06
          (ii)  A-2 Note Pool Factor:                                                                                    0.2334147

      (c) (i)  Certificate Balance                                                                                  $25,000,000.00
          (ii)  Certificate Pool Factor:                                                                                 1.0000000

 (5)  Amount of Servicing Fee:                                                                                         $142,022.34
       per $1,000 Initial Pool Balance:                                                                                $0.22719648

 (6)  Amount of Administration Fee:                                                                                        $166.67
       per $1,000 Initial Pool Balance:                                                                                $0.00026662

 (7)  Aggregate Purchase Amounts for Collection Period:                                                                      $0.00

 (8)  Aggregate amount of Realized Losses for the
       Collection Period:                                                                                               $20,684.97

 (9)  Amount in Spread Account:                                                                                     $12,502,160.02

(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                     $0.00
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                      $0.00



CASE EQUIPMENT LOAN TRUST 1996-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Payment Date:                                                                                                            17-Aug-98

 (1)  Payment of Administration Fee to Administrator:                                                                      $166.67

 (2)  Noteholders' Interest Distributable Amount to be
       deposited into Noteholders' Distribution Account:                                                               $580,169.66

 (3)  Noteholders' Principal Distributable Amount to be
       deposited into Noteholders' Distribution Account:                                                             $6,840,744.08

 (4)  Certificateholders' Interest Distributable Amount to be
       deposited into Certificateholders' Distribution Account:                                                        $121,875.00

 (5)  Certificateholders' Principal Distributable Amount to be
       deposited into Certificateholders' Distribution Account:                                                              $0.00

 (6)  Payment of Servicing Fee to Servicer:                                                                            $142,022.34

 (7)  Deposit to Spread Account from Excess Collections over Distributions:                                            $446,477.39

Check for Spread Account Draw                                                                                        NO
Sum of Above Distributions                                                                                           $8,131,455.13
Total Distribution Amount plus Turbo                                                                                 $8,131,455.13



CASE EQUIPMENT LOAN TRUST 1996-A
SERVICER'S CERTIFICATE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Payment Date:                                                                                                            17-Aug-98
 (1)  Total Distribution Amount:                                                                                     $7,684,977.74

 (2)  Administration Fee:                                                                                                  $166.67

 (3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                    $0.00

 (4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                     $0.00

 (5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                              $580,169.66

 (6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                     $0.00

 (7)  Noteholders' Interest Distributable Amount:                                                                      $580,169.66

 (8)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

 (9)  % of Principal Distribution Amount applicable to A-1 Noteholders                                                       0.00%

(10)  A-1 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(11)  A-1 Noteholders' Principal Distributable Amount:                                                                       $0.00

(12)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                       $6,394,266.69

(13)  % of Principal Distribution Amount applicable to A-2 Noteholders                                                     100.00%

(14)  A-2 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(15)  A-2 Noteholders' Principal Distributable Amount:                                                               $6,840,744.08

(16)  Noteholders' Principal Distributable Amount:                                                                   $6,840,744.08

(17)  Noteholders' Distributable Amount:                                                                             $7,420,913.74

(18)  Certificateholders' Interest Distributable Amount:                                                               $121,875.00

(19)  Certificateholders' Interest Carryover Shortfall:                                                                      $0.00

(20)  Certificateholders' Percentage:                                                                                        0.00%

(21)  Certificateholders' Principal Distributable Amount applicable to current period                                        $0.00

(22)  Certificateholders' Principal Carryover Shortfall:                                                                     $0.00

(23)  Certificateholders' Principal Distributable Amount:                                                                    $0.00

(24)  Certificateholders' Distributable Amount:                                                                        $121,875.00

(25)  Servicing Fee:                                                                                                   $142,022.34

(26)  Deposit to Spread Account (from excess collections):                                                             $446,477.39

(27)  Specified Spread Account Balance (after all distributions and adjustments):                                   $12,502,160.02
       The greater of:
      (a) 3.75% of the Pool Balance at the beginning of the Collection Period
           in which the Payment Date occurs; and                                                                     $6,151,220.12

      (b) (i)   2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
                 Balance = Spread Account), or                                                                      $15,627,700.03

      (b) (ii)  2.25% of the Initial Pool Balance when principal amount of Notes
                 and Certificates LESS OR EQUAL TO 97.50% of Pool Balance                                            $14,064,930.02

      (b) (iii) 2.00% of the Initial Pool Balance when principal amount of Notes
                 and Certificates LESS OR EQUAL TO 96.25% of Pool Balance                                            $12,502,160.02


(28)  Spread Account Trigger Tests:
      (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
                the end of the related Collection Period:                                                            $1,181,781.94

          (ii) 2.25% of the Initial Pool Balance:                                                                   $14,064,930.02

      (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
                has been repossessed but in which the receivable has not been liquidated:                              $248,219.64

          (ii) 1.65% of the Pool Balance at the beginning of the Collection Period:                                  $2,812,042.26

      (c) (i)  Aggregate Scheduled Payments delinquent by more than 60 days
                as of the end of the related Collection Period:                                                        $651,166.98

          (ii) 2.25% of the Pool Balance at the beginning of the Collection Period
                in which the Payment Date occurs:                                                                    $3,690,732.07

(29)  Spread Account Balance over the Specified Spread Account Balance:                                                $446,477.39

(30)  Excess Amounts Distributed To Seller:
      (a) Release of Excess Amount in Spread Account                                                                         $0.00
      (b) Release of Excess Amount in Negative Carry Account                                                                     0


(31)  Amount to be withdrawn from the Spread Account and deposited
       into the Note Distribution Account                                                                                    $0.00

(32)  Amount to be withdrawn from the Spread Account and deposited
       into the Certificate Distribution Account:                                                                            $0.00

(33)  Pool Balance as of the opening of business on the first day of
       the Collection Period in which the Payment Date occurs:                                                     $164,032,536.66

(34)  After giving effect to all distributions on such Payment Date:
        Outstanding Principal Balance of A-1 Notes:                                                                          $0.00
        A-1 Note Pool Factor:                                                                                            0.0000000

        Outstanding Principal Balance of A-2 Notes:                                                                $119,741,727.06
        A-2 Note Pool Factor:                                                                                            0.2334147

        Outstanding Principal Balance of the Certificates:                                                          $25,000,000.00
        Certificate Pool Factor:                                                                                         1.0000000

(35)  Aggregate Purchase Amounts for related Collection Period:                                                              $0.00

(36)  Aggregate Amount of Realized Losses for the related Collection Period:                                            $20,684.97

(37)  Spread Account Balance after giving effect to all distributions:                                              $12,502,160.02

(38)  Originally Scheduled Pool Balance as of the opening of business on the
       first day of the Collection Period in which the Payment Date occurs:                                        $302,346,977.04

(39)  Number of Collection Periods since Completion of Funding Period                                                           30

(40)  Current Month CPR                                                                                                      18.76%

(41)  Life-to-Date CPR                                                                                                       21.70%

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 CASE EQUIPMENT LOAN TRUST 1996-B
 $125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003


                                                                 04-Sep-98
                                                                  09:59 AM
 Prepared by Lisa Sorenson, Phone 414-636-6184           File: service\us96b.xls

NPV Data Input Section    IRR Calc (pool 1)      31-Aug-96       05-Aug-98   05-Aug-98       5-Aug-98       5-Aug-98        5-Aug-98
Scheduled cash flows                 8.309%  Pool 1 Cutoff          Pool 1      Pool 2         Pool 3         Pool 4          Pool 5
 as of the end of the   0  (467,425,285.55)   1,472,181.16    4,860,121.39   31,323.92     703,746.93     661,845.81      698,484.25
 collection period      1    15,757,657.24   14,285,476.08    7,638,383.87        0.00   6,564,735.21   3,097,395.73    1,834,430.91
Line 0 is scheduled     2    10,488,530.06   10,488,530.06    5,021,193.05        0.00   3,321,174.23   6,491,924.95    1,662,643.05
 amount delinquent      3    11,648,174.21   11,648,174.21    5,455,106.81   43,781.50   1,334,654.41   4,284,487.37    7,367,997.19
                        4    13,676,813.20   13,676,813.20    6,918,432.18   23,338.90   1,425,921.68   1,591,757.92    3,917,357.27
                        5     9,531,315.06    9,531,315.06    7,270,627.13   29,623.12   1,576,299.76   1,558,750.28    1,482,317.57
                        6     8,372,935.20    8,372,935.20    5,501,681.29        0.00   1,050,375.55   1,289,926.12      965,481.40
                        7    11,722,851.90   11,722,851.90    4,877,194.05    8,447.17   1,231,728.76   1,122,572.49      848,307.64
                        8    17,207,560.18   17,207,560.18    6,742,934.59        0.00     956,981.11   1,159,638.01      967,923.26
                        9    14,691,800.81   14,691,800.81   10,766,141.23        0.00     777,942.99   1,103,311.68    1,105,191.62
                       10    17,197,279.08   17,197,279.08    9,279,960.25        0.00     766,711.47     932,096.76      898,140.54
                       11    15,504,490.86   15,504,490.86   10,629,512.98        0.00     761,972.72   1,041,466.78    1,046,140.60
                       12    11,904,998.66   11,904,998.66    9,033,386.09        0.00   1,171,853.35   1,202,851.80      974,550.06
                       13     7,211,819.84    7,211,819.84    6,111,951.47        0.00   6,361,557.83   2,796,305.73    1,536,763.35
                       14     8,633,057.26    8,633,057.26    3,360,476.20        0.00   3,033,012.70   6,221,352.82    1,525,477.50
                       15    10,443,070.12   10,443,070.12    3,906,788.56        0.00   1,080,041.33   3,898,509.32    7,060,835.10
                       16    11,720,349.94   11,720,349.94    5,239,609.54        0.00   1,129,693.49   1,312,658.11    3,680,060.92
                       17     8,564,089.35    8,564,089.35    5,460,001.27        0.00   1,249,948.12   1,277,458.14    1,202,493.71
                       18     7,479,246.64    7,479,246.64    3,985,769.39        0.00     792,905.62     970,382.26      763,110.98
                       19    10,611,284.66   10,611,284.66    3,576,291.27        0.00     945,162.50     848,850.34      665,802.90
                       20    16,496,614.28   16,496,614.28    5,217,885.92        0.00     644,277.54     792,784.90      701,527.55
                       21    14,115,082.64   14,115,082.64    8,294,208.39        0.00     537,992.18     783,674.62      828,058.73
                       22    16,562,222.16   16,562,222.16    5,819,284.89        0.00     523,064.53     636,449.98      652,637.71
                       23    14,840,653.37   14,840,653.37    5,812,171.72        0.00     525,074.17     747,923.21      808,156.01
                       24    11,271,867.97   11,271,867.97    5,818,368.89        0.00     783,544.56     864,009.39      726,756.88
                       25     6,644,313.99    6,644,313.99    3,357,694.12        0.00   4,970,330.85   2,281,971.14    1,172,279.96
                       26     7,693,316.20    7,693,316.20    1,025,786.18        0.00   2,274,088.64   4,821,802.07    1,219,725.03
                       27     9,795,133.28    9,795,133.28    1,208,227.84        0.00     639,521.84   2,968,859.90    5,808,831.86
                       28    10,958,156.04   10,958,156.04    1,887,532.83        0.00     599,282.03     774,428.28    2,817,607.68
                       29     8,033,198.42    8,033,198.42    2,112,327.53        0.00     640,663.12     579,795.43      544,668.98
                       30     7,001,521.70    7,001,521.70    1,138,583.02        0.00     258,163.13     442,471.06      272,780.35
                       31    10,001,306.67   10,001,306.67    1,006,134.61        0.00     302,678.07     322,516.49      185,842.68
                       32    15,686,375.93   15,686,375.93    1,951,476.36        0.00     232,129.52     263,424.24      243,401.62
                       33    13,305,308.18   13,305,308.18    3,188,957.30        0.00     156,424.08     266,504.40      225,424.87
                       34    15,253,592.56   15,253,592.56    2,119,784.27        0.00      82,959.63     180,535.54      124,691.37
                       35    13,439,340.18   13,439,340.18    2,237,724.59        0.00     109,551.55     195,207.40      250,472.31
                       36     9,627,709.80    9,627,709.80    1,820,700.81        0.00     301,305.59     337,731.11      180,466.11
                       37     4,845,435.52    4,845,435.52      817,432.87        0.00   2,400,127.42   1,096,674.89      352,543.72
                       38     5,846,192.76    5,846,192.76      251,435.25        0.00   1,023,512.31   1,978,126.10      457,196.90
                       39     7,626,986.55    7,626,986.55      175,407.29        0.00     275,457.56   1,474,074.89    2,353,472.34
                       40     8,420,026.39    8,420,026.39      206,829.81        0.00     101,200.52     307,541.70    1,564,790.32
                       41     6,063,594.56    6,063,594.56      152,234.00        0.00     195,892.08     124,573.99      211,209.24
                       42     5,223,953.51    5,223,953.51      106,646.08        0.00      59,024.71     139,845.29       16,492.77
                       43     7,797,581.78    7,797,581.78       23,819.43        0.00      21,305.40       7,967.18       42,541.21
                       44    12,241,335.77   12,241,335.77      254,065.33        0.00           0.00      22,259.18       72,378.22
                       45     8,547,844.85    8,547,844.85      188,910.80        0.00           0.00       1,178.75        6,349.83
                       46     9,171,743.38    9,171,743.38       56,768.76        0.00           0.00       1,178.75        2,611.64
                       47     8,838,821.22    8,838,821.22      155,729.03        0.00           0.00       1,178.75       17,465.92
                       48     5,892,614.25    5,892,614.25       14,995.42        0.00      21,298.59       1,178.75        1,474.69
                       49     1,524,196.03    1,524,196.03            0.00        0.00      36,958.78      68,602.41       36,180.17
                       50     2,155,353.95    2,155,353.95            0.00        0.00           0.00      86,137.88      103,668.52
                       51     2,948,921.29    2,948,921.29            0.00        0.00           0.00           0.00      152,173.84
                       52     3,471,809.78    3,471,809.78            0.00        0.00           0.00           0.00            0.00
                       53     1,939,596.57    1,939,596.57            0.00        0.00           0.00           0.00            0.00
                       54     1,711,213.57    1,711,213.57            0.00        0.00           0.00           0.00            0.00
                       55     3,365,677.46    3,365,677.46            0.00        0.00           0.00           0.00            0.00
                       56     5,657,510.12    5,657,510.12            0.00        0.00           0.00           0.00            0.00
                       57     3,605,516.92    3,605,516.92            0.00        0.00           0.00           0.00            0.00
                       58     3,745,028.73    3,745,028.73            0.00        0.00           0.00           0.00            0.00
                       59     3,458,411.68    3,458,411.68            0.00        0.00           0.00           0.00            0.00
                       60     1,765,194.32    1,765,194.32            0.00        0.00           0.00           0.00            0.00
                       61       308,041.89      308,041.89            0.00        0.00           0.00           0.00            0.00
                       62       231,422.23      231,422.23            0.00        0.00           0.00           0.00            0.00
                       63       276,666.19      276,666.19            0.00        0.00           0.00           0.00            0.00
                       64       336,307.15      336,307.15            0.00        0.00           0.00           0.00            0.00
                       65       135,733.57      135,733.57            0.00        0.00           0.00           0.00            0.00
                       66        82,298.61       82,298.61            0.00        0.00           0.00           0.00            0.00
                       67       356,451.64      356,451.64            0.00        0.00           0.00           0.00            0.00
                       68       354,314.13      354,314.13            0.00        0.00           0.00           0.00            0.00
                       69       125,457.56      125,457.56            0.00        0.00           0.00           0.00            0.00
                       70       223,408.04      223,408.04            0.00        0.00           0.00           0.00            0.00
                       71        26,132.80       26,132.80            0.00        0.00           0.00           0.00            0.00
                       72             0.00            0.00            0.00        0.00           0.00           0.00            0.00
                       73             0.00            0.00            0.00        0.00           0.00           0.00            0.00

Total Time Balance of Scheduled Cash Flows
                            551,413,832.41  551,413,832.41  182,056,685.95  136,514.61  53,952,248.16  65,434,150.09   62,357,388.85


                                                  Page 1
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

CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184                                    09/04/98
                                                                                 09:59 AM
Payment Date                                                                                      17-Aug-98
Collection Period Begin Date                                                                      04-Jul-98
Collection Period End Date                                                      31-Aug-96         05-Aug-98
Days in accrual period (30/360)                                                                          30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                             $21,209,558.13

Warranty Repurchases
 Contracts deferred beyond Final Scheduled Maturity Date                                              $0.00
 Government obligors                                                                                  $0.00
    Total Warranty Repurchases                                                                        $0.00

Total Collections For The Period                                                             $21,209,558.13

Miscellaneous Data
 Scheduled Amounts 30 - 59 days past due                                                      $1,989,212.22
 Scheduled Amounts 60 days or more past due                                                   $1,261,597.94
 Net Losses on Liquidated Receivables                                                            $14,485.46
 Number of Loans at Beginning of Period                                                              20,949
 Number of Loans at End of Period                                                                    20,434
 Repossessed Equipment not Sold or Reassigned (Beginning)                                             $0.00
 Repossessed Equipment not Sold or Reassigned (End)                                                   $0.00
 Reinvestment Income (including Pre-Funding Account)                                            $162,089.52
 Pre-Funding Account Reinvestment Income                                                              $0.00
 Additional Class B Notes (max $75,000,000)                                                           $0.00

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                                                   Page 2
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

CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

PAYMENT DATE                                                                                       17-Aug-98
Collection Period Begin Date                                                                       04-Jul-98
Collection Period End Date                                                                         05-Aug-98

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                      $337,086,837.79
 A-1 Note Beginning Principal Balance                                                                  $0.00
 A-2 Note Beginning Principal Balance                                                                  $0.00
 A-3 Note Beginning Principal Balance                                                        $283,498,072.69
 B Note Beginning Principal Balance                                                           $21,542,406.74
 Certificate Beginning Principal Balance                                                      $32,046,358.37

Total Principal Balance of Notes and Certificates (End of Period)                            $317,888,834.55
 A-1 Note Principal Balance (End of Period)                                                            $0.00
                                             A-1 Note Pool Factor (End of Period)                  0.0000000
 A-2 Note Principal Balance (End of Period)                                                            $0.00
                                             A-2 Note Pool Factor (End of Period)                  0.0000000
 A-3 Note Principal Balance (End of Period)                                                  $266,350,643.72
                                             A-3 Note Pool Factor (End of Period)                  0.8095764
 B Note Principal Balance (End of Period)                                                     $20,239,410.62
                                             B Note Pool Factor (End of Period)                    0.8095764
 Certificate Principal Balance (End of Period)                                                $31,298,780.20
                                             Certificate Pool Factor (End of Period)               0.9205524

Contract Value Decline                                                                        $18,689,454.12
 Pool Balance (Beg. of Collection Period)                                                     349,176,630.21
 Pool Balance (End of Collection Period)                                                     $330,487,176.09

Total Distribution Amount (TDA)                                                               $21,371,647.65
 Total Collections and Investment Income for the Period                                       $21,371,647.65
 Negative Carry Amount                                                                                 $0.00

Administration Fee Accrued during this Period                                                        $166.67

Principal Distribution Amount  (PDA)                                                          $18,689,454.12
Release from Spread Account to A-1 Noteholders as Principal                                            $0.00
Release from Spread Account to A-2 Noteholders as Principal                                            $0.00
Release from Spread Account to A-3 Noteholders as Principal                                      $472,634.64
Release from Spread Account to B Noteholders as Principal                                         $35,914.49
 A-1 Noteholders' Principal Distributable Amount                                                       $0.00
 A-2 Noteholders' Principal Distributable Amount                                                       $0.00
 A-3 Noteholders' Principal Distributable Amount                                              $16,674,794.32
 B Noteholders' Principal Distributable Amount                                                 $1,267,081.64
 Certificateholders' Principal Distributable Amount                                              $747,578.16

Interest Distributable Amount                                                                  $1,882,497.20
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                    $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                    $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                            $1,571,051.82
 Noteholders' Interest Distributable Amount applicable to B Notes                                $125,843.56
 Certificateholders' Interest Distributable Amount                                               $185,601.83

Servicing Fees Accrued during this Period                                                        $290,980.53

Total Distribution Amount Remaining to Deposit to Spread Account                                 $508,549.13

Spread Account
 Beginning Spread Account Balance                                                             $19,707,517.31
 Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                           $0.00
 Deposit to Spread Account from Excess Collections over Distributions                            $508,549.13
 Distribution from Spread Account for Interest / Principal Shortfall                                   $0.00
 Preliminary Spread Account Balance Remaining                                                 $20,216,066.43

 Specified Spread Account Balance                                                             $19,707,517.31
 Release from Spread Account to Seller as "Excess Servicing Fee"                                       $0.00
 Ending Spread Account Balance (after distributions)                                          $19,707,517.31

Credit Enhancement                                                                                      9.93%
 Spread account % of Ending Pool Balance                                                                5.96%
 Overcollateralization % of Ending Pool Balance                                                         3.96%

Life-to-Date CPR                                                                                       24.68%

Scheduled Amounts 30 - 59 days past due                                                        $1,989,212.22
                                             as % of Ending Pool Balance                                0.60%
Scheduled Amounts 60 days or more past due                                                     $1,261,597.94
                                             as % of Ending Pool Balance                                0.38%
Net Losses on Liquidated Receivables                                                              $14,485.46
                                             as % of Ending Pool Balance                                0.00%

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                                                                         Page 3


PART III -- SERVICING CALCULATIONS                                                                        17-Aug-98

1.  Sources and Uses of Collection Account Balance                              Pool 1 Cutoff                Pool 1          Pool 2

Wtd. Avg. APR                                                                          8.310%                8.310%          6.782%
Contract Value (Beg. of Collection Period), by origination pool                                     $178,923,486.57     $154,407.83
Contract Value  (End of Collection Period), by origination pool             $467        35.55       $165,211,746.77     $134,110.52
Contract Value Decline                                                                               $13,711,739.80      $20,297.31

Initial Pool Balance                                                                                $875,889,658.01   18,689,454.12
Pool Balance (End of Collection Period)                                                             $330,487,176.09

Total Collections and Investment Income for the period                                               $21,371,647.65
Negative Carry Amount                                                                                         $0.00

Total Distribution Amount (TDA)                                                                      $21,371,647.65
Principal Distribution Amount  (PDA)                                                                 $18,689,454.12
Interest Distribution Amount  (IDA)                                                                   $2,682,193.53

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                                          $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                    0.00%
A-1 Noteholders' Principal Distributable Amount                                                               $0.00

A-2 Note Beginning Principal Balance                                                                          $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                    0.00%
A-2 Noteholders' Principal Distributable Amount                                                               $0.00

A-3 Note Beginning Principal Balance                                                                $283,498,072.69
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                   89.22%
A-3 Noteholders' Principal Distributable Amount                                                      $16,674,794.32

B Note Beginning Principal Balance                                                                   $21,542,406.74
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                $0.00
B Noteholders' Share of the Principal Distribution Amount                                                      6.78%
B Noteholders' Principal Distributable Amount                                                         $1,267,081.64

Certificate Beginning Principal Balance                                                              $32,046,358.37
Certificateholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
Certificateholders' Share of the Principal Distribution Amount                                                 4.00%
Certificateholders' Principal Distributable Amount                                                      $747,578.16

Interest Accrued on Class A-1 Notes this period                                        5.5625%                $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                  $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                            $0.00

Interest Accrued on Class A-2 Notes this period                                          6.25%                $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                  $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                            $0.00

Interest Accrued on Class A-3 Notes this period                                          6.65%        $1,571,051.82
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                  $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                    $1,571,051.82

Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                          $1,571,051.82
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                  $0.00
Offered Noteholders' Interest Distributable Amount                                                    $1,571,051.82

Interest Accrued on Class B Notes this period                                            7.01%          $125,843.56
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                             $0.00
Interest Due (in Arrears) on above Shortfall                                                                  $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                        $125,843.56

Interest Accrued on Certificates this period                                             6.95%          $185,601.83
Certificateholders' Interest Carryover Shortfall (Previous Period)                                            $0.00
Interest Due (in Arrears) on Above Shortfall                                                                  $0.00
Certificateholders' Interest Distributable Amount                                                       $185,601.83

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                                            $21,371,647.65

Administration Fee Shortfall (Previous Period)                                                                $0.00
Administration Fee Accrued during this Period                                         $500/qtr.             $166.67
Administration Fee Paid this Period from TDA                                                                $166.67
Administration Fee Shortfall                                                                                  $0.00

Total Distribution Amount Remaining                                                                  $21,371,480.98


                                                                          Pool 3           Pool 4           Pool 5
Wtd. Avg. APR                                                             9.186%           9.025%           9.089%
Contract Value (Beg. of Collection Period), by origination pool   $49,901,700.10   $60,369,106.46   $56,576,862.41
Contract Value  (End of Collection Period), by origination pool   $48,289,147.81   $58,376,782.09   $55,304,565.62
Contract Value Decline                                             $1,612,552.29    $1,992,324.37    $1,272,296.79


Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                              $0.00
Interest Due (in Arrears) on above Shortfall                                                                     $0.00
Interest Accrued on Class A-1 Notes this period                                                                  $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                          $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                   $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                              $0.00
Interest Due (in Arrears) on above Shortfall                                                                     $0.00
Interest Accrued on Class A-2 Notes this period                                                                  $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                          $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                   $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                              $0.00
Interest Due (in Arrears) on above Shortfall                                                                     $0.00
Interest Accrued on Class A-3 Notes this period                                                          $1,571,051.82
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                  $1,571,051.82
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                   $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                              $0.00
Interest Due (in Arrears) on above Shortfall                                                                     $0.00
Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                             $1,571,051.82
Offered Noteholders' Interest Paid this Period from TDA                                                  $1,571,051.82
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                           $0.00

Total Distribution Amount Remaining                                                                     $19,800,429.16

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                          $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                    $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00

Total Distribution Amount Remaining                                                                     $19,800,429.16

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                          $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                    $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00

Total Distribution Amount Remaining                                                                     $19,800,429.16

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                 $16,674,794.32
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                           $16,674,794.32
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00

Total Distribution Amount Remaining                                                                      $3,125,634.84

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                $0.00
Interest Due (in Arrears) on above Shortfall                                                                     $0.00
Interest Accrued on Class B Notes this period                                                              $125,843.56
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                      $125,843.56
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                     $0.00

Total Distribution Amount Remaining                                                                      $2,999,791.28

B Noteholders' Principal Distributable Amount                                                                    $0.00
B Noteholders' Monthly Principal Distributable Amount                                                    $1,267,081.64
B Noteholders' Principal Distributable Amount Paid from TDA                                              $1,267,081.64
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

Total Distribution Amount Remaining                                                                      $1,732,709.65

Certificateholders' Interest Carryover Shortfall (Previous Period)                                               $0.00
Interest Due (in Arrears) on Above Shortfall                                                                     $0.00
Interest Accrued on Certificates this period                                                               $185,601.83
Certificateholders' Interest Paid this Period from TDA                                                     $185,601.83
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                    $0.00

Total Distribution Amount Remaining                                                                      $1,547,107.82

Certificateholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
Certificateholders' Principal Distributable Amount applicable to current period                            $747,578.16
Certificateholders' Principal Distributable Amount Paid from TDA                                           $747,578.16
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                   $0.00

Total Distribution Amount Remaining                                                                        $799,529.66

Servicing Fee Shortfall (Previous Period)                                                                        $0.00
Servicing Fees Accrued during this Period                                                        1.00%     $290,980.53
Servicing Fees Paid this Period from TDA                                                                   $290,980.53
Servicing Fee Shortfall                                                                                          $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                                              $508,549.13

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                            $0.00

New Collateral Purchased                                                                                         $0.00
Deposit to Spread Account                                                                        3.75%           $0.00
Payment to Seller                                                                                                $0.00

Ending Pre-Funding Account Balance                                                                               $0.00


Excess Pre-Funded Amount/(Payment to Seller)                                                                              $0.00

Adjusted Ending Pre-Funding Account Balance                                                                               $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                                                  $0.00

Pre-Funded Percentage                                                                                                    0.000%
Negative Carry Amount                                                                                                     $0.00
Cumulative Negative Carry Amount                                                                                  $1,279,542.53
Maximum Negative Carry Amount                                                                                             $0.00
Required Negative Carry Account Balance                                                                                   $0.00
Interim Ending Negative Carry Account Balance                                                                             $0.00
Negative Carry Amount Released to Seller                                                                                  $0.00

Ending Negative Carry Account Balance                                                                                     $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                                 $19,707,517.31
Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                               $0.00
Deposit to Spread Account from Excess Collections over Distributions                                                $508,549.13

Distribution from Spread Account to Noteholders' Distr. Account                                                           $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-1 Notes                                                                               $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-2 Notes                                                                               $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-3 Notes                                                                               $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to B Notes                                                                                 $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
Adjustment to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

Preliminary Spread Account Balance Remaining                                                                     $20,216,066.43

Distribution from Spread Account to Certificateholders' Distr. Account                                                    $0.00
Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                               $0.00
Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                                  $0.00

Preliminary Spread Account Balance Remaining                                                                     $20,216,066.43

Cumulative Realized Losses since 31-August-96 (Cut-off Date)                                                      $1,894,462.40
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                   $173,825.52
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?
60 day or > Delinquent Scheduled Amounts                                                                          $1,261,597.94
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                          NO
Are any of the three conditions "YES"?                                                                 NO

Preliminary A-1 Note Principal Balance (End of Period)                                                                    $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                                    $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                          $266,823,278.37
Preliminary B Note Principal Balance (End of Period)                                                             $20,275,325.10
Preliminary Certificate Principal Balance (End of Period)                                                        $31,298,780.20
Preliminary Total Principal Balance of Notes and Certificates (End of Period)                                   $318,397,383.67

Specified Spread Account Balance                                                                                 $19,707,517.31
Greater of:
(a)  3.75% of Pool Balance at end of Collection Period; and                                    3.75%             $12,393,269.10

(b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
       Certificate Balance = Spread Account), or                                               2.50%             $21,897,241.45
(b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes
       and Certificates < = 97.50% of Pool Balance), or                                        2.25%             $19,707,517.31
(b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
       and Certificates < = 96.25% of Pool Balance)                                            2.00%             $17,517,793.16

Preliminary Spread Account Balance Remaining                                                                     $20,216,066.43
Preliminary Excess Amount in Spread Account                                                                         $508,549.13

Release from Spread Account to Seller as "Excess Servicing Fee"                          Turbo Date                       $0.00
Release from Spread Account to A-1 Noteholders as Principal                               15-Jul-97                       $0.00
Release from Spread Account to A-2 Noteholders as Principal                                                               $0.00
Release from Spread Account to A-3 Noteholders as Principal                                                         $472,634.64
Release from Spread Account to B Noteholders as Principal                                                            $35,914.49
Ending Spread Account Balance (after distributions)                                                              $19,707,517.31
Net Change in Spread Account Balance                                                                                      $0.00

7.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                        $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                        $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                        $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                          $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                        $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                       $0.00

A-1 Note Principal Balance (End of Period)                                                                                $0.00
A-2 Note Principal Balance (End of Period)                                                                                $0.00
A-3 Note Principal Balance (End of Period)                                                                      $266,350,643.72
B Note Principal Balance (End of Period)                                                                         $20,239,410.62
Certificate Principal Balance (End of Period)                                                                    $31,298,780.20
Total Principal Balance of Notes and Certificates (End of Period)                                               $317,888,834.55

A-1 Note Pool Factor (End of Period)                                               $125,000,000.00                    0.0000000
A-2 Note Pool Factor (End of Period)                                               $362,000,000.00                    0.0000000
A-3 Note Pool Factor (End of Period)                                               $329,000,000.00                    0.8095764
B Note Pool Factor (End of Period)                                                  $25,000,000.00                    0.8095764
Certificate Pool Factor (End of Period)                                             $34,000,000.00                    0.9205524


Total Notes & Certificates Pool Factor (End of Period)                                                                0.3633015

Specified Spread Account Balance (after all distributions and adjustments)                                       $19,707,517.31

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------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO NOTEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                 17-Aug-98

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                  $0.00
        per $1,000 original principal amount:                                               $0.00000000

 (b)   A-2 Notes:                                                                                 $0.00
         per $1,000 original principal amount:                                              $0.00000000

 (c)   A-3 Notes:                                                                        $17,147,428.96
         per $1,000 original principal amount:                                             $52.11984487

 (d)   B Notes:                                                                           $1,302,996.12
         per $1,000 original principal amount:                                             $52.11984487

 (e)   Total                                                                             $18,450,425.08

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                                  $0.00
        per $1,000 original principal amount:                                               $0.00000000

 (b)   A-2 Notes:                                                                                 $0.00
         per $1,000 original principal amount:                                              $0.00000000

 (c)  A-3 Notes:                                                                          $1,571,051.82
        per $1,000 original principal amount:                                               $4.77523349

 (d)  B Notes:                                                                              $125,843.56
         per $1,000 original principal amount:                                              $5.03374237

 (e)   Total                                                                              $1,696,895.38

(3) Pool Balance at the end of the related Collection Period                            $330,487,176.09

(4)  After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                              $0.00
     (ii)  A-1 Note Pool Factor:                                                              0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                              $0.00
     (ii)  A-2 Note Pool Factor:                                                              0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                    $266,350,643.72
     (ii)  A-3 Note Pool Factor:                                                             $0.8095764

 (d) (i)  outstanding principal amount of A-3 Notes:                                     $20,239,410.62
     (ii)  A-3 Note Pool Factor:                                                             $0.8095764

 (e) (i)  Certificate Balance                                                            $31,298,780.20
     (ii)  Certificate Pool Factor:                                                           0.9205524

(5)  Amount of Servicing Fee:                                                               $290,980.53
      per $1,000 Beginning of Collection Period:                                             0.33221140

(6)  Amount of Administration Fee:                                                              $166.67
      per $1,000 Beginning of Collection Period:                                             0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                            $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                 $14,485.46

(9)  Amount in Spread Account:                                                           $19,707,517.31

(10)  Amount in Pre-Funding Account:                                                              $0.00

(11)  For the Final payment date with respect to the Funding Period, the                             NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                           $0.00

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                                                                         Page 8

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-------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO CERTIFICATEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                          17-Aug-98

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                           $0.00
        per $1,000 original principal amount:                                        $0.00000000

 (b)  A-2 Notes:                                                                           $0.00
        per $1,000 original principal amount:                                        $0.00000000

 (c)  A-3 Notes:                                                                   17,147,428.96
        per $1,000 original principal amount:                                        52.11984487

 (d)  B Notes:                                                                      1,302,996.12
        per $1,000 original principal amount:                                        52.11984487

 (e)  Certificates:                                                                  $747,578.16
        per $1,000 original principal amount:                                       $21.98759308

 (f)  Total:                                                                      $19,198,003.25

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                           $0.00
        per $1,000 original principal amount:                                        $0.00000000

 (b)  A-2 Notes:                                                                           $0.00
        per $1,000 original principal amount:                                        $0.00000000

 (c)  A-3 Notes:                                                                   $1,571,051.82
        per $1,000 original principal amount:                                        $4.77523349

 (d)  B Notes:                                                                       $125,843.56
        per $1,000 original principal amount:                                        $5.03374237
 (e)  Certificates:                                                                  $185,601.83
        per $1,000 original principal amount:                                        $5.45887722

 (f)  Total:                                                                       $1,882,497.20

(3)  Pool Balance at end of related Collection Period:                           $330,487,176.09

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                       $0.00
     (ii)  A-1 Note Pool Factor:                                                       0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                       $0.00
     (ii)  A-2 Note Pool Factor:                                                       0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                             $266,350,643.72
     (ii)  A-3 Note Pool Factor:                                                       0.8095764

 (d) (i)  outstanding principal amount of B Notes:                                $20,239,410.62
     (ii)  B Note Pool Factor:                                                         0.8095764

 (e) (i)  Certificate Balance                                                     $31,298,780.20
     (ii)  Certificate Pool Factor:                                                    0.9205524

(5)  Amount of Servicing Fee:                                                        $290,980.53
      per $1,000 Beginning of Collection Period:                                     $0.33221140

(6)  Amount of Administration Fee:                                                       $166.67
      per $1,000 Beginning of Collection Period:                                     $0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                          $14,485.46

(9)  Amount in Spread Account:                                                    $19,707,517.31

(10)  Amount in Pre-Funding Account:                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the         NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                    $0.00

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                                             Page 9

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-------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1996-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                            17-Aug-98

(1)  Payment of Administration Fee to Administrator:                                       $166.67

(2)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'
        Interest Distributable Amount deposited into Note Distribution Account:      $1,696,895.38

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                           $18,450,425.08

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                       $185,601.83

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                       $747,578.16

(6)  Payment of Servicing Fee to Servicer:                                             $290,980.53

(7)  Deposit to Spread Account from Excess Collections over Distributions:             $508,549.13

Check for Error                                                                  NO ERROR
Sum of Above Distributions                                                          $21,880,196.78
Total Distribution Amount plus Turbo                                                $21,880,196.78

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                                            Page 10

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-------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1996-B
SERVICER'S CERTIFICATE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                        17-Aug-98
(1)  Total Distribution Amount:                                                                 $21,371,647.65

(2)  Administration Fee:                                                                               $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                 $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                  $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                 $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                  $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                         $1,571,051.82

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                  $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                             $125,843.56

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                   $0.00

(11)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'                  $1,696,895.38
        Interest Distributable Amount deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                   0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                   $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                   0.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                                   $0.00

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                  $16,674,794.32

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                  89.22%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                          $17,147,428.96

(24)  B Noteholders' Monthly Principal Distributable Amount:                                     $1,267,081.64

(25)  % of Principal Distribution Amount applicable to B Noteholders                                     6.78%

(26)  B Noteholders' Principal Carryover Shortfall:                                                      $0.00

(27)  B Noteholders' Principal Distributable Amount:                                             $1,302,996.12

(28)  Noteholders' Principal Distribution Amount:                                               $18,450,425.08

(29)  Noteholders' Distributable Amount:                                                        $20,147,320.46

(30)  Certificateholders' Interest Distributable Amount:                                           $185,601.83

(31)  Certificateholders' Interest Carryover Shortfall:                                                  $0.00

(32)  Certificateholders' Percentage:                                                                    4.00%

(33)  Certificateholders' Principal Distributable Amount applicable to current period              $747,578.16

(34)  Certificateholders' Principal Carryover Shortfall:                                                 $0.00

(35)  Certificateholders' Principal Distributable Amount:                                          $747,578.16

(36)  Certificateholders' Distributable Amount:                                                    $933,179.99

(37)  Servicing Fee:                                                                               $290,980.53

(38)  Deposit to Spread Account (from excess collections):                                         $508,549.13



(39)  Specified Spread Account Balance (after all distributions and adjustments):                           $19,707,517.31
 The greater of:
 (a) 3.75% of the Pool Balance at the beginning of the Collection Period
            in which the Payment Date occurs; and                                                           $12,393,269.10

 (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
        Balance = Spread Account), or                                                                       $21,897,241.45

 (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
         and Certificates < = 97.50% of Pool Balance                                                        $19,707,517.31

 (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
         and Certificates < = 96.25% of Pool Balance                                                        $17,517,793.16

(40)  Spread Account Trigger Tests:
 (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
            the end of the related Collection Period:                                                        $1,894,462.40

     (ii)  2.25% of the Initial Pool Balance:                                                   2.25%       $19,707,517.31

 (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
            has been repossessed but in which the receivable has not been liquidated:                          $173,825.52

     (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:                 1.65%        $5,707,771.80

 (c) (i)   Aggregate Scheduled Payments delinquent by more than 60 days
             as of the end of the related Collection Period:                                                 $1,261,597.94

     (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
               in which the Payment Date occurs:                                                2.25%        $7,364,617.94

(41)  Spread Account Balance over the Specified Spread Account Balance:                                        $508,549.13

(42)  Excess Amounts Distributed To Seller:
 (a) Release of Excess Amount in Spread Account                                                                      $0.00
 (b) Release of Excess Amount in Negative Carry Account                                                               0.00


(43)  Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                                  $0.00

(44)  Amount to be withdrawn from the Spread Account and deposited
 into the Certificate Distribution Account:                                                                          $0.00

(45)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                         $330,487,176.09

(46)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                               $0.00
           A-1 Note Pool Factor:                                                                                 0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                               $0.00
           A-2 Note Pool Factor:                                                                                 0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                     $266,350,643.72
           A-3 Note Pool Factor:                                                                                 0.8095764

           Outstanding Principal Balance of B Notes:                                                        $20,239,410.62
           B Note Pool Factor:                                                                                   0.8095764

           Outstanding Principal Balance of the Certificates:                                               $31,298,780.20
           Certificate Pool Factor:                                                                              0.9205524

(47)  Aggregate Purchase Amounts for related Collection Period:                                                      $0.00

(48)  Aggregate Amount of Realized Losses for the related Collection Period:                                    $14,485.46

(49)  Spread Account Balance after giving effect to all distributions:                                      $19,707,517.31

(50)  Originally Scheduled Pool Balance as of the opening of business on the
           first day of the Collection Period in which the Payment Date occurs:                              $5,595,810.88

(51)  Number of Collection Periods since Completion of Funding Period                                                   23

(53) Life-to-Date (From Jan-97 Collection Period) CPR                                                               24.68%

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                                                           Page 12


                                    5-Aug-98
                                     Pool 6
                                  45,057.60
                                  98,071.99
                                  57,573.02
                                  88,473.80
                                 303,044.09
                                 257,042.03
                                  52,768.46
                                  60,277.84
                                  78,514.69
                                  80,972.39
                                  67,755.47
                                  55,558.40
                                  59,655.06
                                  94,823.49
                                  55,170.36
                                  85,697.02
                                 346,275.55
                                 247,258.13
                                  45,375.15
                                  40,174.45
                                  55,954.90
                                  73,579.08
                                  57,685.28
                                  48,176.59
                                  52,661.29
                                  69,549.04
                                  48,176.59
                                  73,941.01
                                 272,177.85
                                 223,116.79
                                  11,384.70
                                   7,968.13
                                   7,968.13
                                  36,450.85
                                  17,159.41
                                   9,829.12
                                   9,829.12
                                   9,829.12
                                   9,829.12
                                  31,349.65
                                 150,988.73
                                  80,586.36
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                  12,875.67
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00
                                       0.00


                               3,590,605.52


 CASE EQUIPMENT LOAN TRUST 1997-A
 $71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

                                                      11:18 AM
 Prepared by Lisa Sorenson,
 Phone 414-636-6184                       File: us97a.xls


                                               28-Feb-97         05-Aug-98          05-Aug-98         05-Aug-98        05-Aug-98
                                           Pool 1 Cutoff            Pool 1             Pool 2            Pool 3           Pool 4
                                          ---------------------------------------------------------------------------------------
 NPV Data Input Section                0             -        2,122,062.57         671,791.81      1,172,502.76       731,629.55
 Scheduled cash flows as of the        1    6,224,948.06      3,848,797.18       1,115,607.73      2,152,276.12     1,271,511.58
  end of the collection period         2    4,087,399.27      3,116,455.39         982,790.17      1,934,937.41     1,238,520.72
 Line 0 is scheduled amount            3    4,191,051.44      3,984,082.14         865,132.76      1,567,611.92     1,459,385.97
  delinquent                           4    4,860,539.72      8,112,566.10       1,286,738.41      1,700,983.35     1,624,230.25
                                       5    4,890,016.88     13,582,493.20       1,563,753.89      2,072,180.96     1,717,575.39
                                       6    8,243,609.27     10,624,231.17       1,414,180.23      1,823,836.41     1,362,045.71
                                       7    4,447,750.58      5,311,337.17       5,567,546.28      1,867,418.25     1,190,325.56
                                       8    6,498,644.13      2,735,832.07       3,943,752.25      8,666,193.70     1,947,348.84
                                       9   14,972,196.07      2,447,550.09         726,248.47      3,580,263.41     6,155,960.16
                                      10   23,007,915.80      2,543,162.73         753,037.08      1,106,907.72     2,185,161.43
                                      11   15,613,409.45      2,797,428.97         764,387.42      1,231,840.07     1,144,988.20
                                      12    7,785,366.54      2,921,319.89         845,480.06      1,412,923.33     1,054,474.10
                                      13    3,880,079.26      3,399,505.40         970,711.29      1,424,066.88     1,126,840.82
                                      14    3,600,829.31      2,752,066.15         916,248.46      1,422,289.16     1,044,135.77
                                      15    3,835,204.18      3,745,867.71         795,874.76      1,319,863.98     1,310,738.06
                                      16    4,406,106.30      7,626,880.47       1,177,295.29      1,541,315.09     1,466,646.47
                                      17    4,331,724.09     13,007,412.42       1,417,823.23      1,889,334.18     1,636,439.77
                                      18    7,068,300.66      9,905,199.35       1,355,831.92      1,707,323.26     1,270,624.68
                                      19    3,940,812.53      4,662,510.59       5,316,439.25      1,767,231.24     1,094,435.74
                                      20    6,159,747.89      2,134,084.29       3,737,735.60      8,390,212.73     1,853,441.83
                                      21   14,561,634.89      1,851,355.07         519,301.08      3,105,728.19     5,914,682.15
                                      22   22,594,768.79      1,921,683.33         560,950.53        767,218.13     1,883,809.24
                                      23   15,235,344.04      2,059,882.03         552,093.84        839,422.16       836,139.37
                                      24    7,445,650.52      2,237,199.88         608,499.60      1,041,161.87       737,952.90
                                      25    3,579,468.36      2,658,164.08         696,742.72      1,064,599.27       826,696.44
                                      26    3,299,938.35      1,992,109.15         649,025.88        959,833.41       754,891.56
                                      27    3,563,571.09      2,822,006.93         548,097.63        912,145.35       925,984.80
                                      28    3,983,635.33      6,446,270.60         818,153.00      1,019,465.40     1,080,890.93
                                      29    4,043,413.87     10,905,330.05       1,054,705.28      1,303,032.87     1,179,227.20
                                      30    6,668,398.88      7,091,115.28       1,033,273.12      1,227,937.16       957,107.44
                                      31    3,721,394.41      2,615,289.25       3,505,840.42      1,172,026.62       772,766.16
                                      32    5,930,985.23        785,717.22       2,263,771.53      5,024,542.44     1,289,307.74
                                      33   14,048,509.71        492,307.97         118,996.03      1,710,610.73     3,281,749.16
                                      34   21,617,434.15        572,754.02         145,199.54        230,398.63     1,020,167.24
                                      35   14,319,031.03        641,775.24         124,248.17        238,078.33       241,308.22
                                      36    6,622,218.98        766,564.38         161,559.36        317,555.17       188,658.59
                                      37    2,794,527.41      1,064,298.84         229,772.49        455,300.21       250,001.86
                                      38    2,537,050.75        631,118.11         150,556.60        332,936.24       201,802.44
                                      39    2,704,903.39      1,073,826.67         106,099.91        292,286.81       248,441.42
                                      40    3,060,906.46      3,241,207.00         245,378.46        303,355.45       412,763.80
                                      41    3,177,927.21      6,505,823.38         508,715.44        584,336.65       355,464.11
                                      42    5,473,838.49      3,709,536.65         482,662.10        582,811.73       365,319.29
                                      43    2,780,181.99      1,145,051.24       1,706,979.52        484,792.69       200,471.60
                                      44    4,848,252.59         75,530.39       1,058,449.47      2,534,678.63       516,770.14
                                      45   12,421,394.48          7,196.42             272.83        790,618.15     1,670,673.14
                                      46   19,846,926.73         44,767.86           2,303.49         36,225.45       373,389.46
                                      47   10,668,299.66          3,213.89          23,638.69         41,327.61        54,046.23
                                      48    4,018,932.10         96,672.56               0.00         41,029.86         5,255.21
                                      49      999,620.21          8,933.99          55,264.82         65,484.06        17,006.17
                                      50      715,596.94         45,974.36          12,905.25         22,224.64         5,255.21
                                      51      729,463.38        329,735.59               0.00         55,730.44        65,560.00
                                      52      978,501.21        337,502.23               0.00         18,636.70        23,663.05
                                      53    1,067,113.54        282,480.42          36,018.11         54,034.69         7,808.38
                                      54    2,553,275.87         27,075.01          41,797.19         47,420.37       101,551.58
                                      55      800,506.74              0.00          74,792.25         82,740.35         2,211.33
                                      56    2,078,844.49              0.00               0.00         62,076.00        75,768.64
                                      57    7,648,805.10              0.00               0.00              0.00        55,641.31
                                      58   12,223,538.12              0.00               0.00              0.00             0.00
                                      59    6,284,273.88              0.00               0.00              0.00             0.00
                                      60    1,911,175.78              0.00               0.00              0.00             0.00
                                      61       92,369.69              0.00               0.00              0.00             0.00
                                      62       41,527.82              0.00               0.00              0.00             0.00
                                      63       38,987.30              0.00               0.00              0.00             0.00
                                      64       13,226.62              0.00               0.00              0.00             0.00
                                      65       99,942.27              0.00               0.00              0.00             0.00
                                      66       66,826.08              0.00               0.00              0.00             0.00
                                      67       60,733.30              0.00               0.00              0.00             0.00
                                      68      655,358.90              0.00               0.00              0.00             0.00
                                      69      584,135.41              0.00               0.00              0.00             0.00
                                      70      430,830.03              0.00               0.00              0.00             0.00
                                      71      139,155.22              0.00               0.00              0.00             0.00
                                      72            0.00              0.00               0.00              0.00             0.00
                                      73            0.00              0.00               0.00              0.00             0.00

 Total Time Balance of Scheduled Cash Flows                 175,870,314.14      54,284,470.71     77,573,314.39    60,786,664.11

                                              Page 1

 CASE EQUIPMENT LOAN TRUST 1997-A
 $71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

 Prepared by Lisa Sorenson, Phone 414-636-6184                                09/04/98
                                                                              10:18 AM

 Payment Date                                                                                      17-Aug-98
 Collection P                                                                                      04-Jul-98
 Collection P                                                                 28-Feb-97            05-Aug-98
 Days in accrual period (30/360)                                                                          30

 PART I -- MONTHLY DATA INPUT

 Total Receipts During the Period                                                             $12,425,477.30

 Warranty Repurchases
     Contracts deferred beyond Final Scheduled Maturity Date                                           $0.00
     Government obligors                                                                               $0.00
           Total Warranty Repurchases                                                                  $0.00

 Total Collections For The Period                                                             $12,425,477.30

 Miscellaneous Data
     Scheduled Amounts 30 - 59 days past due                                                   $1,157,825.11
     Scheduled Amounts 60 days or more past due                                                $1,184,592.74
     Net Losses on Liquidated Receivables                                                          $5,559.01
     Number of Loans at Beginning of Period                                                           15,830
     Number of Loans at End of Period                                                                 15,566
     Repossessed Equipment not Sold or Reassigned (Beginning)                                          $0.00
     Repossessed Equipment not Sold or Reassigned (End)                                                $0.00
     Reinvestment Income (including Pre-Funding Account and Spread Account)                      $109,077.40
     Pre-Funding Account Reinvestment Income                                                           $0.00

 Case Equipment Loan Trust 1997-A
 $71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

 Payment Date                                                                                                            17-Aug-98
 Collection Period Begin Date                                                                                            04-Jul-98
 Collection Period End Date                                                                                              05-Aug-98

 Part II -- Summary

 Total Principal Balance of Notes and Certificates (Beginning of Period)                                           $334,249,709.42
  A-1 Note Beginning Principal Balance                                                                                       $0.00
  A-2 Note Beginning Principal Balance                                                                              $37,749,709.42
  A-3 Note Beginning Principal Balance                                                                             $259,125,000.00
  B Note Beginning Principal Balance                                                                                $26,000,000.00
  Certificate Beginning Principal Balance                                                                           $11,375,000.00

 Total Principal Balance of Notes and Certificates (End of Period)                                                 $324,255,338.82
  A-1 Note Principal Balance (End of Period)                                                                                 $0.00
          A-1 Note Pool Factor (End of Period)                                                                           0.0000000
  A-2 Note Principal Balance (End of Period)                                                                        $27,755,338.82
          A-2 Note Pool Factor (End of Period)                                                                           0.0984232
  A-3 Note Principal Balance (End of Period)                                                                       $259,125,000.00
          A-3 Note Pool Factor (End of Period)                                                                           1.0000000
  B Note Principal Balance (End of Period)                                                                          $26,000,000.00
          B Note Pool Factor (End of Period)                                                                             1.0000000
  Certificate Principal Balance (End of Period)                                                                     $11,375,000.00
          Certificate Pool Factor (End of Period)                                                                        1.0000000

 Contract Value Decline                                                                                              $9,994,370.60
  Pool Balance (Beg. of Collection Period)                                                                         $334,254,928.51
  Pool Balance (End of Collection Period)                                                                          $324,260,557.91

 Total Distribution Amount (TDA)                                                                                    $12,534,554.70
  Total Collections and Investment Income for the Period                                                            $12,534,554.70
  Negative Carry Amount                                                                                                      $0.00

 Administration Fee Accrued during this Period ($500 per Quarter)                                                          $166.67

 Principal Distribution Amount (PDA)                                                                                 $9,994,370.60



 Principal Allocation to Notes and Certificates
  A-1 Noteholders' Principal Distributable Amount                                                                            $0.00
  A-2 Noteholders' Principal Distributable Amount                                                                    $9,994,370.60
  A-3 Noteholders' Principal Distributable Amount                                                                            $0.00
  B Noteholders' Principal Distributable Amount                                                                              $0.00
  Certificateholders' Principal Distributable Amount                                                                         $0.00

 Interest Distributable Amount                                                                                       $1,790,222.52
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                         $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                   $188,748.55
  Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                 $1,392,796.88
  Noteholders' Interest Distributable Amount applicable to B Notes                                                     $145,166.67
  Certificateholders' Interest Distributable Amount                                                                     $63,510.42

 Servicing Fees Accrued during this Period                                                                             $278,545.77

 Total Distribution Amount Remaining to Deposit to Spread Account                                                      $471,249.14

 Spread Account
  Beginning Spread Account Balance                                                                                  $13,000,000.00
  Deposit to Spread Account from Pre-Funding Account                                                                         $0.00
  Deposit to Spread Account from Excess Collections over Distributions                                                 $471,249.14
  Distribution from Spread Account for Interest / Principal Shortfall                                                        $0.00
     0.00                                                                                                                    $0.00

  Specified Spread Account Balance                                                                                  $13,000,000.00
  Release from Spread Account to Seller as "Excess Servicing Fee"                                                      $471,249.14
  Ending Spread Account Balance (after distributions)                                                               $13,000,000.00

 Credit Enhancement                                                                                                           4.01%
  Spread account % of Ending Pool Balance                                                                                     4.01%
  Overcollateralization % of Ending Pool Balance                                                                              0.00%


 Scheduled Amounts 30 - 59 days past due                                                                             $1,157,825.11
          as % of Ending Pool Balance                                                                                         0.36%
 Scheduled Amounts 60 days or more past due                                                                          $1,184,592.74
          as % of Ending Pool Balance                                                                                         0.37%
 Net Losses on Liquidated Receivables                                                                                    $5,559.01
          as % of Ending Pool Balance                                                                                         0.00%

  Part III -- Servicing Calculations                                                                 17-Aug-98

  1.  Sources and Uses of Collection Account Balance                           Pool 1 Cutoff             Pool 1            Pool 2
  Wtd. Avg. APR                                                                        8.823%             8.823%            8.701%
  Contract Value (Beg. of Collection Period), by origination                                    $159,042,676.03    $48,890,457.88
  Contract Value  (End of Collection Period), by originat                    $335,052,501.00    $154,531,142.43    $47,710,269.95
  Contract Value Decline                                                                        ---------------    --------------
                                                                                                  $4,511,533.60     $1,180,187.93
                                                                                                           2.84%             2.41%

  Part III -- Servicing Calculations

  1.  Sources and Uses of Collection Account Balance                                                     Pool 3       Pool 4
  Wtd. Avg. APR                                                                                           8.302%            8.479%
  Contract Value (Beg. of Collection Period), by origination                                     $70,933,581.31    $55,388,213.29
  Contract Value (End of Collection Period), by originat                                         $68,576,572.34    $53,442,573.19
  Contract Value Decline                                                                        ---------------    --------------
                                                                                                  $2,357,008.97     $1,945,640.10
                                                                                                           3.32%             3.51%


  1.  Sources and Uses of Collection Account Balance                           Pool 1 Cutoff             Pool 1            Pool 2

  Initial Pool Balance                                                                          $334,254,928.51
  Pool Balance (End of Collection Period)                                                       $324,260,557.91

  Total Collections and Investment Income for the period                                         $12,534,554.70
  Negative Carry Amount                                                                                   $0.00

  Total Distribution Amount (TDA)                                                                $12,534,554.70
  Principal Distribution Amount (PDA)                                                             $9,994,370.60                80%
  Interest Distribution Amount (IDA)                                                              $2,540,184.10                20%

  2.  Calculation of Distributable Amounts

  A-1 Note Beginning Principal Balance                                                                    $0.00
  A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
  A-1 Noteholders' Share of the Principal Distribution Amount                                              0.00%
  A-1 Noteholders' Principal Distributable Amount                                                         $0.00

  Principal Distribution Amount Remaining                                                         $9,994,370.60

  A-2 Note Beginning Principal Balance                                                           $37,749,709.42
  A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
  A-2 Noteholders' Share of the Principal Distribution Amount                                            100.00%

  A-2 Noteholders' Principal Distributable Amount                                                 $9,994,370.60

  Principal Distribution Amount Remaining                                                                 $0.00

  A-3 Note Beginning Principal Balance                                                          $259,125,000.00
  A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
  A-3 Noteholders' Share of the Principal Distribution Amount                                              0.00%
  A-3 Noteholders' Principal Distributable Amount                                                         $0.00

  Principal Distribution Amount Remaining                                                                 $0.00

  B Note Beginning Principal Balance                                                             $26,000,000.00
  B Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
  B Noteholders' Share of the Principal Distribution Amount                                                0.00%
  B Noteholders' Principal Distributable Amount                                                           $0.00

  Principal Distribution Amount Remaining                                                                 $0.00

  Certificate Beginning Principal Balance                                                        $11,375,000.00
  Certificateholders' Principal Carryover Shortfall (Previous Period)                                     $0.00
  Certificateholders' Share of the Principal Distribution Amount                                           0.00%
  Certificateholders' Principal Distributable Amount                                                      $0.00

  Interest Accrued on Class A-1 Notes this period                                      5.597%             $0.00
  Noteholders' Interest Carryover Shortfall (Previous Period)
    applicable to A-1 Notes                                                                               $0.00
  Interest Due (in Arrears) on above Shortfall                                                            $0.00
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                                      $0.00

  Interest Accrued on Class A-2 Notes this period                                      6.000%       $188,748.55
  Noteholders' Interest Carryover Shortfall (Previous Period)
    applicable to A-2 Notes                                                                               $0.00
  Interest Due (in Arrears) on above Shortfall                                                            $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                                $188,748.55

  Interest Accrued on Class A-3 Notes this period                                      6.450%     $1,392,796.88
  Noteholders' Interest Carryover Shortfall (Previous Period) applicable
    to A-3 Notes                                                                                          $0.00
  Interest Due (in Arrears) on above Shortfall                                                            $0.00
  Noteholders' Interest Distributable Amount applicable to A-3 Notes                              $1,392,796.88

  Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                    $1,581,545.43
  Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                     $0.00
  Interest Due (in Arrears) on above Shortfall                                                            $0.00
  Offered Noteholders' Interest Distributable Amount                                              $1,581,545.43

  Interest Accrued on Class B Notes this period                                        6.700%       $145,166.67
  Noteholders' Interest Carryover Shortfall (Previous Period) applicable
   to B Notes                                                                                             $0.00
  Interest Due (in Arrears) on above Shortfall                                                            $0.00
  Noteholders' Interest Distributable Amount applicable to B Notes                                  $145,166.67

  Interest Accrued on Certificates this period                                         6.700%        $63,510.42
  Certificateholders' Interest Carryover Shortfall (Previous Period)                                      $0.00
  Interest Due (in Arrears) on Above Shortfall                                                            $0.00
  Certificateholders' Interest Distributable Amount                                                  $63,510.42

  3.  Allocation of Total Distribution Amount

  Total Distribution Amount                                                                      $12,534,554.70

                                                     Page 4

  Administration Fee Shortfall (Previous Period)                                                          $0.00
  Administration Fee Accrued during this Period ($500 per                            $500.00            $166.67
  Administration Fee Paid this Period from TDA                                                          $166.67
  Administration Fee Shortfall                                                                            $0.00

  Total Distribution Amount Remaining                                                            $12,534,388.03

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable
   to A-1 Notes                                                                                           $0.00
  Interest Due (in Arrears) on above Shortfall                                                            $0.00
  Interest Accrued on Class A-1 Notes this period                                                         $0.00
  Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                 $0.00
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to A-1 Notes                                                                                $0.00

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable
   to A-2 Notes                                                                                           $0.00
  Interest Due (in Arrears) on above Shortfall                                                            $0.00
  Interest Accrued on Class A-2 Notes this period                                                   $188,748.55
  Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                           $188,748.55
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to A-2 Notes                                                                                $0.00

  Noteholders' Interest Carryover Shortfall (Previous Period)
    applicable to A-3 Notes                                                                               $0.00
  Interest Due (in Arrears) on above Shortfall                                                            $0.00
  Interest Accrued on Class A-3 Notes this period                                                 $1,392,796.88
  Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                         $1,392,796.88
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to A-3 Notes                                                                                $0.00

  Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                     $0.00
  Interest Due (in Arrears) on above Shortfall                                                            $0.00
  Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                    $1,581,545.43
  Offered Noteholders' Interest Paid this Period from TDA                                         $1,581,545.43
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                  $0.00

  Total Distribution Amount Remaining                                                            $10,952,842.60

  Noteholders' Interest Carryover Shortfall (Previous Period)
   applicable to B Notes                                                                                  $0.00
  Interest Due (in Arrears) on above Shortfall                                                            $0.00
  Interest Accrued on Class B Notes this period                                                     $145,166.67
  Noteholders' Interest applicable to B Notes Paid this Period from TDA                             $145,166.67
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to B Notes                                                                                  $0.00

  Total Distribution Amount Remaining                                                            $10,807,675.93

  A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
  A-1 Noteholders' Monthly Principal Distributable Amount                                                 $0.00
  A-1 Noteholders' Principal Distributable Amount Paid from TDA                                           $0.00
  Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00

  Total Distribution Amount Remaining                                                            $10,807,675.93

  A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
  A-2 Noteholders' Monthly Principal Distributable Amount                                         $9,994,370.60
  A-2 Noteholders' Principal Distributable Amount Paid from TDA                                   $9,994,370.60
  Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00

  Total Distribution Amount Remaining                                                               $813,305.33

  A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
  A-3 Noteholders' Monthly Principal Distributable Amount                                                 $0.00
  A-3 Noteholders' Principal Distributable Amount Paid from TDA                                           $0.00
  Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00




  Total Distribution Amount Remaining                                                               $813,305.33

  B Noteholders' Principal Distributable Amount                                                           $0.00
  B Noteholders' Monthly Principal Distributable Amount                                                   $0.00
  B Noteholders' Principal Distributable Amount Paid from TDA                                             $0.00
  Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00

  Total Distribution Amount Remaining                                                               $813,305.33

  Certificateholders' Interest Carryover Shortfall (Previous Period)                                      $0.00
  Interest Due (in Arrears) on Above Shortfall                                                            $0.00
  Interest Accrued on Certificates this period                                                       $63,510.42
  Certificateholders' Interest Paid this Period from TDA                                             $63,510.42
  Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                           $0.00

  Total Distribution Amount Remaining                                                               $749,794.91

  Certificateholders' Principal Carryover Shortfall (Previous Period)                                     $0.00
  Certificateholders' Principal Distributable Amount applicable to current period                         $0.00
  Certificateholders' Principal Distributable Amount Paid from TDA                                        $0.00
  Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                          $0.00

  Total Distribution Amount Remaining                                                               $749,794.91



                                       Page 5

  Servicing Fee Shortfall (Previous Period)                                                               $0.00
  Servicing Fees Accrued during this Period                                             1.00%       $278,545.77
  Total Servicing Fees Due                                                                          $278,545.77
  Servicing Fees Paid this Period from TDA                                                          $278,545.77
  Servicing Fee Shortfall                                                                                 $0.00

  Total Distribution Amount Available to Deposit to Spread Acct                                     $471,249.14

  4.  Reconciliation of Pre-Funding Account

  Beginning Pre-Funding Account Balance                                                                   $0.00

  New Collateral Purchased                                                                                $0.00
  Deposit to Spread Account                                                             2.00%             $0.00
  Payment to Seller                                                                                       $0.00

  Ending Pre-Funding Account Balance                                                                      $0.00

  Excess Pre-Funded Amount/(Payment to Seller)                                                            $0.00

  Adjusted Ending Pre-Funding Account Balance                                                             $0.00

  5.  Reconciliation of Negative Carry Account

  Beginning Negative Carry Account Balance                                          177 days              $0.00

  Pre-Funded Percentage                                                                                   0.000%
  Negative Carry Withdrawls                                                                               $0.00
  Cumulative Negative Carry Withdrawls                                                                    $0.00
  Maximum Negative Carry Amount                                                     150 days              $0.00
  Required Negative Carry Account Balance                                                                 $0.00
  Interim Ending Negative Carry Account Balance                                                           $0.00
  Negative Carry Amount Released to Seller                                                                $0.00

  Ending Negative Carry Account Balance                                                                   $0.00

  6.  Distributions from Spread Account

  Beginning Spread Account Balance                                                               $13,000,000.00
  Deposit to Spread Account from Pre-Funding Account                                                      $0.00
  Deposit to Spread Account from Excess Collections over Distributions                              $471,249.14

  Distribution from Spread Account to Noteholders' Distr. Account                                         $0.00
  Adj to Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-1 Notes                                                               $0.00
  Adj to Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-2 Notes                                                               $0.00
  Adj to Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-3 Notes                                                               $0.00
  Adj to Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to B Notes                                                                 $0.00
  Adj to Preliminary A-1 Noteholders' Principal Carryover
   Shortfall (Current Period)                                                                             $0.00
  Adj to Preliminary A-2 Noteholders' Principal Carryover
   Shortfall (Current Period)                                                                             $0.00
  Adj to Preliminary A-3 Noteholders' Principal Carryover
   Shortfall (Current Period)                                                                             $0.00
  Adj to Preliminary B Noteholders' Principal Carryover
   Shortfall (Current Period)                                                                             $0.00

  Preliminary Spread Account Balance Remaining                                                   $13,471,249.14


  Cumulative Realized Losses since 28-February-97 (Cut-off Date)                                    $668,128.79
  Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                              NO
  12*(Realized Losses during Collection Period + Repos at end of
   Collection Period)                                                                                $66,708.12
  Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                     NO
  60 day or > Delinquent Scheduled Amounts                                                        $1,184,592.74
  Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                          NO
  Are any of the three conditions "YES"?                                                 NO

  Preliminary A-1 Note Principal Balance (End of Period)                                                  $0.00
  Preliminary A-2 Note Principal Balance (End of Period)                                         $27,755,338.82
  Preliminary A-3 Note Principal Balance (End of Period)                                        $259,125,000.00
  Preliminary B Note Principal Balance (End of Period)                                           $26,000,000.00
  Preliminary Certificate Principal Balance (End of Period)                                      $11,375,000.00
  Preliminary Total Principal Balance of Notes and
   Certificates (End of Period)                                                                 $324,255,338.82

  Specified Spread Account Balance                                                               $13,000,000.00
  Lesser of:
  (a) 2.00% of the Initial Pool Balance                                                 2.00%     13,000,000.00

  (b) the Note Balance                                                                           324,255,338.82





  Preliminary Spread Account Balance Remaining                                                   $13,471,249.14
  Preliminary Excess Amount in Spread Account                                                       $471,249.14


                                                    Page 6

  Release from Spread Account to Seller as "Excess Servicing Fee"                                   $471,249.14




  Ending Spread Account Balance (after distributions)                                            $13,000,000.00
  Net Change in Spread Account Balance                                                                    $0.00

  7.  Ending Balances
  Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to A-1 Notes                                                                                $0.00
  Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to A-2 Notes                                                                                $0.00
  Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to A-3 Notes                                                                                $0.00
  Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to B Notes                                                                                  $0.00
  A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
  A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
  A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
  B Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
  Certificateholders' Interest Carryover Shortfall (Ending Balance)                                       $0.00
  Certificateholders' Principal Carryover Shortfall (Ending Balance)                                      $0.00

  A-1 Note Principal Balance (End of Period)                                                              $0.00
  A-2 Note Principal Balance (End of Period)                                                     $27,755,338.82
  A-3 Note Principal Balance (End of Period)                                                    $259,125,000.00
  B Note Principal Balance (End of Period)                                                       $26,000,000.00
  Certificate Principal Balance (End of Period)                                                  $11,375,000.00
  Total Principal Balance of Notes and Certificates (End of Period)                             $324,255,338.82

  A-1 Note Pool Factor (End of Period)                                        $71,500,000.00          0.0000000
  A-2 Note Pool Factor (End of Period)                                       $282,000,000.00          0.0984232
  A-3 Note Pool Factor (End of Period)                                       $259,125,000.00          1.0000000
  B Note Pool Factor (End of Period)                                          $26,000,000.00          1.0000000
  Certificate Pool Factor (End of Period)                                     $11,375,000.00          1.0000000
  Total Notes & Certificates Pool Factor (End of Period)                                              0.4988544

  Specified Spread Account Balance (after all distributions and adjustments)                     $13,000,000.00

------------------------------------------------------------------------------
------------------------------------------------------------------------------

 CASE EQUIPMENT LOAN TRUST 1997-A
 STATEMENT TO NOTEHOLDERS

 $71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004


 Payment Date:                                                                         17-Aug-98
 (1)  Amount of principal being paid on the Notes:

  (a)  A-1 Notes:                                                                          $0.00
       per $1,000 original principal amount:                                           0.0000000

  (b)   A-2 Notes:                                                                 $9,994,370.60
        per $1,000 original principal amount:                                       $35.44103050

  (c)   A-3 Notes:                                                                         $0.00
        per $1,000 original principal amount:                                        $0.00000000

  (d)   B Notes:                                                                           $0.00
        per $1,000 original principal amount:                                        $0.00000000

  (e)   Total                                                                      $9,994,370.60

 (2) Interest on the Notes

  (a)  A-1 Notes:                                                                          $0.00
       per $1,000 original principal amount:                                         $0.00000000

  (b)   A-2 Notes:                                                                   $188,748.55
        per $1,000 original principal amount:                                        $0.66932110

  (c)  A-3 Notes:                                                                  $1,392,796.88
       per $1,000 original principal amount:                                         $5.37500002

  (d)  B Notes:                                                                      $145,166.67
       per $1,000 original principal amount:                                         $5.58333346

  (e)   Total                                                                      $1,726,712.10

 (3) Pool Balance at the end of the related Collection Period                    $324,260,557.91

 (4)  After giving effect to distributions on current Payment Date:

  (a)  (i)  outstanding principal amount of A-1 Notes:                                     $0.00
      (ii)  A-1 Note Pool Factor:                                                      0.0000000

  (b)  (i)  outstanding principal amount of A-2 Notes:                            $27,755,338.82
      (ii)  A-2 Note Pool Factor:                                                      0.0984232

  (c)  (i)  outstanding principal amount of A-3 Notes:                           $259,125,000.00
      (ii)                                                                            $1.0000000

  (d)  (i)  outstanding principal amount of A-3 Notes:                            $26,000,000.00
      (ii)  A-3 Note Pool Factor:                                                     $1.0000000

  (e)  (i)  Certificate Balance                                                   $11,375,000.00
      (ii)  Certificate Pool Factor:                                                   1.0000000

 (5)  Amount of Servicing Fee:                                                       $278,545.77
       per $1,000 Beginning of Collection Period:                                     0.83333332

 (6)  Amount of Administration Fee:                                                      $166.67
       per $1,000 Beginning of Collection Period:                                     0.00049863

 (7)  Aggregate Purchase Amounts for Collection Period:                                    $0.00

 (8)  Aggregate amount of Realized Losses for the
           Collection Period:                                                          $5,559.01

 (9)  Amount in Spread Account:                                                   $13,000,000.00

 (10)  Amount in Pre-Funding Account:                                                      $0.00

 (11)  For the Final payment date with respect to the Funding Period, the                     NA
        Remaining Pre-Funded Amount

 (12)  Amount in Negative Carry Account:                                                   $0.00

 CASE EQUIPMENT LOAN TRUST 1997-A
 STATEMENT TO CERTIFICATEHOLDERS

 $71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

 Payment Date:                                                                   17-Aug-98


 (1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                         $0.00
        per $1,000 original principal amount:                                        $0.00000000

   (b)  A-2 Notes:                                                                 $9,994,370.60
        per $1,000 original principal amount:                                       $35.44103050

   (c)  A-3 Notes:                                                                         $0.00
        per $1,000 original principal amount:                                        $0.00000000

   (d)  B Notes:                                                                           $0.00
        per $1,000 original principal amount:                                        $0.00000000

   (e)  Certificates:                                                                      $0.00
        per $1,000 original principal amount:                                        $0.00000000

   (f)  Total:                                                                     $9,994,370.60

 (2)   Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                         $0.00
        per $1,000 original principal amount:                                        $0.00000000

   (b)  A-2 Notes:                                                                   $188,748.55
        per $1,000 original principal amount:                                        $0.66932110

   (c)  A-3 Notes:                                                                 $1,392,796.88
        per $1,000 original principal amount:                                        $5.37500002

   (d)  B Notes:                                                                     $145,166.67
        per $1,000 original principal amount:                                        $5.58333346

   (e)  Certificates:                                                                 $63,510.42
        per $1,000 original principal amount:                                        $5.58333363

   (f)  Total:                                                                     $1,790,222.52

 (3)  Pool Balance at end of related Collection Period:                          $324,260,557.91

 (4)  After giving effect to distributions on this Payment Date:

   (a)  (i)  outstanding principal amount of A-1 Notes:                                    $0.00
       (ii)  A-1 Note Pool Factor:                                                     0.0000000

   (b)  (i)  outstanding principal amount of A-2 Notes:                           $27,755,338.82
       (ii)  A-2 Note Pool Factor:                                                     0.0984232

   (c)  (i)  outstanding principal amount of A-3 Notes:                          $259,125,000.00
       (ii)  A-3 Note Pool Factor:                                                     1.0000000

   (d)  (i)  outstanding principal amount of B Notes:                             $26,000,000.00
       (ii)  B Note Pool Factor:                                                       1.0000000

   (e)  (i)  Certificate Balance                                                  $11,375,000.00
       (ii)  Certificate Pool Factor:                                                  1.0000000

 (5)  Amount of Servicing Fee:                                                       $278,545.77
      per $1,000 Beginning of Collection Period:                                     $0.83333332

 (6)  Amount of Administration Fee:                                                      $166.67
      per $1,000 Beginning of Collection Period:                                     $0.00049863

 (7)  Aggregate Purchase Amounts for Collection Period:                                    $0.00

 (8)  Aggregate amount of Realized Losses for the
         Collection Period:                                                            $5,559.01

 (9)  Amount in Spread Account:                                                   $13,000,000.00

 (10)  Amount in Pre-Funding Account:                                                      $0.00

 (11)  For the Final payment date with respect to the Funding Period, the        NA
        Remaining Pre-Funded Amount

 (12)  Amount in Negative Carry Account:                                                   $0.00

------------------------------------------------------------------------------
------------------------------------------------------------------------------

 CASE EQUIPMENT LOAN TRUST 1997-A
 PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

 $71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

 Payment Date:                                                                         17-Aug-98

 (1)  Payment of Administration Fee to Administrator:                                    $166.67

 (2)  Offered Noteholders' Interest Distributable Amount
         deposited into Note Distribution Account:                                 $1,726,712.10

 (3)  Noteholders' Principal Distributable Amount to be
         deposited into Noteholders' Distribution Account:                         $9,994,370.60

 (4)  Certificateholders' Interest Distributable Amount to be
         deposited into Certificateholders' Distribution Account:                     $63,510.42

 (5)  Certificateholders' Principal Distributable Amount to be
         deposited into Certificateholders' Distribution Account:                          $0.00

 (6)  Payment of Servicing Fee to Servicer:                                          $278,545.77

 (7)  Release to Seller from Excess Collections over Distributions                   $471,249.14

 Check for Error                                                                  NO ERROR
 Sum of Above Distributions                                                       $12,534,554.70
 Total Distribution Amount plus Releases to Seller                                $12,534,554.70
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

 CASE EQUIPMENT LOAN TRUST 1997-A
 SERVICER'S CERTIFICATE

 $71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

 Payment Date:                                                                                                     17-Aug-98
 (1)  Total Distribution Amount:                                                                              $12,534,554.70

 (2)  Administration Fee:                                                                                            $166.67

 (3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                              $0.00

 (4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                               $0.00

 (5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                        $188,748.55

 (6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                               $0.00

 (7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                      $1,392,796.88

 (8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                               $0.00

 (9)  Noteholders' Interest Distributable Amount applicable to B Notes:                                          $145,166.67

 (10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                $0.00

 (11)  Offered Noteholders' Interest Distributable Amount'                                                     $1,726,712.10
         deposited into Note Distribution Account:

 (12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                        $0.00

 (13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                                0.00%

 (14)  A-1 Noteholders' Principal Carryover Shortfall:                                                                 $0.00

 (15)  A-1 Noteholders' Principal Distributable Amount:                                                                $0.00

 (16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                $9,994,370.60

 (17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                              100.00%

 (18)  A-2 Noteholders' Principal Carryover Shortfall:                                                                 $0.00

 (19)  A-2 Noteholders' Principal Distributable Amount:                                                        $9,994,370.60

 (20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                        $0.00

 (21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                                0.00%

 (22)  A-3 Noteholders' Principal Carryover Shortfall:                                                                 $0.00

 (23)  A-3 Noteholders' Principal Distributable Amount:                                                                $0.00

 (24)  B Noteholders' Monthly Principal Distributable Amount:                                                          $0.00

 (25)  % of Principal Distribution Amount applicable to B Noteholders                                                  0.00%

 (26)  B Noteholders' Principal Carryover Shortfall:                                                                   $0.00

 (27)  B Noteholders' Principal Distributable Amount:                                                                  $0.00

 (28)  Noteholders' Principal Distribution Amount:                                                             $9,994,370.60

 (29)  Noteholders' Distributable Amount:                                                                     $11,721,082.70

 (30)  Certificateholders' Interest Distributable Amount:                                                         $63,510.42

 (31)  Certificateholders' Interest Carryover Shortfall:                                                               $0.00

 (32)  Certificateholders' Percentage:                                                                                 0.00%

 (33) Certificateholders' Principal Distributable Amount applicable to current period                                  $0.00

 (34)  Certificateholders' Principal Carryover Shortfall:                                                              $0.00

 (35)  Certificateholders' Principal Distributable Amount:                                                             $0.00

 (36)  Certificateholders' Distributable Amount:                                                                  $63,510.42

 (37)  Servicing Fee:                                                                                            $278,545.77

 (38)  Deposit to Spread Account (from excess collections):                                                      $471,249.14

 (39)  Specified Spread Account Balance (after all distributions and adjustments):                            $13,000,000.00



  The Lesser of:

   (a)  2.00% of the Initial Pool Balance                                                                  $13,000,000.00


   (b)  the Note Balance                                                                                $324,255,338.82

 (40)  Spread Account Balance over the Specified Spread Account Balance:                                    $471,249.14

 (41)  Excess Amounts Distributed To Seller:
   (a)  Release of Excess Amount in Spread Account                                                          $471,249.14
   (b)  Release of Excess Amount in Negative Carry Account                                                         0.00


 (42)  Amount to be withdrawn from the Spread Account and deposited
  into the Note Distribution Account                                                                              $0.00




 (44)  Pool Balance as of the opening of business on the first day of
            the Collection Period in which the Payment Date occurs:                                     $334,254,928.51

 (45)  After giving effect to all distributions on such Payment Date:
            Outstanding Principal Balance of A-1 Notes:                                                           $0.00
            A-1 Note Pool Factor:                                                                             0.0000000

            Outstanding Principal Balance of A-2 Notes:                                                  $27,755,338.82
            A-2 Note Pool Factor:                                                                             0.0984232

            Outstanding Principal Balance of A-3 Notes:                                                 $259,125,000.00
            A-3 Note Pool Factor:                                                                             1.0000000

            Outstanding Principal Balance of B Notes:                                                    $26,000,000.00
            B Note Pool Factor:                                                                               1.0000000

            Outstanding Principal Balance of the Certificates:                                           $11,375,000.00
            Certificate Pool Factor:                                                                          1.0000000

 (46)  Aggregate Purchase Amounts for related Collection Period:                                                  $0.00

 (47)  Aggregate Amount of Realized Losses for the related Collection Period:                                 $5,559.01

 (48)  Spread Account Balance after giving effect to all distributions:                                  $13,000,000.00



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004
                                               03-Sep-98
                                                11:22 AM
Prepared by Lisa Sorenson (414)636-6184    File: us97b.xls

NPV Data Input Section                      31-Aug-97             05-Aug-98         05-Aug-98        05-Aug-98          05-Aug-98
Scheduled cash flows as of the            Pool 1 Cutoff              Pool 1            Pool 2           Pool 3             Pool 4
                                   0         1,177,249.91      5,016,196.45        946,472.70       663,083.95       1,256,409.45
                                   1         6,659,719.81      8,102,093.56      7,858,897.12     2,196,566.52       4,528,708.88
                                   2         6,534,773.62      5,189,213.57      4,621,498.91     7,247,307.84       3,464,283.80
                                   3         6,984,610.38      5,483,534.15      1,847,954.18     3,241,823.53      17,357,607.32
                                   4        10,446,903.15      6,825,385.10      2,064,390.53     1,961,313.49       8,784,018.78
                                   5         8,329,023.40      7,338,898.54      2,352,004.67     1,949,885.96       3,309,269.09
                                   6         6,232,683.33      5,366,621.78      1,541,139.44     1,159,274.10       2,229,391.61
                                   7         6,320,726.36      4,691,138.55      1,471,228.02     1,033,898.79       2,214,638.74
                                   8         8,485,392.69      5,416,021.81      1,594,412.12     1,332,009.09       2,205,050.09
                                   9        12,048,887.10      7,030,368.10      1,237,233.39     1,057,707.24       2,208,441.12
                                  10        14,644,000.73     11,520,146.56      1,189,714.25     1,050,300.24       1,943,130.66
                                  11        14,137,496.87     10,773,791.47      1,851,393.79     1,281,268.93       2,126,836.74
                                  12        11,667,759.49     10,675,470.34      1,642,708.36     1,133,591.96       2,414,808.04
                                  13         6,930,958.47      7,596,382.34      7,747,037.24     2,105,048.13       4,020,344.54
                                  14         6,299,823.14      4,694,124.04      4,462,872.79     7,151,491.82       3,321,471.40
                                  15         6,824,045.37      4,944,669.84      1,742,276.99     3,125,918.16      17,267,521.92
                                  16        10,425,799.25      6,366,385.05      1,946,882.15     1,888,786.94       9,323,580.84
                                  17         7,966,016.16      6,649,958.06      2,186,552.10     1,828,127.23       3,506,367.86
                                  18         5,872,271.46      5,071,112.29      1,427,601.03     1,103,478.17       2,049,427.51
                                  19         5,987,805.41      4,423,823.11      1,345,422.93       957,970.28       2,019,624.26
                                  20         8,167,460.88      5,055,946.15      1,504,612.09     1,222,935.68       1,980,755.41
                                  21        11,705,614.28      6,710,779.00      1,122,762.80       964,499.83       1,930,925.10
                                  22        14,220,372.77     10,942,333.80      1,079,824.35       963,434.55       1,742,955.62
                                  23        13,761,263.49      9,834,953.66      1,733,677.99     1,131,336.30       1,894,914.75
                                  24        11,210,927.99      9,584,676.84      1,528,444.79     1,037,955.93       2,154,486.94
                                  25         6,624,361.87      6,360,309.70      7,390,511.05     1,991,117.49       3,600,487.69
                                  26         5,740,355.70      3,585,183.61      4,184,048.06     6,827,339.68       3,056,776.23
                                  27         6,424,415.91      3,688,900.50      1,488,779.09     2,845,282.56      16,494,528.48
                                  28         9,775,715.64      4,852,777.12      1,635,144.19     1,633,134.00       8,017,322.94
                                  29         7,482,998.61      4,932,448.49      1,872,294.99     1,578,355.02       2,615,132.78
                                  30         5,557,953.05      3,658,400.72      1,151,637.87       906,065.81       1,607,214.54
                                  31         5,609,822.66      3,119,426.76      1,004,275.10       794,385.70       1,557,095.45
                                  32         7,669,989.82      3,491,121.97      1,118,667.38       975,281.01       1,471,316.46
                                  33        11,162,718.67      4,272,047.78        828,081.70       737,991.06       1,389,456.28
                                  34        13,235,556.56      6,304,519.99        809,348.75       751,828.82       1,245,875.47
                                  35        12,542,910.53      6,228,330.34      1,384,630.41       868,631.29       1,403,132.00
                                  36         9,928,723.89      5,899,743.11      1,237,801.58       781,985.93       1,585,420.35
                                  37         5,129,980.46      3,493,813.02      6,041,093.69     1,608,175.94       2,901,477.44
                                  38         4,354,845.95      1,181,565.00      3,021,271.48     5,363,210.69       2,203,815.97
                                  39         4,889,943.50      1,217,527.27        931,322.08     2,094,828.73      13,590,941.18
                                  40         7,657,111.36      1,969,753.84        960,744.18     1,027,798.54       6,230,623.75
                                  41         5,443,438.38      2,217,702.90      1,091,770.01       957,282.07       1,616,640.58
                                  42         4,072,147.80      1,359,750.51        531,913.66       323,019.24         759,652.82
                                  43         4,042,827.78        937,541.26        350,652.08       302,002.32         738,709.90
                                  44         5,247,728.10      1,050,339.50        545,133.45       425,069.07         594,411.22
                                  45         7,108,867.81      1,378,576.50        289,982.69       274,652.47         447,983.02
                                  46         8,298,173.11      2,639,358.15        244,634.96       263,201.06         391,692.98
                                  47         7,976,566.27      2,589,504.62        608,526.15       350,587.93         582,749.69
                                  48         5,851,367.78      3,161,852.78        591,760.10       277,892.44         705,371.27
                                  49         2,223,150.62      1,693,170.75      3,074,526.35       659,341.92       1,605,372.88
                                  50         1,416,948.02        242,568.69      1,905,093.96     3,179,831.94       1,253,753.26
                                  51         1,718,257.67        221,758.80        383,513.21     1,276,177.73      10,156,761.93
                                  52         3,905,247.51        254,631.10        308,151.76       468,117.18       4,533,723.84
                                  53         2,481,818.67        149,179.77        369,747.74       499,902.78         951,465.98
                                  54         1,355,344.38         31,047.82        194,879.96        63,326.35         232,973.00
                                  55         1,259,850.35         97,273.43         10,745.87        76,894.91         151,423.85
                                  56         1,818,367.28         66,475.61         20,472.81        73,620.44          36,479.84
                                  57         2,613,174.13         89,569.91          6,909.31         5,165.46          27,282.71
                                  58         3,895,634.50        109,007.11          2,920.75        40,132.30          12,301.43
                                  59         4,162,542.10         97,179.12          2,920.75         5,165.46          42,261.30
                                  60         3,316,944.40         34,739.37         39,514.11         5,165.46          32,801.53
                                  61           839,878.60              0.00         95,076.12        43,764.44          50,578.12
                                  62           207,734.88              0.00              0.00       133,273.66         160,370.44
                                  63           306,822.64              0.00              0.00             0.00         112,290.41
                                  64           524,009.56              0.00              0.00             0.00               0.00
                                  65           131,373.18              0.00              0.00             0.00               0.00
                                  66            35,339.32              0.00              0.00             0.00               0.00
                                  67           109,901.23              0.00              0.00             0.00               0.00
                                  68           167,092.62              0.00              0.00             0.00               0.00
                                  69           102,874.99              0.00              0.00             0.00               0.00
                                  70           189,709.96              0.00              0.00             0.00               0.00
                                  71           129,985.21              0.00              0.00             0.00               0.00
                                  72                 0.00              0.00              0.00             0.00               0.00
                                  73                 0.00              0.00              0.00             0.00               0.00


Total Time Balance of
    Scheduled Cash Flows                   427,782,108.54    257,981,121.08    103,775,512.13    89,278,013.56     199,422,639.48

CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Prepared by  Lisa Sorenson (414)636-6184                              09/04/98
                                                                      10:19 AM

Payment Date                                                                                          17-Aug-98

Collection Period Begin Date                                                                          04-Jul-98
Collection Period End Date                                                      31-Aug-97             05-Aug-98
Days in accrual period (30/360)                                                                              30
Days in accrual period (ACT/360)                                                                             33
One-Month LIBOR                                                                                         5.65625%

PART I -- MONTHLY DATA INPUT

FIXED RATE COLLATERAL
---------------------

 Receipts During the Period                                                                      $31,189,799.76

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                               $0.00
    Government obligors                                                                                   $0.00
          Total Warranty Repurchases                                                                      $0.00

Total Fixed Rate Collections For The Period                                                      $31,189,799.76


FLOATING RATE COLLATERAL
------------------------

 Receipts During the Period                                                                       $2,799,309.82

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                               $0.00
    Government obligors                                                                                   $0.00
          Total Warranty Repurchases                                                                      $0.00

Total Floating Rate Collections For The Period                                                    $2,799,309.82

 Pool Balance (Beg. of Collection Period)                                                        $61,337,352.94
 Pool Balance (End of Collection Period)                                                         $58,918,474.69

Total Collection                                                                                 $33,989,109.58
Negative Carry Amount                                                                                     $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                              $198,679.31
Pre-Funding Account Reinvestment Income                                                                   $0.00

 Total Distribution Amount                                                                       $34,187,788.89

MISCELLANEOUS DATA
------------------

 Fixed Rate Collateral
 ---------------------
    Scheduled Amounts 30 - 59 days past due                                                       $2,341,340.91
    Scheduled Amounts 60 days or more past due                                                      $749,954.42
    Net Losses on Liquidated Receivables                                                              $4,571.72
    Number of Loans at Beginning of Period                                                               21,489
    Number of Loans at End of Period                                                                     21,081
    Repossessed Equipment not Sold or Reassigned (Beginning)                                              $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                    $0.00

 Floating Rate Collateral
 ------------------------
    Scheduled Amounts 30 - 59 days past due                                                               $0.00
    Scheduled Amounts 60 days or more past due                                                            $0.00
    Net Losses on Liquidated Receivables                                                                  $0.00
    Number of Loans at Beginning of Period                                                                3,757
    Number of Loans at End of Period                                                                      3,707
    Repossessed Equipment not Sold or Reassigned (Beginning)                                              $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                    $0.00

 Total Collateral
 ----------------
    Scheduled Amounts 30 - 59 days past due                                                       $2,341,340.91
    Scheduled Amounts 60 days or more past due                                                      $749,954.42
    Net Losses on Liquidated Receivables                                                              $4,571.72
    Number of Loans at Beginning of Period                                                                25246
    Number of Loans at End of Period                                                                      24788
    Repossessed Equipment not Sold or Reassigned (Beginning)                                              $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                    $0.00

    Pre-Funding Account Reinvestment Income                                                               $0.00

-----------------------------------------------------------------------------
                                                                 Page 3 of 14

CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date                                                                                          17-Aug-98
Collection Period Begin Date                                                                          04-Jul-98
Collection Period End Date                                                                            05-Aug-98

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                         $648,236,991.61
 A-1 Note Beginning Principal Balance                                                                     $0.00
 A-2 Note Beginning Principal Balance                                                           $120,183,580.93
 A-3 Note Beginning Principal Balance                                                           $237,000,000.00
 A-4 Note Beginning Principal Balance                                                           $188,591,000.00
 B Note Beginning Principal Balance                                                              $61,337,352.11
 C Note Beginning Principal Balance                                                              $25,935,058.57
 Certificate Beginning Principal Balance                                                         $15,190,000.00

Total Principal Balance of Notes and Certificates (End of Period)                               $619,015,579.95
 A-1 Note Principal Balance (End of Period)                                                               $0.00
                          A-1 Note Pool Factor (End of Period)                                        0.0000000
 A-2 Note Principal Balance (End of Period)                                                      $94,549,923.85
                          A-2 Note Pool Factor (End of Period)                                        0.4623468
 A-3 Note Principal Balance (End of Period)                                                     $237,000,000.00
                          A-3 Note Pool Factor (End of Period)                                        1.0000000
 A-4 Note Principal Balance (End of Period)                                                     $188,591,000.00
                          A-4 Note Pool Factor (End of Period)                                        1.0000000
 B Note Principal Balance (End of Period)                                                         58,918,473.86
                          B Note Pool Factor (End of Period)                                          0.6014529
 C Note Principal Balance (End of Period)                                                        $24,766,182.24
                          C Note Pool Factor (End of Period)                                          0.7133322
 Certificate Principal Balance (End of Period)                                                   $15,190,000.00
                          Certificate Pool Factor (End of Period)                                     1.0000000

Fixed Rate Contract Value Decline                                                                $26,802,533.41
 Pool Balance (Beg. of Collection Period)                                                       $587,028,093.12
 Pool Balance (End of Collection Period)                                                        $560,225,559.71

Fixed Rate Distribution Amount (FxDA)                                                            $31,388,479.07
 Total Collections and Investment Income for the Period                                          $31,388,479.07
 Negative Carry Amount                                                                                    $0.00

Fixed Rate Principal Distribution Amount  (FxPDA)                                                $26,802,533.41

Floating  Rate Contract Value Decline                                                             $2,418,878.25
 Pool Balance (Beg. of Collection Period)                                                        $61,337,352.94
 Pool Balance (End of Collection Period)                                                         $58,918,474.69

Floating Rate Distribution Amount (FltDA)                                                         $2,799,309.82

Principal Allocation to Notes and Certificates
 A-1 Noteholders' Principal Distributable Amount                                                          $0.00
 A-2 Noteholders' Principal Distributable Amount                                                 $25,633,657.08
 A-3 Noteholders' Principal Distributable Amount                                                          $0.00
 A-4 Noteholders' Principal Distributable Amount                                                          $0.00
 B Noteholders' Principal Distributable Amount                                                    $2,418,878.25
 C Noteholders' Principal Distributable Amount                                                    $1,168,876.33
 Certificateholders' Principal Distributable Amount                                                       $0.00

Interest Distributable Amount                                                                     $2,103,611.58
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                       $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                 $651,535.22
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                               $1,232,400.00
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                               $1,007,390.26
 Noteholders' Interest Distributable Amount applicable to B Notes                                   $329,272.96
 Noteholders' Interest Distributable Amount applicable to C Notes                                   $138,536.44
 Certificateholders' Interest Distributable Amount                                                   $81,139.92

Spread Account
 Beginning Spread Account Balance                                                                $17,359,205.00
 Deposit to Spread Account from Pre-Funding Account                                                       $0.00
 Deposit to Spread Account from Excess Collections over Distributions                             $1,607,075.68
 Distribution from Spread Account for Interest / Principal Shortfall                                      $0.00

 Specified Spread Account Balance                                                                $17,359,205.00
 Ending Spread Account Balance (after distributions)                                             $17,359,205.00

Credit Enhancement                                                                                        2.82%
 Spread account % of Ending Pool Balance                                                                  2.80%
 Overcollateralization % of Ending Pool Balance                                                           0.02%

Scheduled Amounts 30 - 59 days past due                                                           $2,341,340.91
                          as % of Ending Pool Balance                                                     0.38%
Scheduled Amounts 60 days or more past due                                                          $749,954.42
                          as % of Ending Pool Balance                                                     0.12%
Net Losses on Liquidated Receivables                                                                  $4,571.72
                          as % of Ending Pool Balance                                                     0.00%

PART III -- SERVICING CALCULATIONS                                                                   17-Aug-98
1. Sources and Uses of Collection Account Balance  Pool 1 Cutoff           Pool 1           Pool 2           Pool 3           Pool 4

FIXED RATE POOL

Wtd. Avg. APR                                             8.637%           8.637%           8.833%           8.872%           8.799%
Fixed Rate Contract Value (Beg. of Collection Period),
                          by origination pool                     $239,542,350.25   $94,165,209.59   $79,505,736.94  $173,814,796.34
Fixed Rate Contract Value  (End of Collection Period),
                          by origination pool    $358,115,964.52  $224,857,716.41   $89,282,125.08   $76,439,565.74  $169,646,152.48
                                                 ---------------  ---------------   --------------   --------------  ---------------
Fixed Rate Contract Value Decline                                  $14,684,633.84    $4,883,084.51    $3,066,171.20    $4,168,643.86
                                                                            6.13%            5.19%            3.86%            2.40%
Fixed Rate Initial Pool Balance                                   $587,028,093.12
Fixed Rate Pool Balance (End of Collection Period)                $560,225,559.71

Fixed Rate Collections and Investment Income for the period        $31,388,479.07
Negative Carry Amount                                                       $0.00

Fixed Rate Distribution Amount (FxDA)                              $31,388,479.07
Fixed Rate Principal Distribution Amount  (FxPDA)                  $26,802,533.41

Initial C Percentage                                                       4.000%
Fixed Rate Unscheduled Principal (per pool)                                 $0.00    $2,319,624.08    $1,409,936.74    $1,378,506.82
Total Fixed Rate Unscheduled Principal                              $5,108,067.64

FLOATING RATE POOL

Floating Rate Contract Value (Beg. of Collection Period)           $61,337,352.94
Floating  Rate Contract Value  (End of Collection Period)          $58,918,474.69
                                                                   --------------
Floating Rate Contract Value Decline                                $2,418,878.25

Floating Rate Distribution Amount (FltDA)                           $2,799,309.82
Floating Rate Principal Distribution Amount  (FltPDA)               $2,418,878.25

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                        $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)            $0.00
A-1 Noteholders' Share of the Fixed Rate Principal
                          Distribution Amount                               0.00%
A-1 Noteholders' Principal Distributable Amount                             $0.00

Fixed Rate Principal Distribution Amount Remaining                 $26,802,533.41
Floating  Rate Principal Distribution Amount Remaining              $2,418,878.25

A-2 Note Beginning Principal Balance                               120,183,580.93
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)            $0.00
A-2 Noteholders' Share of the Fixed Rate Principal
                          Distribution Amount                              95.64%
A-2 Noteholders' Principal Distributable Amount                    $25,633,657.08

Fixed Rate Principal Distribution Amount Remaining                  $1,168,876.33
Floating  Rate Principal Distribution Amount Remaining              $2,418,878.25

A-3 Note Beginning Principal Balance                              $237,000,000.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)            $0.00
A-3 Noteholders' Share of the Fixed Rate Principal
                          Distribution Amount                               0.00%
A-3 Noteholders' Principal Distributable Amount                             $0.00

Fixed Rate Principal Distribution Amount Remaining                  $1,168,876.33
Floating  Rate Principal Distribution Amount Remaining              $2,418,878.25

A-4 Note Beginning Principal Balance                              $188,591,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)            $0.00
A-4 Noteholders' Share of the Fixed Rate Principal
                          Distribution Amount                               0.00%
A-4 Noteholders' Principal Distributable Amount                             $0.00

Fixed Rate Principal Distribution Amount Remaining                  $1,168,876.33
Floating  Rate Principal Distribution Amount Remaining              $2,418,878.25

B Note Beginning Principal Balance                                 $61,337,352.11
B Noteholders' Principal Carryover Shortfall (Previous Period)              $0.00
B Noteholders' Share of the Floating RatePrincipal
                          Distribution Amount                             100.00%
B Noteholders' Principal Distributable Amount                       $2,418,878.25

Fixed Rate Principal Distribution Amount Remaining                  $1,168,876.33
Floating  Rate Principal Distribution Amount Remaining                      $0.00

C Note Beginning Principal Balance                                 $25,935,058.57
C Noteholders' Principal Carryover Shortfall (Previous Period)              $0.00
C Noteholders' Share of the Fixed Rate & Floating Rate
                          Principal Distribution Amounts                    4.00%
C Noteholders' Principal Distributable Amount                       $1,168,876.33

Fixed Rate Principal Distribution Amount Remaining                          $0.00
Floating  Rate Principal Distribution Amount Remaining                      $0.00

Certificate Beginning Principal Balance                            $15,190,000.00
Certificateholders' Principal Carryover Shortfall
                          (Previous Period)                                 $0.00
Certificateholders' Share of the Fixed Rate & Floating Rate
                          Principal Distribution Amounts                    0.00%
Certificateholders' Principal Distributable Amount                          $0.00

Interest Accrued on Class A-1 Notes this period          5.6120%            $0.00
Noteholders' Interest Carryover Shortfall (Previous Period)
                          applicable to A-1 Notes                           $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes          $0.00

Interest Accrued on Class A-2 Notes this period          5.9140%      $651,535.22
Noteholders' Interest Carryover Shortfall (Previous Period)
                          applicable to A-2 Notes                           $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes    $651,535.22

Interest Accrued on Class A-3 Notes this period          6.2400%    $1,232,400.00
Noteholders' Interest Carryover Shortfall (Previous Period)
                          applicable to A-3 Notes                           $0.00

Interest Due (in Arrears) on above Shortfall                                                              $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                $1,232,400.00

Interest Accrued on Class A-4 Notes this period                                  6.4100%          $1,007,390.26
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                       $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                $1,007,390.26

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                 $2,891,325.48
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                       $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Offered Noteholders' Interest Distributable Amount                                                $2,891,325.48

Class B Notes Net Funds Cap                                                                            6.76613%
Class B Accrual Rate (Min(Net Funds Cap, 1 Month Libor +20bp))                                         5.85625%
Net Funds Cap?                                                                                               NO

Interest Accrued on Class B Notes this period                            1 Month Libor +            $329,272.96
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                         $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                    $329,272.96
Preliminary Class B Net Funds Cap Carryover Amount                                                        $0.00

Interest Accrued on Class C Notes this period                                    6.4100%            $138,536.44
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                         $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Noteholders' Interest Distributable Amount applicable to C Notes                                    $138,536.44

Interest Accrued on Certificates this period                                     6.4100%             $81,139.92
Certificateholders' Interest Carryover Shortfall (Previous Period)                                        $0.00
Interest Due (in Arrears) on Above Shortfall                                                              $0.00
Certificateholders' Interest Distributable Amount                                                    $81,139.92

3.  Allocation of Fixed Rate and Floating Rate Distribution Amounts

a. Fixed Rate Distribution Amount (FxDA)                                                         $31,388,479.07

Fixed Rate Percentage of Administration Fee Shortfall (Previous Period)                                   $0.00
Fixed Rate Percentage of Administration Fee Accrued during this period           $500.00                $150.90
Fixed Rate Percentage of Administration Fee Paid this Period from FxDA                                  $150.90
Fixed Rate Percentage of Administration Fee Shortfall                                                     $0.00

Total Fixed Rate Distribution Amount Remaining                                                   $31,388,328.17

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                       $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Interest Accrued on Class A-1 Notes this period                                                           $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from FxDA                                  $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes            $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                       $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Interest Accrued on Class A-2 Notes this period                                                     $651,535.22
Noteholders' Interest applicable to A-2 Notes Paid this Period from FxDA                            $651,535.22
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes            $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                       $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Interest Accrued on Class A-3 Notes this period                                                   $1,232,400.00
Noteholders' Interest applicable to A-3 Notes Paid this Period from FxDA                          $1,232,400.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes            $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                       $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Interest Accrued on Class A-4 Notes this period                                                   $1,007,390.26
Noteholders' Interest applicable to A-4 Notes Paid this Period from FxDA                          $1,007,390.26
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes            $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                       $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                 $2,891,325.48
Offered Noteholders' Interest Paid this Period from FxDA                                          $2,891,325.48
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                  $0.00

Total Fixed Rate Distribution Amount Remaining                                                   $28,497,002.69

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                         $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Interest Accrued on Class C Notes this period                                                       $138,536.44
Noteholders' Interest applicable to C Notes Paid this Period from FxDA                              $138,536.44
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes              $0.00

Total Fixed Rate Distribution Amount Remaining                                                   $28,358,466.25

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                   $0.00
A-1 Noteholders' Principal Distributable Amount Paid from FxDA                                            $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00

Total Fixed Rate Distribution Amount Remaining                                                   $28,358,466.25

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                          $25,633,657.08
A-2 Noteholders' Principal Distributable Amount Paid from FxDA                                   $25,633,657.08
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00

Total Fixed Rate Distribution Amount Remaining                                                    $2,724,809.17

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                   $0.00

A-3 Noteholders' Principal Distributable Amount Paid from FxDA                                            $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00

Total Fixed Rate Distribution Amount Remaining                                                    $2,724,809.17

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                                   $0.00
A-4 Noteholders' Principal Distributable Amount Paid from FxDA                                            $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00

Total Fixed Rate Excess Distribution Amount                                                       $2,724,809.17

b. Floating  Rate Distribution Amount (FltDA)                                                     $2,799,309.82

Floating Rate Percentage of Administration Fee Shortfall (Previous Period)                                $0.00
Floating Rate Percentage of Administration Fee Accrued during this Period                                $15.77
Floating Rate Percentage of Administration Fee Paid this Period from FltDA                               $15.77
Floating Rate Percentage of Administration Fee Shortfall                                                  $0.00

Total Floating Rate Distribution Amount Remaining                                                 $2,799,294.05

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                         $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Interest Accrued on Class B Notes this period                                                       $329,272.96
Noteholders' Interest applicable to B Notes Paid this Period from FltDA                             $329,272.96
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes              $0.00

Total Floating Rate Distribution Amount Remaining                                                 $2,470,021.09

B Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
B Noteholders' Monthly Principal Distributable Amount                                             $2,418,878.25
B Noteholders' Principal Distributable Amount Paid from FltDA                                     $2,418,878.25
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00

Total Floating Rate Excess Distribution Amount                                                       $51,142.84

c. Allocation of Fixed Rate Excess Distribution Amount                                            $2,724,809.17

Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes              $0.00
B Noteholders' Interest Carryover Shortfall paid from Fx Excess DA                                        $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B
                          Notes Remaining                                                                 $0.00

Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
B Noteholders' Principal Carryover Shortfall paid from Fx Excess DA                                       $0.00
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period) Remaining                       $0.00

Remaining Fixed Rate Excess Distribution Amount                                                   $2,724,809.17

d. Allocation of Floating Rate Excess Distribution Amount                                            $51,142.84

Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                  $0.00
A Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                       $0.00
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period) Remaining                        $0.00

Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes              $0.00
C Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                       $0.00
Preliminary C Noteholders' Interest Carryover Shortfall (Current Period) Remaining                        $0.00

Preliminary A Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
A Noteholders' Principal Carryover Shortfall paid from Flt Excess DA                                      $0.00
Preliminary A Noteholders' Principal Carryover Shortfall (Current Period) Remaining                       $0.00

Remaining Floating Rate Excess Distribution Amount                                                   $51,142.84

e. Allocation of Remaining Fixed and Floating Rate Excess Distribution Amounts                    $2,775,952.01

C Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
C Noteholders' Monthly Principal Distributable Amount                                             $1,168,876.33
C Noteholders' Principal Distributable Amount Paid from Fx and Flt Excess DA                      $1,168,876.33
Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                $1,607,075.68

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                     $0.00

New Collateral Purchased                                                                                  $0.00
Deposit to Spread Account                                                          2.00%                  $0.00
                                                                                                          -----
Payment to Seller                                                                                         $0.00

Ending Pre-Funding Account Balance                                                                        $0.00

Excess Pre-Funded Amount/(Payment to Seller)                                                              $0.00

Adjusted Ending Pre-Funding Account Balance                                                               $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                        142 days                  $0.00

Pre-Funded Percentage                                                                                    0.000%
Negative Carry Withdrawls                                                                                 $0.00
Cumulative Negative Carry Withdrawls                                                              $4,724,734.08
Maximum Negative Carry Amount                                                    89 days                  $0.00
Required Negative Carry Account Balance                                                                   $0.00
Interim Ending Negative Carry Account Balance                                                             $0.00
Negative Carry Amount Released to Seller                                                                  $0.00

Ending Negative Carry Account Balance                                                                     $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                          $17,359,205.00
Deposit to Spread Account from Pre-Funding Account                                                                 $0.00
Deposit to Spread Account from Excess Collections over Distributions                                       $1,607,075.68

Distribution from Spread Account to Noteholders' Distr. Account                                                    $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                $0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                $0.00
Adj to Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

Preliminary Spread Account Balance Remaining                                                              $18,966,280.68

Cumulative Realized Losses since 31-August-97 (Cut-off Date)                                                   $4,571.72
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                      NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                             $54,860.64
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                             NO
60 day or > Delinquent Scheduled Amounts                                                                     $749,954.42
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                  NO
Are any of the three conditions "YES"?                                                         NO

Preliminary A-1 Note Principal Balance (End of Period)                                                             $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                    $94,549,923.85
Preliminary A-3 Note Principal Balance (End of Period)                                                   $237,000,000.00
Preliminary A-4 Note Principal Balance (End of Period)                                                   $188,591,000.00
Preliminary B Note Principal Balance (End of Period)                                                      $58,918,473.86
Preliminary C Note Principal Balance (End of Period)                                                      $24,766,182.24
Preliminary Total Principal Balance of Notes  (End of Period)                                            $603,825,579.95

Specified Spread Account Balance                                                                           17,359,205.00
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                       2.00%          17,359,205.00

(b) the Note Balance                                                                                      603,825,579.95

Preliminary Spread Account Balance Remaining                                                              $18,966,280.68
Preliminary Excess Amount in Spread Account                                                                $1,607,075.68
Preliminary Shortfall Amount in Spread Account                                                                     $0.00

Deposit to Spread Account from Remaing Fixed and Floating Rate Excess Distribution                                 $0.00

Spread Account Excess                                                                                      $1,607,075.68

Ending Spread Account Balance (after distributions)                                                       $17,359,205.00
Net Change in Spread Account Balance                                                                               $0.00

7. Distribution to Class B Net Funds Cap, Certificate Distributions and Servicing Fees

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                         $1,607,075.68

Preliminary Class B Net Funds Cap Carryover Amount                                                                 $0.00
Preliminary Class B Net Funds Cap Carryover Amount Paid from Fixed and Floating Rate Excess                        $0.00
Class B Net Funds Cap Carryover Amount                                                                             $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                         $1,607,075.68

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                 $0.00
Interest Due (in Arrears) on Above Shortfall                                                                       $0.00
Interest Accrued on Certificates this period                                                                  $81,139.92
Certificateholders' Interest Paid from Fixed and Floating Rate Excess Distribution                            $81,139.92
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                      $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                         $1,525,935.76

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                $0.00
Certificateholders' Principal Distributable Amount applicable to current period                                    $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution            $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                     $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                         $1,525,935.76

Servicing Fee Shortfall (Previous Period)                                                                           0.00
Servicing Fees Accrued during this Period                                                   1.00%            $540,304.54
Servicing Fees Paid this Period from Fixed and Floating Rate Excess                                          $540,304.54
Adjustment to Servicing Fee                                                                                        $0.00
Adjustment to Excess Distribution Amount Remaining                                                                 $0.00
Servicing Fee Shortfall                                                                                            $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                           $985,631.22

8.  Ending Balances

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                        $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                        $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                        $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                        $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                          $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                          $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
C Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                        $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                       $0.00

A-1 Note Principal Balance (End of Period)                                                                $0.00
A-2 Note Principal Balance (End of Period)                                                       $94,549,923.85
A-3 Note Principal Balance (End of Period)                                                      $237,000,000.00
A-4 Note Principal Balance (End of Period)                                                      $188,591,000.00
B Note Principal Balance (End of Period)                                                         $58,918,473.86
C Note Principal Balance (End of Period)                                                         $24,766,182.24
Certificate Principal Balance (End of Period)                                                    $15,190,000.00
Total Principal Balance of Notes and Certificates (End of Period)                               $619,015,579.95

A-1 Note Pool Factor (End of Period)                                      $90,000,000.00              0.0000000
A-2 Note Pool Factor (End of Period)                                     $204,500,000.00              0.4623468
A-3 Note Pool Factor (End of Period)                                     $237,000,000.00              1.0000000
A-4 Note Pool Factor (End of Period)                                     $188,591,000.00              1.0000000
B Note Pool Factor (End of Period)                                        $97,960,250.00              0.6014529
C Note Pool Factor (End of Period)                                        $34,719,000.00              0.7133322
Certificate Pool Factor (End of Period)                                   $15,190,000.00              1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                                0.7131843

Specified Spread Account Balance (after all distributions and adjustments)                       $17,359,205.00

-----------------------------------------------------------------------------
                                                                 Page 9 of 14

CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO NOTEHOLDERS

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                       17-Aug-98

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                        $0.00
      per $1,000 original principal amount:                                                             $0.00

 (b)  A-2 Notes:                                                                               $25,633,657.08
      per $1,000 original principal amount:                                                           $125.35

 (c)  A-3 Notes:                                                                                        $0.00
      per $1,000 original principal amount:                                                             $0.00

 (d)  A-4 Notes:                                                                                        $0.00
      per $1,000 original principal amount:                                                             $0.00

 (e)  B Notes:                                                                                  $2,418,878.25
      per $1,000 original principal amount:                                                            $24.69

 (f)  C Notes:                                                                                  $1,168,876.33
      per $1,000 original principal amount:                                                            $33.67

 (g)  Total                                                                                    $29,221,411.66

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                                        $0.00
      per $1,000 original principal amount:                                                             $0.00

 (b)  A-2 Notes:                                                                                  $651,535.22
      per $1,000 original principal amount:                                                             $3.19

 (c)  A-3 Notes:                                                                                $1,232,400.00
      per $1,000 original principal amount:                                                             $5.20

 (d)  A-4 Notes:                                                                                $1,007,390.26
      per $1,000 original principal amount:                                                             $5.34

 (e)  B Notes:                                                                                    $329,272.96
      per $1,000 original principal amount:                                                             $3.36

 (f)  C Notes:                                                                                    $138,536.44
      per $1,000 original principal amount:                                                             $3.99

 (g)  Total                                                                                     $3,359,134.88

(3) Pool Balance at the end of the related Collection Period                                  $619,144,034.40

(4) After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                    $0.00
     (ii) A-1 Note Pool Factor:                                                                     0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                           $94,549,923.85
     (ii) A-2 Note Pool Factor:                                                                     0.4623468

 (c) (i)  outstanding principal amount of A-3 Notes:                                          $237,000,000.00
     (ii) A-3 Note Pool Fac                                                                         1.0000000

 (d) (i)  outstanding principal amount of A-4 Notes:                                          $188,591,000.00
     (ii) A-4 Note Pool Factor:                                                                     1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                             $58,918,473.86
     (ii) B Note Pool Factor:                                                                       0.6014529

 (f) (i)  outstanding principal amount of C Notes:                                             $24,766,182.24
     (ii) C Note Pool Factor:                                                                       0.7133322

 (g) (i)  Certificate Balance                                                                  $15,190,000.00
     (ii) Certificate Pool Factor:                                                                  1.0000000

(5)  Amount of Servicing Fee:                                                                     $540,304.54
     per $1,000 Beginning of Collection Period:                                                    1.79574937

(6)  Amount of Administration Fee:                                                                    $166.67
     per $1,000 Beginning of Collection Period:                                                    0.00055393

(7)  Aggregate Purchase Amounts for Collection Period:                                                  $0.00

(8)  Aggregate amount of Realized Losses for the
     Collection Period:                                                                             $4,571.72

(9)  Amount in Spread Account:                                                                 $17,359,205.00

(10) Amount in Pre-Funding Account:                                                                     $0.00

(11) For the Final payment date with respect to the Funding Period, the                                    NA
     Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                                                  $0.00

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                                 Page 11 of 14

CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO CERTIFICATEHOLDERS

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                          17-Aug-98

(1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                                         $0.00
        per $1,000 original principal amount:                                                              $0.00

   (b)  A-2 Notes:                                                                                $25,633,657.08
        per $1,000 original principal amount:                                                            $125.35

   (c)  A-3 Notes:                                                                                         $0.00
        per $1,000 original principal amount:                                                              $0.00

   (d)  A-4 Notes:                                                                                         $0.00
        per $1,000 original principal amount:                                                              $0.00

   (e)  B Notes:                                                                                   $2,418,878.25
        per $1,000 original principal amount:                                                             $24.69

   (f)  C Notes:                                                                                   $1,168,876.33
        per $1,000 original principal amount:                                                             $33.67

   (g)  Certificates:                                                                                      $0.00
        per $1,000 original principal amount:                                                              $0.00

   (h)  Total:                                                                                    $29,221,411.66

(2)  Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                                         $0.00
        per $1,000 original principal amount:                                                              $0.00

   (b)  A-2 Notes:                                                                                   $651,535.22
        per $1,000 original principal amount:                                                              $3.19

   (c)  A-3 Notes:                                                                                 $1,232,400.00
        per $1,000 original principal amount:                                                              $5.20

   (d)  A-4 Notes:                                                                                 $1,007,390.26
        per $1,000 original principal amount:                                                              $5.34

   (e)  B Notes:                                                                                     $329,272.96
        per $1,000 original principal amount:                                                              $3.36

   (f)  C Notes:                                                                                     $138,536.44
        per $1,000 original principal amount:                                                              $3.99

   (g)  Certificates:                                                                                 $81,139.92
        per $1,000 original principal amount:                                                              $5.34

   (h)  Total:                                                                                     $3,111,001.84

(3)  Pool Balance at end of related Collection Period:                                           $619,144,034.40

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                     $0.00
       (ii) A-1 Note Pool Factor:                                                                      0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                            $94,549,923.85
       (ii) A-2 Note Pool Factor:                                                                      0.4623468

   (c) (i)  outstanding principal amount of A-3 Notes:                                           $237,000,000.00
       (ii) A-3 Note Pool Factor:                                                                      1.0000000

   (d) (i)  outstanding principal amount of A-4 Notes:                                           $188,591,000.00
       (ii) A-4 Note Pool Factor:                                                                      1.0000000

   (e) (i)  outstanding principal amount of B Notes:                                              $58,918,473.86
       (ii) B Note Pool Factor:                                                                        0.6014529

   (f) (i)  outstanding principal amount of C Notes:                                              $24,766,182.24
       (ii) C Note Pool Factor:                                                                        0.7133322

   (g) (i)  Certificate Balance                                                                   $15,190,000.00
       (ii) Certificate Pool Factor:                                                                   1.0000000

(5)  Amount of Servicing Fee:                                                                        $540,304.54
     per $1,000 Beginning of Collection Period:                                                        1.7957494

(6)  Amount of Administration Fee:                                                                       $166.67
     per $1,000 Beginning of Collection Period:                                                        0.0005539

(7)  Aggregate Purchase Amounts for Collection Period:                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
     Collection Period:                                                                                $4,571.72

-----------------------------------------------------------------------------
                                                                 Page 12 of 14

(9)  Amount in Spread Account:                                                                    $17,359,205.00

(10) Amount in Pre-Funding Account:                                                                        $0.00

(11) For the Final payment date with respect to the Funding Period, the                           NA
     Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                                                     $0.00

-----------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1997-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                          17-Aug-98

(1)  Payment of Administration Fee to Administrator:                                                     $166.67

(2)  Offered Noteholders' Interest Distributable Amount
       deposited into Note Distribution Account:                                                   $3,359,134.88

(3)  Noteholders' Principal Distributable Amount to be
       deposited into Noteholders' Distribution Account:                                          $29,221,411.66

(4)  Certificateholders' Interest Distributable Amount to be
       deposited into Certificateholders' Distribution Account:                                       $81,139.92

(5)  Certificateholders' Principal Distributable Amount to be
       deposited into Certificateholders' Distribution Account:                                            $0.00

(6)  Payment of Servicing Fee to Servicer:                                                           $540,304.54

(7)  Release to Seller from Excess Collections over Distributions                                    $985,631.22

Check for Error                                                                             NO ERROR
Sum of Above Distributions                                                                  $34,187,788.89
Total Distribution Amount plus Releases to Seller                                           $34,187,788.89

-----------------------------------------------------------------------------

Case Equipment Loan Trust 1997-B
Servicer's Certificate

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                                             17-Aug-98
 (1)  Total Distribution Amount:                                                                                     $34,187,788.89

 (2)  Administration Fee:                                                                                                   $166.67

 (3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                     $0.00

 (4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                      $0.00

 (5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                               $651,535.22

 (6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                      $0.00

 (7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                             $1,232,400.00

 (8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                      $0.00

 (9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                             $1,007,390.26

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                      $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                                                 $329,272.96

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                        $0.00

(13)  Noteholders' Interest Distributable Amount applicable to C Notes:                                                 $138,536.44

(14)  Noteholders' Interest Carryover Shortfall applicable to C Notes:                                                        $0.00

(15)  Offered Noteholders' Interest Distributable Amount'                                                             $3,359,134.88
        deposited into Note Distribution Account:

(16)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(17)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                              0.00%

(18)  A-1 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(19)  A-1 Noteholders' Principal Distributable Amount:                                                                        $0.00

(20)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                       $25,633,657.08

(21)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                             95.64%

(22)  A-2 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(23)  A-2 Noteholders' Principal Distributable Amount:                                                               $25,633,657.08

(24)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(25)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                              0.00%

(26)  A-3 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(27)  A-3 Noteholders' Principal Distributable Amount:                                                                        $0.00

(28)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(29)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                              0.00%

(30)  A-4 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(31)  A-4 Noteholders' Principal Distributable Amount:                                                                        $0.00

(32)  B Noteholders' Monthly Principal Distributable Amount:                                                          $2,418,878.25

(33)  % of Floating Rate Principal Distribution Amount applicable to B Noteholders                                           100.00%

(34)  B Noteholders' Principal Carryover Shortfall:                                                                           $0.00

(35)  B Noteholders' Principal Distributable Amount:                                                                  $2,418,878.25

(36)  C Noteholders' Monthly Principal Distributable Amount:                                                          $1,168,876.33

(37)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to C Noteholders                                4.00%

(38)  C Noteholders' Principal Carryover Shortfall:                                                                           $0.00

(39)  C Noteholders' Principal Distributable Amount:                                                                  $1,168,876.33

(40)  Noteholders' Principal Distribution Amount:                                                                    $29,221,411.66

(41)  Noteholders' Distributable Amount:                                                                             $32,580,546.54


(42)  Deposit to Spread Account (from excess collections):                                                            $1,607,075.68



(43)  Specified Spread Account Balance (after all distributions and adjustments) :                                   $17,359,205.00
        The Lesser of:

        (a) 2.00% of the Initial Pool Balance                                                                        $17,359,205.00


        (b) the Note Balance                                                                                        $603,825,579.95

(44)  Spread Account Balance over the Specified Spread Account Balance:                                               $1,607,075.68

(45)  Class B Net Funds Cap Carryover Amount paid from Excess                                                                 $0.00

(46)  Ending Class B Net Funds Cap Carryover Amount                                                                           $0.00

(47)  Certificateholders' Interest Distributable Amount:                                                                 $81,139.92

(48)  Certificateholders' Interest Carryover Shortfall:                                                                       $0.00

(49)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificat holders                           0.00%

(50)  Certificateholders' Principal Distributable Amount applicable to current                                                $0.00

(51)  Certificateholders' Principal Carryover Shortfall:                                                                      $0.00

(52)  Certificateholders' Principal Distributable Amount:                                                                     $0.00

(53)  Certificateholders' Distributable Amount:                                                                          $81,139.92

(54)  Servicing Fee:                                                                                                    $540,304.54

(55)  Excess Amounts Distributed To Seller:
        (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                           $985,631.22
        (b) Release of Excess Amount in Negative Carry Account                                                                $0.00


(56)  Amount to be withdrawn from the Spread Account and deposited
        into the Note Distribution Account                                                                                    $0.00

(57)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                  $648,365,446.06

(58)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                        $0.00
           A-1 Note Pool Factor:                                                                                          0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                               $94,549,923.85
           A-2 Note Pool Factor:                                                                                          0.4623468

           Outstanding Principal Balance of A-3 Notes:                                                              $237,000,000.00
           A-3 Note Pool Factor:                                                                                          1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                              $188,591,000.00
           A-4 Note Pool Factor:                                                                                          1.0000000

           Outstanding Principal Balance of B Notes:                                                                 $58,918,473.86
           B Note Pool Factor:                                                                                            0.6014529

           Outstanding Principal Balance of C Notes:                                                                 $24,766,182.24
           C Note Pool Factor:                                                                                            0.7133322

           Outstanding Principal Balance of the Certificates:                                                        $15,190,000.00
           Certificate Pool Factor:                                                                                       1.0000000

(59)  Aggregate Purchase Amounts for related Collection Period:                                                               $0.00

(60)  Aggregate Amount of Realized Losses for the related Collection Period:                                              $4,571.72

(61)  Spread Account Balance after giving effect to all distributions:                                               $17,359,205.00

                                                      Servicing Fees

                                       Oct-97              Nov-97              Dec-97              Jan-98              Feb-98

Servicing Fees Accrued                 479,287.92          549,499356          699,514.64          685,149.36          663,542.63
Servicing Fees Paid                    380,063.51          369,186.82          357,750.80          346,770.38          331,849.77

Difference                             99,224,.41          180,312.75          341,763.84          338,378.98          331,692.86






                                                          Page 1





                                     Servicing Fees

                                       Mar-98              Apr-98              TOTAL

Servicing Fees Accrued                 637,861.16          618,855.28          4,333,710.57
Servicing Fees Paid                    314,999.42          301.337.13          2,401,957.83

Difference                             322,861.74          317,518.15          1,931,752.74


CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

                                                                  04-Sep-98
                                                                   09:33 AM
Prepared by Shawn Ostrowski  (414) 636-5284               File: us98a7.xls
                                                          --------------------------------------------------------------------------
NPV Data Input Section                                       31-Jan-98       05-Aug-98      05-Aug-98      05-Aug-98     05-Aug-98
                                                          --------------------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date       Pool 1 Cutoff          Pool 1         Pool 2         Pool 3        Pool 4
Row 0 is total delinquent amount valued without        0      815,587.26    1,778,658.77     648,480.79     573,169.43    401,176.18
discounting                                            1    4,904,442.92    8,225,112.08   2,386,111.61   2,702,781.04  1,336,014.35
                                                       2    3,906,018.00    4,268,173.25   1,564,639.04   1,866,794.70  1,256,667.52
                                                       3    3,877,741.53    5,408,390.99   1,751,215.60   1,785,010.31  1,149,804.34
                                                       4    3,927,499.76   19,688,217.90   2,299,762.36   2,810,652.16  1,310,893.61
                                                       5    4,489,141.08   22,851,184.64   3,961,410.04   3,054,384.38  1,594,168.32
                                                       6    4,701,496.18    7,642,080.66   8,215,079.16   2,423,921.11  1,158,562.01
                                                       7    8,608,827.19    3,881,540.61   4,577,477.91   8,190,193.51  1,429,009.53
                                                       8    4,561,811.29    3,444,671.96   1,500,592.83   5,347,448.91  4,351,030.92
                                                       9    5,865,268.62    3,329,530.95   1,512,747.28   1,622,864.43  2,583,809.15
                                                      10   20,726,727.40    3,286,268.20   1,363,267.29   1,544,185.49  1,036,448.59
                                                      11   24,544,023.77    3,682,379.05   1,478,652.84   1,630,262.31  1,043,811.64
                                                      12    8,064,830.34    4,043,060.34   1,686,786.11   1,865,654.70  1,082,704.48
                                                      13    4,158,520.71    6,911,129.19   2,062,120.43   2,359,795.17  1,263,365.03
                                                      14    3,890,264.88    4,008,868.00   1,447,211.96   1,741,552.16  1,241,909.27
                                                      15    3,782,816.20    5,122,083.53   1,711,462.16   1,680,082.30  1,102,039.30
                                                      16    3,690,091.18   19,564,419.66   2,274,344.62   2,717,686.99  1,257,308.15
                                                      17    4,197,628.53   22,431,046.46   3,916,698.75   2,984,654.07  1,414,913.33
                                                      18    4,469,435.87    7,659,290.48   8,104,208.27   2,380,444.01  1,122,070.48
                                                      19    7,285,555.72    3,517,535.55   4,438,380.70   8,051,466.72  1,385,817.30
                                                      20    4,356,548.05    3,120,735.52   1,527,113.75   5,185,796.10  4,255,735.54
                                                      21    5,597,282.58    2,983,759.57   1,374,881.47   1,472,080.33  2,537,987.87
                                                      22   20,571,819.38    2,992,126.91   1,222,791.52   1,401,065.39    997,339.50
                                                      23   23,941,222.86    3,307,838.82   1,348,605.28   1,462,329.99  1,005,905.69
                                                      24    8,115,920.90    3,722,682.16   1,567,582.15   1,692,261.62  1,034,598.28
                                                      25    3,796,254.95    6,356,311.53   1,859,715.44   2,150,538.66  1,203,483.14
                                                      26    3,520,590.84    3,652,789.22   1,282,118.06   1,575,899.23  1,166,269.90
                                                      27    3,368,827.89    4,750,106.16   1,559,863.85   1,517,479.64  1,043,469.38
                                                      28    3,377,685.71   18,850,867.49   2,106,954.20   2,511,520.96  1,175,906.20
                                                      29    3,818,250.80   21,232,072.76   3,745,966.17   2,665,674.99  1,340,289.38
                                                      30    4,125,981.11    6,603,609.17   7,741,725.12   2,204,918.80  1,079,526.30
                                                      31    6,713,278.92    2,795,213.65   4,089,842.85   7,801,162.40  1,317,303.72
                                                      32    3,988,716.36    2,389,229.47   1,070,435.76   4,721,974.20  4,068,774.77
                                                      33    5,217,950.91    2,208,254.74   1,038,718.73   1,159,358.95  2,367,148.67
                                                      34   19,826,622.88    2,209,082.00     895,254.13   1,034,660.37    803,215.34
                                                      35   22,666,521.85    2,387,536.37   1,018,978.35   1,068,681.64    814,211.69
                                                      36    7,002,127.42    2,880,534.63   1,202,308.23   1,271,651.85    857,530.80
                                                      37    3,029,669.36    5,322,729.71   1,391,851.43   1,550,887.71  1,006,426.04
                                                      38    2,680,058.07    2,789,141.04     930,738.09   1,139,865.81    931,914.54
                                                      39    2,516,935.39    3,674,222.43   1,192,019.07   1,092,947.74    842,450.87
                                                      40    2,496,244.13   16,264,435.82   1,526,633.76   1,890,488.81    934,369.38
                                                      41    2,737,191.06   16,775,937.47   3,171,379.15   1,943,996.64  1,082,330.82
                                                      42    3,153,886.68    4,791,052.18   5,639,720.37   1,675,467.59    902,987.66
                                                      43    5,582,477.12    1,507,924.68   2,782,013.86   5,370,875.97  1,150,295.41
                                                      44    3,015,189.84    1,136,937.38     504,417.61   3,076,506.72  3,403,458.73
                                                      45    4,018,584.24      951,269.20     383,409.78     697,773.94  1,590,492.63
                                                      46   17,054,595.16      939,833.79     336,978.70     375,763.36    300,679.79
                                                      47   17,892,686.71    1,087,586.99     373,188.49     416,528.92    284,434.21
                                                      48    5,006,379.02    1,311,295.25     533,669.80     687,734.04    343,456.64
                                                      49    1,575,797.74    3,433,203.49     678,934.71     684,034.53    436,207.83
                                                      50    1,274,914.81    1,507,302.32     371,685.88     429,227.52    345,528.50
                                                      51    1,052,722.95    2,260,290.00     529,044.44     439,607.59    298,865.35
                                                      52    1,025,672.10   12,864,330.02     726,052.23     835,683.62    335,848.60
                                                      53    1,269,487.16   13,351,797.39   2,338,107.57   1,162,972.27    515,555.61
                                                      54    1,401,868.59    3,074,008.37   3,884,194.66   1,137,339.15    333,734.74
                                                      55    3,543,191.20      426,352.54   1,424,196.85   3,926,281.96    598,110.90
                                                      56    1,602,040.53      224,255.37     166,443.46   1,738,181.36  2,032,793.92
                                                      57    2,451,098.98       87,409.58      56,826.85     117,032.49    763,175.18
                                                      58   13,381,249.09       21,078.16       9,512.32     103,601.66     81,373.68
                                                      59   14,147,441.09       33,148.80      21,048.80      70,785.02     19,658.38
                                                      60    3,183,367.95      150,184.51      69,589.01      22,211.70     20,528.19
                                                      61      425,818.48      183,163.09      32,779.48      31,394.35     66,119.09
                                                      62      225,353.33      137,214.94       7,144.08      17,979.75     22,437.62
                                                      63       88,204.01      241,870.35      31,367.97           0.00     21,393.97
                                                      64       21,872.59      471,198.63      63,823.62      56,987.58      1,952.55
                                                      65       61,007.90      290,667.90     462,449.77      23,920.99     13,952.54
                                                      66      150,978.94            0.00     211,259.78      38,491.14      1,952.55
                                                      67      183,957.52            0.00           0.00     139,928.13     94,000.63
                                                      68      138,009.37            0.00           0.00           0.00    146,039.51
                                                      69      263,256.47            0.00           0.00           0.00          0.00
                                                      70      476,922.25            0.00           0.00           0.00          0.00
                                                      71      290,667.90            0.00           0.00           0.00          0.00
                                                      72             -              0.00           0.00           0.00          0.00
                                                      73             -              0.00           0.00           0.00          0.00
                                                                     -

Total Time Balance of Scheduled Cash Flows                397,076,542.31  348,496,233.84 121,403,986.40 129,124,557.08 74,512,745.73

                                                                  04-Sep-98
                                                                   09:33 AM
Prepared by Shawn Ostrowski  (414) 636-5284               File: us98a7.xls
                                                          -------------------
NPV Data Input Section                                        05-Aug-98
                                                          -------------------
Scheduled cash flows as of the indicated cutoff date                Pool 5
Row 0 is total delinquent amount valued without                  1,740.20
discounting                                                     31,844.83
                                                                15,763.69
                                                                36,413.95
                                                                17,807.09
                                                                31,844.83
                                                                29,548.48
                                                                15,763.69
                                                                36,107.16
                                                                75,852.17
                                                                17,697.34
                                                                 4,194.05
                                                                29,548.48
                                                                31,844.83
                                                                15,763.69
                                                                36,413.95
                                                                17,807.09
                                                                31,844.83
                                                                29,548.48
                                                                15,763.69
                                                                36,107.16
                                                                47,489.16
                                                                17,697.34
                                                                 4,194.05
                                                                29,548.48
                                                                31,844.83
                                                                15,763.69
                                                                36,413.95
                                                                17,807.08
                                                                31,844.83
                                                                29,548.48
                                                                15,763.69
                                                                36,107.16
                                                                39,902.17
                                                                14,618.07
                                                                 4,194.05
                                                                29,548.48
                                                                31,844.83
                                                                15,763.69
                                                                36,413.95
                                                                15,763.69
                                                                31,844.83
                                                                29,548.48
                                                                15,763.68
                                                                36,107.16
                                                                36,404.17
                                                                14,013.10
                                                                 3,589.08
                                                                28,943.51
                                                                15,158.72
                                                                15,158.72
                                                                35,808.96
                                                                15,158.72
                                                                15,158.72
                                                                28,943.51
                                                                15,158.72
                                                                35,502.19
                                                                35,808.96
                                                                24,208.81
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00

                                                             1,493,571.53

--------------------------------------------------------------------------------
                                                                    Page 2 of 12

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Prepared by Shawn Ostrowski  (414) 636-5284                           09/04/98
Scheduled Payment Date                                                                15-Aug-98
Actual Payment Date                                                                   17-Aug-98
Collection Period Begin Date                                                          04-Jul-98
Collection Period End Date                                            31-Jan-98       05-Aug-98
Days in accrual period (30/360)                                                              30
Days in accrual period (ACT/360)                                                             33

PART I -- MONTHLY DATA INPUT

    Receipts During the Period                                                   $17,065,857.89

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                               $0.00
    Government obligors                                                                   $0.00
          Total Warranty Repurchases                                                      $0.00

Total Collections For The Period                                                 $17,065,857.89

    Pool Balance (Beg. of Collection Period)                                    $581,502,635.50
    Pool Balance (End of Collection Period)                                     $568,641,159.99

Total Collection                                                                 $17,065,857.89
Negative Carry Withdrawls                                                                 $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)              $116,817.66
Pre-Funding Account Reinvestment Income                                                   $0.00

    Total Distribution Amount                                                    $17,182,675.55

MISCELLANEOUS DATA

 TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                         $752,286.92
    Scheduled Amounts 60 days or more past due                                      $110,972.01
    Net Losses on Liquidated Receivables                                                  $0.00
    Number of Loans at Beginning of Period                                               15,990
    Number of Loans at End of Period                                                     15,806
    Repossessed Equipment not Sold or Reassigned (Beginning)                              $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                    $0.00

    Pre-Funding Account Reinvestment Income                                               $0.00


-------------------------------------------------------------------------------------------------------------------
                                                                                                              Page 3 of 12
CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Actual Payment Date                                                                                17-Aug-98
Collection Period Begin Date                                                                       04-Jul-98
Collection Period End Date                                                                         05-Aug-98

Part II -- Summary

Total Principal Balance of Notes and Certificates (Beginning of Period)                      $581,502,635.50
  A-1 Note Beginning Principal Balance                                                        $30,355,530.08
  A-2 Note Beginning Principal Balance                                                       $190,750,000.00
  A-3 Note Beginning Principal Balance                                                       $145,750,000.00
  A-4 Note Beginning Principal Balance                                                       $180,449,000.00
  B Note Beginning Principal Balance                                                          $23,260,105.42
  Certificate Beginning Principal Balance                                                     $10,938,000.00

Total Principal Balance of Notes and Certificates (End of Period)                            $568,641,159.99
  A-1 Note Principal Balance (End of Period)                                                  $18,008,513.59
                           A-1 Note Pool Factor (End of Period)                                    0.2497263
  A-2 Note Principal Balance (End of Period)                                                 $190,750,000.00
                           A-2 Note Pool Factor (End of Period)                                    1.0000000
  A-3 Note Principal Balance (End of Period)                                                 $145,750,000.00
                           A-3 Note Pool Factor (End of Period)                                    1.0000000
  A-4 Note Principal Balance (End of Period)                                                 $180,449,000.00
                           A-4 Note Pool Factor (End of Period)                                    1.0000000
  B Note Principal Balance (End of Period)                                                    $22,745,646.40
                           B Note Pool Factor (End of Period)                                      0.9098259
  Certificate Principal Balance (End of Period)                                               $10,938,000.00
                           Certificate Pool Factor (End of Period)                                 1.0000000

COLLATERAL VALUE DECLINE                                                                      $12,861,475.51
  Pool Balance (Beg. of Collection Period)                                                   $581,502,635.50
  Pool Balance (End of Collection Period)                                                    $568,641,159.99

Total Distribution Amount (TDA)                                                               $17,182,675.55
  Total Collections and Investment Income for the Period                                      $17,182,675.55
  Negative Carry Withdrawls                                                                            $0.00

Principal Distribution Amount  (PDA)                                                          $12,861,475.51

Principal Allocation to Notes and Certificates                                                $12,861,475.51
  A-1 Noteholders' Principal Distributable Amount                                             $12,347,016.49
  A-2 Noteholders' Principal Distributable Amount                                                      $0.00
  A-3 Noteholders' Principal Distributable Amount                                                      $0.00
  A-4 Noteholders' Principal Distributable Amount                                                      $0.00
  B Noteholders' Principal Distributable Amount                                                  $514,459.02
  Certificateholders' Principal Distributable Amount                                                   $0.00

Interest Distributable Amount                                                                  $2,875,211.97
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                             $154,294.63
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                             $977,784.50
  Noteholders' Interest Distributable Amount applicable to A-3 Notes                             $697,170.83
  Noteholders' Interest Distributable Amount applicable to A-4 Notes                             $876,681.39
  Noteholders' Interest Distributable Amount applicable to B Notes                               $115,137.52
  Certificateholders' Interest Distributable Amount                                               $54,143.10

Spread Account
  Beginning Spread Account Balance                                                            $12,499,977.37
  Deposit to Spread Account from Pre-Funding Account                                                   $0.00
  Deposit to Spread Account from Excess Collections over Distributions                         $1,499,964.50
  Distribution from Spread Account for Interest / Principal Shortfall                                  $0.00

  Specified Spread Account Balance                                                            $12,499,977.37
  Ending Spread Account Balance (after distributions)                                         $12,499,977.37

Credit Enhancement                                                                                      2.20%
  Spread account % of Ending Pool Balance                                                               2.20%
  Overcollateralization % of Ending Pool Balance                                                        0.00%

Scheduled Amounts 30 - 59 days past due                                                          $752,286.92
                          as % of Ending Pool Balance                                                   0.13%
Scheduled Amounts 60 days or more past due                                                       $110,972.01
                          as % of Ending Pool Balance                                                   0.02%
Net Losses on Liquidated Receivables                                                                   $0.00
                          as % of Ending Pool Balance                                                   0.00%

                                                                                                              Page 4 of 12

Part III -- Servicing Calculations                                                                  17-Aug-98

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                    Pool 1 Cutoff                       Pool 1

Wtd. Avg. APR                                                                 8.758%                       8.758%
Contract Value (Beg. of Collection Period), by origination pool                                  $299,703,112.31
Contract Value  (End of Collection Period), by origination pool     $325,333,194.29              $293,674,184.15
                                                                    ---------------              ---------------
Contract Value Decline                                                                             $6,028,928.16
                                                                                                            2.01%
Initial Pool Balance                                                                             $624,998,868.47
Pool Balance (End of Collection Period)                                                          $568,641,159.99

Collections and Investment Income for the period                                                  $17,182,675.55
Negative Carry Withdrawls                                                                                  $0.00

Total Distribution Amount (TDA)                                                                   $17,182,675.55
Principal Distribution Amount  (PDA)                                                              $12,861,475.51

Initial B Percentage                                                                                       4.000%
Unscheduled Principal (per pool)                                                                   $1,790,947.65
Total Unscheduled Principal                                                                        $3,591,378.26

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning Principal Balance                                                              $30,355,530.08
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                96.00%
Preliminary A-1 Noteholders' Principa; Distributable Amount                                       $12,347,016.49
One-Time Excess Prefunding Account Payment                                                                 $0.00
A-1 Noteholders' Principal Distributable Amount                                                   $12,347,016.49

Principal Distribution Amount Remaining                                                              $514,459.02

A-2 Note Beginning Principal Balance                                                             $190,750,000.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                 0.00%
A-2 Noteholders' Principal Distributable Amount                                                            $0.00

Principal Distribution Amount Remaining                                                              $514,459.02

A-3 Note Beginning Principal Balance                                                             $145,750,000.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                 0.00%
A-3 Noteholders' Principal Distributable Amount                                                            $0.00

Principal Distribution Amount Remaining                                                              $514,459.02

A-4 Note Beginning Principal Balance                                                             $180,449,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                                                 0.00%
A-4 Noteholders' Principal Distributable Amount                                                            $0.00

Principal Distribution Amount Remaining                                                              $514,459.02

B Note Beginning Principal Balance                                                                $23,260,105.42
B Noteholders' Principal Carryover Shortfall (Previous Period)                                             $0.00
B Noteholders' Share of the Principal Distribution Amount                                                   4.00%
B Noteholders' Principal Distributable Amount                                                        $514,459.02

Principal Distribution Amount Remaining                                                                    $0.00

Certificate Beginning Principal Balance                                                           $10,938,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
Certificateholders' Share of the Principal Distribution Amount                                              0.00%
Certificateholders' Principal Distributable Amount                                                         $0.00

Interest Accrued on Class A-1 Notes this period                              5.5450%                 $154,294.63
Noteholders' Interest Carryover Shortfall (Previous Period)                                                $0.00
  applicable to A-1 Notes
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                   $154,294.63

Interest Accrued on Class A-2 Notes this period                              5.5920%                 $977,784.50
Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-2 Notes                                                                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount
  applicable to A-2 Notes                                                                            $977,784.50

Interest Accrued on Class A-3 Notes this period                              5.7400%                 $697,170.83
Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-3 Notes                                                                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                   $697,170.83

Interest Accrued on Class A-4 Notes this period                              5.8300%                 $876,681.39
Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-4 Notes                                                                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                   $876,681.39

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                  $2,705,931.35
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Offered Noteholders' Interest Distributable Amount                                                 $2,705,931.35



Part III -- Servicing Calculations

1.  Sources and Uses of Collection Account Balance                        Pool 2            Pool 3           Pool 4         Pool 5

Wtd. Avg. APR                                                              8.597%            8.491%           9.174%         9.428%
Contract Value (Beg. of Collection Period), by origination pool  $105,513,878.18   $111,505,964.33   $63,553,272.72  $1,226,407.98
Contract Value  (End of Collection Period), by origination pool  $102,616,280.93   $109,270,440.88   $61,873,775.03  $1,206,479.00
                                                                 ---------------   ---------------   --------------  -------------
Contract Value Decline                                             $2,897,597.25     $2,235,523.45    $1,679,497.69     $19,928.96
                                                                            2.75%             2.00%            2.64%          1.62%
Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Withdrawls

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                                     $793,501.51       $487,225.35      $519,703.75

                                                                                                              Page 5 of 12

Interest Accrued on Class B Notes this period                             5.9400%                  $115,137.52
Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to B Notes                                                                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                             $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                   $115,137.52

Interest Accrued on Certificates this period                              5.9400%                   $54,143.10
Certificateholders' Interest Carryover Shortfall (Previous Period)                                       $0.00
Interest Due (in Arrears) on Above Shortfall                                                             $0.00
Certificateholders' Interest Distributable Amount                                                   $54,143.10

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                                              $17,182,675.55

Administration Fee Shortfall (Previous Period)                                                           $0.00
Administration Fee Accrued during this Period                            $500.00                       $166.67
Administration Fee Paid this Period from TDA                                                           $166.67
Administration Fee Shortfall                                                                             $0.00

Total Distribution Amount Remaining                                                             $17,182,508.88

Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-1 Notes                                                                                $0.00
Interest Due (in Arrears) on above Shortfall                                                             $0.00
Interest Accrued on Class A-1 Notes this period                                                    $154,294.63
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                            $154,294.63
Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-1 Notes                                                               $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-2 Notes                                                                                $0.00
Interest Due (in Arrears) on above Shortfall                                                             $0.00
Interest Accrued on Class A-2 Notes this period                                                    $977,784.50
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                            $977,784.50
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                                                $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-3 Notes                                                                                $0.00
Interest Due (in Arrears) on above Shortfall                                                             $0.00
Interest Accrued on Class A-3 Notes this period                                                    $697,170.83
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                            $697,170.83
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                                                $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-4 Notes                                                                                $0.00
Interest Due (in Arrears) on above Shortfall                                                             $0.00
Interest Accrued on Class A-4 Notes this period                                                    $876,681.39
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                            $876,681.39
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable  to A-4 Notes                                                                               $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                             $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                $2,705,931.35
Offered Noteholders' Interest Paid this Period from TDA                                          $2,705,931.35
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                 $0.00

Total A Noteholders' Principal Carryover Shortfall                                                       $0.00

Total Distribution Amount Remaining                                                             $14,476,577.53

Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to B Notes                                                                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                             $0.00
Interest Accrued on B Notes this period                                                            $115,137.52
Noteholders' Interest applicable to B Notes Paid this Period from TDA                              $115,137.52
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to B Notes                                                                                  $0.00

Total Distribution Amount Remaining                                                             $14,361,440.01

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                          $12,347,016.49
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                    $12,347,016.49
Preliminary A-1 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                        $0.00

Total Distribution Amount Remaining                                                               $2,014,423.52

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                   $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                             $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                        $0.00

Total Distribution Amount Remaining                                                               $2,014,423.52

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                   $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                             $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                        $0.00

Total Distribution Amount Remaining                                                               $2,014,423.52

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                                   $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                             $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                        $0.00

Total Distribution Amount Remaining                                                               $2,014,423.52

                                                                                                              Page 6 of 12
B Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
B Noteholders' Monthly Principal Distributable Amount                                                 $514,459.02
B Noteholders' Principal Distributable Amount Paid from TDA                                           $514,459.02
Preliminary B Noteholders' Principal Carryover Shortfall
   (Current Period)                                                                                         $0.00

Total Excess Distribution Amount Remaining                                                          $1,499,964.50

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                                       $0.00

New Collateral Purchased                                                                                    $0.00
Deposit to Spread Account                                                  2.00%                            $0.00
Payment to Seller                                                                                           $0.00
Payment to Class A-1 after Funding is Complete                                                              $0.00

Ending Pre-Funding Account Balance                                                                          $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                               $0.00

Adjusted Ending Pre-Funding Account Balance                                                                 $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                                    $0.00
Negative Carry                                                                                           3.209816%
Number of Days Remaining                                                                                   30 days

Pre-Funded Percentage                                                                                       0.000%
Negative Carry Withdrawls                                                                                   $0.00
Cumulative Negative Carry Withdrawls                                                                $4,595,626.41
Maximum Negative Carry Amount                                                                               $0.00
Required Negative Carry Account Balance                                                                     $0.00
Interim Ending Negative Carry Account Balance                                                               $0.00
Negative Carry Amount Released to Seller                                                                    $0.00

Ending Negative Carry Account Balance                                                                       $0.00

6.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                                   $12,499,977.37
Deposit to Spread Account from Pre-Funding Account                                                          $0.00
Deposit to Spread Account from Excess Collections over Distributions                                $1,499,964.50

Distribution from Spread Account to Noteholders' Distr. Account                                             $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-1 Notes                                                                  $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-2 Notes                                                                  $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-3 Notes                                                                  $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-4 Notes                                                                  $0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                          $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                          $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                          $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                          $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to B Notes                                                                    $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                          $0.00

Preliminary Spread Account Balance Remaining                                                       $13,999,941.87

Cumulative Realized Losses since 31-January-98 (Cut-off Date)                                               $0.00
Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                               NO
12*(Realized Losses during Collection Period + Repos at
   end of Collection Period)                                                                                $0.00
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                 NO
60 day or GREATER THAN Delinquent Scheduled Amounts                                                   $110,972.01
Are 60 day or GREATER THAN  Delinquencies GREATER THAN 2.25% of
  Ending Pool Balance?                                                                             NO
Are any of the three conditions "YES"?                                                             NO

Preliminary A-2 Note Principal Balance (End of Period)                                            $190,750,000.00
Preliminary A-3 Note Principal Balance (End of Period)                                            $145,750,000.00
Preliminary A-4 Note Principal Balance (End of Period)                                            $180,449,000.00
Preliminary B Note Principal Balance (End of Period)                                               $22,745,646.40
Preliminary Total Principal Balance of Notes  (End of Period)                                     $557,703,159.99

Specified Spread Account Balance                                                                    12,499,977.37
Lesser of:
(a) 2.00% of the Initial Pool Balance                                       2.00%                   12,499,977.37

(b) the Note Balance                                                                               557,703,159.99


                                                                                                              Page 7 of 12
Preliminary Spread Account Balance Remaining                                                    $13,999,941.87
Preliminary Excess Amount in Spread Account                                                      $1,499,964.50
Preliminary Shortfall Amount in Spread Account                                                           $0.00

Deposit to Spread Account from Remaing Excess Distribution                                               $0.00

Spread Account Excess                                                                            $1,499,964.50

Ending Spread Account Balance (after distributions)                                             $12,499,977.37
Net Change in Spread Account Balance                                                                     $0.00

Total Excess Distribution Amount Remaining                                                       $1,499,964.50

Certificateholders' Interest Carryover Shortfall (Previous Period)                                       $0.00
Interest Due (in Arrears) on Above Shortfall                                                             $0.00
Interest Accrued on Certificates this period                                                        $54,143.10
Certificateholders' Interest Paid from Excess Distribution                                          $54,143.10
Preliminary Certificateholders' Interest Carryover Shortfall
   (Current Period)                                                                                      $0.00

Total Excess Distribution Amount Remaining                                                       $1,445,821.40

Certificateholders' Principal Carryover Shortfall (Previous Period)                                      $0.00
Certificateholders' Principal Distributable Amount applicable to
   current period                                                                                        $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and
   Floating Rate Excess Distrbution                                                                      $0.00
Preliminary Certificateholders' Principal Carryover Shortfall
   (Current Period)                                                                                      $0.00

Total Excess Distribution Amount Remaining                                                       $1,445,821.40

Servicing Fee Shortfall (Previous Period)                                                                $0.00
Servicing Fees Accrued during this Period                                           1.00%          $484,585.53
Adjustment to Servicing Fee                                                                              $0.00
Adjustment to Excess Distribution Amount Remaining                                                       $0.00
Servicing Fees Paid this Period from Excess Distribution                                           $484,585.53
Servicing Fee Shortfall                                                                                  $0.00

Total Excess Distribution Amount Remaining                                                         $961,235.87

7.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                                                $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                                                $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                                                $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-4 Notes                                                                                $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to B Notes                                                                                  $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                       $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                      $0.00

A-1 Note Principal Balance (End of Period)                                                      $18,008,513.59
A-2 Note Principal Balance (End of Period)                                                     $190,750,000.00
A-3 Note Principal Balance (End of Period)                                                     $145,750,000.00
A-4 Note Principal Balance (End of Period)                                                     $180,449,000.00
B Note Principal Balance (End of Period)                                                        $22,745,646.40
Certificate Principal Balance (End of Period)                                                   $10,938,000.00
Total Principal Balance of Notes and Certificates (End of Period)                              $568,641,159.99

A-1 Note Pool Factor (End of Period)                                      $72,113,000.00             0.2497263
A-2 Note Pool Factor (End of Period)                                     $190,750,000.00             1.0000000
A-3 Note Pool Factor (End of Period)                                     $145,750,000.00             1.0000000
A-4 Note Pool Factor (End of Period)                                     $180,449,000.00             1.0000000
B Note Pool Factor (End of Period)                                        $25,000,000.00             0.9098259
Certificate Pool Factor (End of Period)                                   $10,938,000.00             1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                               0.9098259

Specified Spread Account Balance (after all distributions and
  adjustments)                                                                                  $12,499,977.37

                                                                            Page 8 of 12
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                 17-Aug-98
(1)  Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                       $12,347,016.49
        per $1,000 original principal amount:                                   $171.22

   (b)  A-2 Notes:                                                                $0.00
        per $1,000 original principal amount:                                     $0.00

   (c)  A-3 Notes:                                                                $0.00
        per $1,000 original principal amount:                                     $0.00

   (d)  A-4 Notes:                                                                $0.00
        per $1,000 original principal amount:                                     $0.00

   (e)  B Notes:                                                            $514,459.02
        per $1,000 original principal amount:                                    $20.58

   (f)  Total                                                            $12,861,475.51

(2) Interest on the Notes

   (a)  A-1 Notes:                                                          $154,294.63
        per $1,000 original principal amount:                                     $2.14

   (b)  A-2 Notes:                                                          $977,784.50
        per $1,000 original principal amount:                                     $5.13

   (c)  A-3 Notes:                                                          $697,170.83
        per $1,000 original principal amount:                                     $4.78

   (d)  A-4 Notes:                                                          $876,681.39
        per $1,000 original principal amount:                                     $4.86

   (e)  B Notes:                                                            $115,137.52
        per $1,000 original principal amount:                                     $4.61

   (f)  Total                                                             $2,821,068.87

(3) Pool Balance at the end of the related Collection Period            $568,641,159.99

(4) After giving effect to distributions on current Payment Date:

    (a) (i)   outstanding principal amount of A-1 Notes:                 $18,008,513.59
        (ii)  A-1 Note Pool Factor:                                           0.2497263

    (b) (i)   outstanding principal amount of A-2 Notes:                $190,750,000.00
        (ii)  A-2 Note Pool Factor:                                           1.0000000

    (c) (i)   outstanding principal amount of A-3 Notes:                $145,750,000.00
        (ii)  A-3 Note Pool Fac                                               1.0000000

    (d) (i)   outstanding principal amount of A-4 Notes:                $180,449,000.00
        (ii)  A-4 Note Pool Factor:                                           1.0000000

    (e) (i)   outstanding principal amount of B Notes:                   $22,745,646.40
        (ii)  B Note Pool Factor:                                             0.9098259

    (f) (i)   Certificate Balance                                        $10,938,000.00
        (ii)  Certificate Pool Factor:                                        1.0000000

(5)  Amount of Servicing Fee:                                               $484,585.53
       per $1,000 Beginning of Collection Period:                            1.61688521

(6)  Amount of Administration Fee:                                              $166.67
       per $1,000 Beginning of Collection Period:                            0.00055611

(7)  Aggregate Purchase Amounts for Collection Period:                            $0.00

(8)  Aggregate amount of Realized Losses for the
       Collection Period:                                                         $0.00

(9)  Amount in Spread Account:                                           $12,499,977.37

(10) Amount in Pre-Funding Account:                                               $0.00

(11) For the Final payment date with respect to the Funding Period, the              NA
       Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                            $0.00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                             17-Aug-98
(1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                        $12,347,016.49
        per $1,000 original principal amount:                                    $171.22

   (b)  A-2 Notes:                                                                 $0.00
        per $1,000 original principal amount:                                      $0.00

   (c)  A-3 Notes:                                                                 $0.00
        per $1,000 original principal amount:                                      $0.00

   (d)  A-4 Notes:                                                                 $0.00
        per $1,000 original principal amount:                                      $0.00

   (e)  B Notes:                                                             $514,459.02
        per $1,000 original principal amount:                                     $20.58

   (f)  Certificates:                                                              $0.00
        per $1,000 original principal amount:                                      $0.00

   (g)  Total:                                                            $12,861,475.51

(2)   Amount of interest being paid or distributed:
   (a)  A-1 Notes:                                                           $154,294.63
        per $1,000 original principal amount:                                      $2.14

   (b)  A-2 Notes:                                                           $977,784.50
        per $1,000 original principal amount:                                      $5.13

   (c)  A-3 Notes:                                                           $697,170.83
        per $1,000 original principal amount:                                      $4.78

   (d)  A-4 Notes:                                                           $876,681.39
        per $1,000 original principal amount:                                      $4.86

   (e)  B Notes:                                                             $115,137.52
        per $1,000 original principal amount:                                      $4.61

   (f)  Certificates:                                                         $54,143.10
        per $1,000 original principal amount:                                      $4.95

   (g)  Total:                                                             $2,875,211.97

(3)  Pool Balance at end of related Collection Period:                   $568,641,159.99

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                     $18,008,513.59
      (ii)   A-1 Note Pool Factor:                                              0.2497263

   (b) (i)  outstanding principal amount of A-2 Notes:                    $190,750,000.00
      (ii)  A-2 Note Pool Factor:                                               1.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                    $145,750,000.00
      (ii)  A-3 Note Pool Factor:                                               1.0000000

   (d) (i)  outstanding principal amount of A-4 Notes:                    $180,449,000.00
      (ii)  A-4 Note Pool Factor:                                               1.0000000

   (e) (i)  outstanding principal amount of B Notes:                       $22,745,646.40
      (ii)  C Note Pool Factor:                                                 0.9098259

   (f) (i)  Certificate Balance                                            $10,938,000.00
      (ii)  Certificate Pool Factor:                                            1.0000000

(5)  Amount of Servicing Fee:                                                 $484,585.53
      per $1,000 Beginning of Collection Period:                                1.6168852

(6)  Amount of Administration Fee:                                                $166.67
      per $1,000 Beginning of Collection Period:                                0.0005561

(7)  Aggregate Purchase Amounts for Collection Period:                              $0.00

(8)  Aggregate amount of Realized Losses for the
      Collection Period:                                                            $0.00

(9)  Amount in Spread Account:                                             $12,499,977.37

(10) Amount in Pre-Funding Account:                                                 $0.00


                                                                            Page 10 of 12

(11) For the Final payment date with respect to the Funding Period, the    NA
      Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                             $0.00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1998-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                  17-Aug-98
(1)  Payment of Administration Fee to Administrator:                             $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                          $2,821,068.87

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                 $12,861,475.51

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:              $54,143.10

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                   $0.00

(6)  Payment of Servicing Fee to Servicer:                                   $484,585.53

(7)  Release to Seller from Excess Collections over Distributions            $961,235.87

Check for Error                                                           NO ERROR
Sum of Above Distributions                                                $17,182,675.55
Total Distribution Amount plus Releases to Seller                         $17,182,675.55
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                                                                                                             Page 11 of 12


CASE EQUIPMENT LOAN TRUST 1998-A
SERVICER'S CERTIFICATE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                                    17-Aug-98
 (1)  Total Distribution Amount:                                                                           $ 17,182,675.55

 (2)  Administration Fee:                                                                                          $166.67

 (3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                      $154,294.63

 (4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                             $0.00

 (5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                      $977,784.50

 (6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                             $0.00

 (7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                      $697,170.83

 (8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                             $0.00

 (9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                      $876,681.39

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                             $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                        $115,137.52

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                               $0.00

(13)  Offered Noteholders' Interest Distributable Amount                                                     $2,821,068.87
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                              $12,347,016.49

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                    96.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                      $12,347,016.49

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                       $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                     0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                               $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                       $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                     0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                               $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                       $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                     0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                               $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                   $514,459.02

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                       4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                  $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                           $514,459.02

(34)  Noteholders' Principal Distribution Amount:                                                           $12,861,475.51

(35)  Noteholders' Distributable Amount:                                                                    $15,682,544.38

(36)  Deposit to Spread Account (from excess collections):                                                   $1,499,964.50



(37)  Specified Spread Account Balance (after all distributions and adjustments):                           $12,499,977.37
        The Lesser of:

        (a) 2.00% of the Initial Pool Balance                                                               $12,499,977.37


        (b) the Note Balance                                                                               $557,703,159.99

(38)  Spread Account Balance over the Specified Spread Account Balance:                                      $1,499,964.50

(39)  Certificateholders' Interest Distributable Amount:                                                        $54,143.10

(40)  Certificateholders' Interest Carryover Shortfall:                                                              $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificateholders                  0.00%

(42)  Certificateholders' Principal Distributable Amount applicable to current period                                $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                             $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                            $0.00

(45)  Certificateholders' Distributable Amount:                                                                 $54,143.10

(46)  Servicing Fee:                                                                                           $484,585.53

(47)  Excess Amounts Distributed To Seller:
        (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                  $961,235.87
        (b) Release of Excess Amount in Negative Carry Account                                                       $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
        into the Note Distribution Account                                                                           $0.00

(49)  Pool Balance as of the opening of business on the first day of
        the Collection Period in which the Payment Date occurs:                                            $581,502,635.50

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                      $18,008,513.59
           A-1 Note Pool Factor:                                                                                 0.2497263

           Outstanding Principal Balance of A-2 Notes:                                                     $190,750,000.00
           A-2 Note Pool Factor:                                                                                 1.0000000

           Outstanding Principal Balance of A-3 Notes:                                                     $145,750,000.00
           A-3 Note Pool Factor:                                                                                 1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                     $180,449,000.00
           A-4 Note Pool Factor:                                                                                 1.0000000

           Outstanding Principal Balance of B Notes:                                                        $22,745,646.40
           B Note Pool Factor:                                                                                   0.9098259

           Outstanding Principal Balance of the Certificates:                                               $10,938,000.00
           Certificate Pool Factor:                                                                              1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                      $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                         $0.00

(53)  Spread Account Balance after giving effect to all distributions:                                      $12,499,977.37


                                             Adjustments


---------------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Prepared by Shawn Ostrowski (414) 636-5284

                                                                        March               April              May
                                                                     Distribution       Distribution      Distribution
                                                                     ------------       ------------      ------------
Servicing Fees Accrued during this Period                             271,111.00         266,770.70        453,472.46
Adjustment to Servicing Fee                                                 0.00               0.00         94,209.01
Adjustment to Excess Distribution Amount Remaining                          0.00               0.00       (94,209.01)
Servicing Fees Paid this Period from Excess Distribution              271,111.00         266,770.70        453,472.46



         Total, one time Servicing Fee Adjustment:                     94,209.01
         Total, one time Excess Distribution Amount Adjustment:       (94,209.01)
---------------------------------------------------------------------------------------------------------------------------------

                                                            Page 1